                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

  Filed by the Registrant [X]
  Filed by a Party other than the Registrant [_]
  Check the appropriate box:
  [_] Preliminary Proxy Statement         [_] Confidential, for Use of the
  [X] Definitive Proxy Statement              Commission Only (as permitted by
  [_] Definitive Additional Materials         Rule 14a-6(e)(2))
  [_] Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12

                               FORUM GROUP, INC.
- - -------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               FORUM GROUP, INC.
- - -------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
  [_] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
      or Item 22(a)(2) of Schedule 14A.
  [_] $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3).
  [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

                                 COMMON STOCK
- - -------------------------------------------------------------------------------

  (2) Aggregate number of securities to which transactions applies:

                                    197,952
- - -------------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                    $13 (CASH PAYMENT TO SECURITY HOLDERS)
- - -------------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

                                  $2,573,376
- - -------------------------------------------------------------------------------

  (5) Total fee paid:

                                    $514.68
- - -------------------------------------------------------------------------------

  [X] Fee paid previously with preliminary materials.

- - -------------------------------------------------------------------------------
  [_] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

                                      N/A
- - -------------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:

                                      N/A
- - -------------------------------------------------------------------------------

  (3) Filing Party:

                                      N/A
- - -------------------------------------------------------------------------------

  (4) Date Filed:

                                      N/A
- - -------------------------------------------------------------------------------

                     [FORUM GROUP, INC. LOGO APPEARS HERE]



                                                                 April 29, 1996

To the Shareholders of Forum Group, Inc.:

  You are cordially invited to attend a Special Meeting of Shareholders of Forum Group, Inc. (the "Company") to be held on June 12, 1996, as set forth in the attached Notice of Special Meeting of Shareholders. At this meeting you will be asked to consider and vote upon the approval and adoption of an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which FG Acquisition Corp. ("Acquisition"), an Indiana corporation and a wholly owned indirect subsidiary of Marriott International, Inc., a Delaware corporation ("Parent"), will be merged with and into the Company. Details of the proposed merger and other important information are contained in the accompanying Proxy Statement.

  The merger is the second and final step in the acquisition of the Company by Parent and Acquisition pursuant to the terms of the Merger Agreement. The first step provided for in the Merger Agreement was a tender offer by Acquisition for all the outstanding shares of common stock of the Company (the "Shares"). Upon expiration of the tender offer on March 23, 1996, Acquisition purchased 22,341,879 Shares (approximately 99.1% of the outstanding Shares) for $13 in cash per Share.

  In the merger, the Company's remaining shareholders (other than Parent, its subsidiaries and shareholders who choose to exercise and perfect their dissenters' rights) will receive the same consideration paid in the tender offer, $13 in cash, for each Share owned, and thereafter they will have no further equity interest in the Company.

  Your Board of Directors, after careful consideration, has unanimously approved the Merger Agreement and determined that the tender offer and the merger are fair to and in the best interests of the Company and its shareholders. In addition, in connection with its approval of the transaction with Parent, the Board of Directors of the Company received a written opinion dated February 15, 1996 from the Company's financial advisor, Smith Barney Inc., to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the $13 per Share price to be received by the holders of Shares (other than Parent and its affiliates) in the tender offer and the merger was fair, from a financial point of view, to such holders. The full text of the written opinion dated February 15, 1996 of Smith Barney Inc., which sets forth the assumptions made, matters considered and limitations on the review undertaken, is attached as Annex B to the enclosed Proxy Statement and should be read carefully in its entirety. Your Board of Directors recommends that you vote FOR the approval and adoption of the Merger Agreement.

  Approval of the proposed merger requires the affirmative vote of the holders of 66 2/3% of the outstanding Shares. As a result of the completion of the tender offer, Acquisition beneficially owns and has the right to vote at the Special Meeting sufficient Shares to cause the Merger Agreement to be approved without the affirmative vote of any other shareholder. The Merger Agreement requires Parent to vote, or cause to be voted, all Shares beneficially owned by it in favor of approving and adopting the Merger Agreement.

  We urge you to read the enclosed material carefully and request that you complete and return the enclosed proxy as soon as possible. You may, of course, attend the Special Meeting and vote in person, even if you have previously returned your proxy card.

                                          Sincerely yours,

                                          /s/ Paul E. Johnson, Jr.

                                          Paul E. Johnson, Jr.
                                          Chairman of the Board
                                          and President


                     11320 RANDOM HILLS ROAD -- SUITE 400
                    FAIRFAX, VIRGINIA 22030 -- 703-277-7000

                               FORUM GROUP, INC.

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JUNE 12, 1996

                               ----------------

                                                              Fairfax, Virginia
                                                                 April 29, 1996

To the Shareholders of Forum Group, Inc.:

  A Special Meeting of Shareholders of Forum Group, Inc. will be held at the Bethesda Marriott Suites, 6711 Democracy Boulevard, Bethesda, Maryland 20817, in the Conference Center, Salon No. 1 on the Second Level, on June 12, 1996 at 10:00 a.m., local time, for the following purposes:

    1. To consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger, dated as of February 15, 1996 (the "Merger Agreement"), by and among Marriott International, Inc., a Delaware corporation ("Parent"), FG Acquisition Corp., an Indiana corporation and a wholly owned indirect subsidiary of Parent ("Acquisition"), and Forum Group, Inc., an Indiana corporation (the "Company"), pursuant to which: (a) Acquisition will be merged with and into the Company (the "Merger"), with the Company as the surviving corporation, and all of the common stock of the Company will be owned indirectly by Parent; and (b) each outstanding share of the Company's common stock, no par value per share (the "Shares"), other than Shares held by Parent, the Company or any of their respective subsidiaries or by shareholders who properly exercise and perfect their dissenters' rights under Indiana law, will be converted into the right to receive $13 in cash, without interest; and

    2. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the meeting or any and all adjournments or postponements thereof.

  Only holders of record of Shares at the close of business on April 25, 1996 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

  If the Merger Agreement is approved by the shareholders and the Merger is consummated, any shareholder (1) who before the taking of the vote on the approval of the Merger Agreement, files with the Company a written objection to the proposed action stating that he or she intends to demand payment for his or her Shares if the action is taken and (2) whose Shares are not voted in favor of such action, has or may have the right to demand in writing from the Company, within twenty days after the date of mailing to him or her of notice in writing that the Merger has become effective, payment for such Shares and an appraisal of the value thereof. The Company and any such shareholder shall in such cases have the rights and duties and shall follow the procedures set forth in Chapter 44 of the Indiana Business Corporations Law. For a more complete description of such rights, duties and procedures, see "Rights of Dissenting Shareholders" in the accompanying Proxy Statement.

  Your attention is respectfully directed to the accompanying Proxy Statement. We urge you to read it carefully. Whether or not you expect to attend the meeting in person, please complete and return the enclosed proxy in the envelope provided. The proxy may be revoked at any time before it is exercised in the manner described in the Proxy Statement.

                                          BY ORDER OF THE BOARD
                                          OF DIRECTORS

                                          /s/ Joan Rector McGlockton

                                          Joan Rector McGlockton, Secretary

          PLEASE COMPLETE AND SIGN THE ACCOMPANYING FORM OF PROXY AND
           RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT
         YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING. NO POSTAGE IS
                    REQUIRED IF MAILED IN THE UNITED STATES.

      PLEASE DO NOT SEND IN ANY CERTIFICATES FOR YOUR SHARES AT THIS TIME.

                               FORUM GROUP, INC.

                                PROXY STATEMENT

                               ----------------

                     FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 12, 1996

                               ----------------

  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Forum Group, Inc. to be used at a Special Meeting of Shareholders to be held at the Bethesda Marriott Suites, 6711 Democracy Boulevard, Bethesda, Maryland 20817, in the Conference Center, Salon No. 1 on the Second Level, on June 12, 1996 at 10:00 a.m., local time, and any adjournments or postponements thereof.

  The purpose of the Special Meeting is to consider and act upon a proposal recommended by the Board of Directors of the Company to approve and adopt an Agreement and Plan of Merger, dated as of February 15, 1996 (the "Merger Agreement"), by and among Marriott International, Inc., a Delaware corporation ("Parent"), FG Acquisition Corp., an Indiana corporation and a wholly owned indirect subsidiary of Parent ("Acquisition"), and Forum Group, Inc. an Indiana corporation (the "Company"), pursuant to which Acquisition will be merged with and into the Company (the "Merger"), with the Company as the surviving corporation. A copy of the Merger Agreement is included in this Proxy Statement as Annex A.

  Acquisition was formed at the direction of Parent for the purpose of entering into the Merger Agreement and effecting the transactions contemplated thereby. For further information regarding Parent and Acquisition, see "Information Concerning Parent, Acquisition and Affiliates."

  Pursuant to the Merger Agreement, as the first step in the acquisition of the Company by Parent and Acquisition, on February 23, 1996, Acquisition commenced a cash tender offer (the "Offer") for all of the outstanding shares of common stock of the Company, no par value per share (the "Shares"), at $13 per Share in cash. After expiration of the Offer on March 23, 1996, Acquisition purchased 22,341,879 Shares, which is approximately 99.1% of the outstanding Shares. The Merger is the second and final step in the acquisition by Parent and Acquisition of all of the outstanding Shares. In the Merger each outstanding Share, other than Shares held by Parent, the Company or any of their respective subsidiaries and Shares held by shareholders who properly exercise and perfect their dissenters' rights under Indiana law, will be converted into the right to receive $13 in cash, without interest, and the holders of such Shares will thereafter have no remaining equity interest in the Company.

  As a result of the purchase of Shares pursuant to the Offer, Parent has the right to vote sufficient Shares to cause the Merger Agreement to be approved and adopted without the affirmative vote of any other shareholder. The Merger Agreement requires Parent to vote, or cause to be voted, all Shares beneficially owned by it in favor of approving and adopting the Merger Agreement.

  Only holders of record of Shares at the close of business on April 25, 1996 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. The Shares represent the only outstanding voting securities of the Company, and each Share represents the right to cast one vote. As of the Record Date, there were 22,539,831 Shares outstanding held by approximately 2,100 holders of record.

  Each shareholder is requested to sign and return the enclosed proxy card in order to ensure that his or her Shares are voted. Proxies in the form enclosed, unless previously revoked, will be voted at the Special Meeting. A shareholder giving a proxy may revoke it at any time before it is voted at the Special Meeting by sending in a

                               ----------------

                      THIS PROXY STATEMENT IS FIRST BEING
                    SENT TO SHAREHOLDERS ON APRIL 29, 1996

                               ----------------
proxy bearing a later date, by delivering a written notice of revocation or by attending the Special Meeting in person and casting a ballot or delivering notice of revocation of the proxy. If a choice or instruction is specified by the shareholder on a signed and returned proxy card, the proxy will be voted in accordance with such specification. If no choice or instruction is specified by such shareholder on a signed and returned proxy card, the proxy will be voted as recommended by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

  A majority of the outstanding Shares entitled to vote, represented in person or by proxy, is required for a quorum at the Special Meeting. The Company's Articles of Incorporation (the "Company Charter") may be read to require the affirmative vote of 66 2/3% of the outstanding Shares entitled to vote hereon, or 15,026,554 Shares based on the number of Shares outstanding on the Record Date, for approval of the Merger Agreement. Parent beneficially owns and has the right to vote 22,341,879 Shares, or approximately 99.1% of the outstanding Shares, and therefore can, and intends to, cause the Merger Agreement to be approved and adopted without the affirmative vote of any other shareholder.

  Pursuant to Indiana law, shareholders of record on the Record Date have the right to dissent from the Merger and, if the Merger is consummated, to have an appraisal of the fair value of their Shares and payment therefor. For information regarding the procedures which must be followed to exercise and perfect such rights, see "Rights of Dissenting Shareholders."

  After the initial mailing of this Proxy Statement, proxies may be solicited by telephone, telegram or personally by directors, officers and other employees of the Company (who will not receive any additional compensation therefor). All expenses with respect to the solicitation of proxies, including printing and postage costs, will be paid by the Company.

  All information contained in this Proxy Statement concerning Parent, Acquisition and their affiliates other than the Company, the financing of the Offer and the Merger and plans for Parent and the Company after the Merger has been supplied by Parent and Acquisition. With the exception of the aforementioned information, all information contained in this Proxy Statement has been supplied by the Company.

  NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION FROM ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN SUCH JURISDICTION. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, IMPLY THAT THERE HAS NOT BEEN ANY CHANGE IN THE INFORMATION SET FORTH HEREIN SINCE THE DATE OF THIS PROXY STATEMENT.

                               ----------------

              THE DATE OF THIS PROXY STATEMENT IS APRIL 29, 1996

                               ----------------

                               TABLE OF CONTENTS

SUMMARY....................................................................   4
  Date, Time and Place of the Special Meeting..............................   4
  Purpose of the Special Meeting...........................................   4
  The Company, Parent, Acquisition and Affiliates..........................   4
  The Merger...............................................................   4
  Record Date; Shareholders Entitled to Vote; Quorum; Vote Required;
   Proxies.................................................................   5
  Recommendation of the Board of Directors.................................   5
  Opinion of the Company's Financial Advisor...............................   5
  Payment of Merger Consideration for the Shares...........................   5
  Rights of Dissenting Shareholders........................................   6
  Interests of Certain Persons in the Merger...............................   6
  Certain Federal Income Tax Consequences..................................   7
  Price Range of the Shares; Dividends.....................................   7
  Selected Consolidated Financial Information..............................   7
  Certain Financial Projections............................................   8

INTRODUCTION...............................................................   9
  General..................................................................   9
  Voting At The Special Meeting............................................  10

THE MERGER.................................................................  11
  Background of the Merger.................................................  11
  Recommendation of the Board of Directors.................................  12
  Opinion of the Company's Financial Advisor...............................  13
  Interests of Certain Persons in the Merger...............................  14
  Payment of Merger Consideration for the Shares...........................  17
  Purpose of the Offer and the Merger; Plans for the Company...............  17
  Accounting Treatment of the Merger.......................................  18
  Certain Financial Projections............................................  18
  Certain Legal Matters; Regulatory Approvals..............................  19
  The Merger Agreement.....................................................  20
  Rights of Dissenting Shareholders........................................  23
  Certain Federal Income Tax Consequences..................................  25

FINANCING OF THE MERGER....................................................  26

INFORMATION CONCERNING THE COMPANY.........................................  26
  The Business of the Company..............................................  26
  Directors and Executive Officers of the Company..........................  27

INFORMATION CONCERNING PARENT, ACQUISITION AND AFFILIATES..................  29

PRICE RANGE OF THE SHARES; DIVIDENDS.......................................  30

OWNERSHIP OF SHARES BY DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS......  31

SELECTED CONSOLIDATED FINANCIAL INFORMATION................................  32

INDEPENDENT PUBLIC ACCOUNTANTS.............................................  33

PROXY SOLICITATION.........................................................  33

OTHER MATTERS..............................................................  33

INCORPORATED DOCUMENTS AND AVAILABLE INFORMATION...........................  33


ANNEXES
Annex A--The Merger Agreement
Annex B--Opinion of Smith Barney Inc.
Annex C--Chapter 44 of the Indiana Business Corporation Law

                                    SUMMARY

  The following is a summary of certain information contained in this Proxy Statement. This summary does not purport to be complete and is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement, including the Annexes hereto. Unless defined herein, capitalized terms used in this summary have the meanings ascribed to them elsewhere in this Proxy Statement. Shareholders are urged to read this Proxy Statement, including the Annexes hereto, in its entirety.

DATE, TIME AND PLACE OF THE SPECIAL MEETING

  The Special Meeting will be held on Wednesday, June 12, 1996 at 10:00 a.m., local time, at the Bethesda Marriott Suites, 6711 Democracy Boulevard, Bethesda, Maryland 20817, in the Conference Center, Salon No. 1 on the Second Level.

PURPOSE OF THE SPECIAL MEETING

  At the Special Meeting shareholders will be asked to consider and vote upon the approval and adoption of the Merger Agreement pursuant to which Acquisition will be merged with and into the Company, with the Company as the surviving corporation.

THE COMPANY, PARENT, ACQUISITION AND AFFILIATES

  The Company provides senior housing and health care services in 15 states through the ownership and/or operation of 42 retirement communities. The Company is an Indiana corporation with its principal offices located at Suite 400, 11320 Random Hills Road, Fairfax, Virginia 22030. The Company's telephone number at that address is (703) 277-7000. See "Information Concerning the Company."

  Acquisition is a newly formed Indiana corporation and a wholly owned indirect subsidiary of Parent. To date, Acquisition has not conducted any business other than in connection with its formation and capitalization and the transactions contemplated by the Offer. Until immediately prior to the time Acquisition purchased Shares pursuant to the Offer, it did not have any significant assets or liabilities other than those created by the Merger Agreement. Because Acquisition is a newly formed corporation, no meaningful financial information regarding Acquisition is available.

  Parent is a Delaware corporation. Parent, together with its consolidated subsidiaries, is a diversified hospitality company with operations in two business segments. The Lodging division operates and franchises lodging businesses under four brand names, and operates a vacation timesharing business. The Contract Services division provides food service and facilities management for clients in business, education and health care and operates a wholesale food distribution business, as well as developing, owning and operating retirement communities.

  The principal executive offices of Parent and Acquisition are located at 10400 Fernwood Road, Bethesda, Maryland 20817. The telephone number of Parent and Acquisition at that address is (800) 638-8108. See "Information Concerning Parent, Acquisition and Affiliates."

THE MERGER

  Upon approval of the Merger Agreement and satisfaction of the other conditions to the Merger specified therein, Acquisition will be merged with and into the Company. The Company will be the surviving corporation (the "Surviving Corporation") in the Merger and each share of common stock of Acquisition automatically will be converted into a share of common stock of the Surviving Corporation. As a result of the Merger the Company will become an indirect wholly owned subsidiary of Parent. At the time the Merger becomes effective (the "Effective Time"), each outstanding Share (other than Shares held by Parent, the Company or any subsidiary of

Parent, which Shares shall be cancelled, and Shares held by shareholders who properly exercise and perfect their dissenters' rights under Indiana law) automatically will be converted into the right to receive $13 in cash, without interest, and holders of such Shares will thereafter have no remaining equity interest in the Company.

RECORD DATE; SHAREHOLDERS ENTITLED TO VOTE; QUORUM; VOTE REQUIRED; PROXIES

  Only shareholders of record at the close of business on April 25, 1996, the Record Date, are entitled to notice of, and to vote at, the Special Meeting. At such date there were 22,539,831 Shares outstanding and entitled to vote which were held by approximately 2,100 holders of record. Holders of record may cast one vote per Share either in person or by proxy on each matter to be voted on at the Special Meeting.

  The Company Charter may be read to require the affirmative vote of at least 66 2/3% of the outstanding Shares as of the Record Date, or approximately 15,026,554 Shares, for approval of the Merger Agreement. Parent beneficially owns and has the right to vote 22,341,879 Shares at the Special Meeting, which represent approximately 99.1% of the outstanding Shares. Parent therefore has sufficient voting power to cause the Merger Agreement to be approved without the affirmative vote of any other shareholder. Under the Merger Agreement, Parent is obligated to vote, or cause to be voted, all Shares owned by it or its subsidiaries in favor of the approval and adoption of the Merger Agreement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  The Board of Directors approved the Merger Agreement on February 15, 1996 by unanimous vote and recommended that shareholders vote FOR the approval and adoption of the Merger Agreement. The Board of Directors, after careful consideration of the terms and conditions of the Merger Agreement, determined the Merger to be fair to and in the best interests of the Company's shareholders. The Board's decision was based on a number of factors. See "The Merger--Recommendation of the Board of Directors."

  The Offer and the Merger were presented to and considered by the Board as a single transaction. The terms of the Merger Agreement were the product of arm's length negotiations between representatives of Parent and representatives of the Company and the Company's two principal shareholders.

OPINION OF THE COMPANY'S FINANCIAL ADVISOR

  Smith Barney Inc. ("Smith Barney") has acted as financial advisor to the Company in connection with the Offer and the Merger and delivered an oral opinion to the Board of Directors of the Company on February 15, 1996 (subsequently confirmed by delivery of a written opinion dated such date) to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the cash consideration to be received by holders of Shares (other than Parent and its affiliates) in the Offer and the Merger was fair, from a financial point of view, to such holders. The full text of the written opinion of Smith Barney dated February 15, 1996, which sets forth the assumptions made, matters considered and limitations on the review undertaken, is attached as Annex B to this Proxy Statement and should be read carefully in its entirety. Smith Barney's opinion is directed only to the fairness of the cash consideration to be received by holders of Shares (other than Parent and its affiliates) in the Offer and the Merger from a financial point of view, does not address any other aspect of the Offer, the Merger or related transactions and does not constitute a recommendation to any shareholder as to how such shareholder should vote at the Special Meeting. See "The Merger--Opinion of the Company's Financial Advisor."

PAYMENT OF MERGER CONSIDERATION FOR THE SHARES

  Promptly after consummation of the Merger, a transmittal letter and instructions for surrendering certificates formerly representing Shares will be mailed to each shareholder of record of the Company at the Effective Time. Parent has appointed First Chicago Trust Company of New York to act as the paying agent (the "Paying

Agent"). DO NOT SEND SHARE CERTIFICATES WITH YOUR PROXY. No interest will be paid on the $13 in cash payable per Share. It is therefore recommended that certificates be surrendered promptly after consummation of the Merger to obtain payment as quickly as possible. See "The Merger--Payment of Merger Consideration for the Shares."

RIGHTS OF DISSENTING SHAREHOLDERS

  Pursuant to the Indiana Business Corporation Law (the "Indiana BCL"), shareholders of record on the Record Date have the right to dissent from the Merger and, if the Merger is consummated, to have an appraisal of the fair value of their Shares and receive payment therefor. Any shareholder desiring to exercise such dissenter's rights will have the rights and duties and must strictly follow the procedures set forth in Chapter 44 of the Indiana BCL in order to perfect such rights. See "The Merger--Rights of Dissenting Shareholders." The full text of Chapter 44 of the Indiana BCL is included herein in Annex C and should be read in its entirety. SHAREHOLDERS WHO WISH TO EXERCISE DISSENTERS' RIGHTS MUST STRICTLY FOLLOW THE PROCEDURES DESCRIBED THEREIN.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

  In considering the recommendation of the Board of Directors with respect to the Merger, shareholders should be aware that certain members of the Company's management and Board have certain interests which may be considered conflicts of interest in connection with the Merger.

  Certain of the officers of the Company at the time of the Merger will remain the officers of the Surviving Corporation after the Merger, and Parent has agreed to cause the Surviving Corporation to continue in effect until December 31, 1996 certain employee benefit arrangements maintained by the Company for the benefit of its employees.

  Under the terms of the Merger Agreement, immediately before the purchase of Shares by Acquisition pursuant to the Offer, all options and other rights to acquire Shares ("Stock Options") granted to employees under any stock option plan, program or similar arrangement of the Company or any subsidiary of the Company, whether or not then exercisable, were cancelled by the Company and the holders thereof received from the Company, for each Share subject to such Stock Options, an amount in cash equal to the difference between $13 and the exercise price per share of such Stock Options. These payments amounted in the aggregate to approximately $11,390,000 for all employees, before withholding of applicable taxes.

  Mark L. Pacala, who was Chairman and Chief Executive Officer of the Company prior to and until consummation of the Offer, held unvested Stock Options for the purchase of 800,000 Shares at the time of the consummation of the Offer. As with other employees holding Stock Options, Mr. Pacala's Stock Options were cancelled in exchange for a cash payment of, in Mr. Pacala's case, approximately $5,700,000 from the Company.

  Also as a result of consummation of the Offer, pursuant to employment agreements between the Company and each of Mr. Pacala and Dennis L. Lehman, who was Senior Vice President and Chief Financial Officer of the Company prior to consummation of the Offer, the Company was obligated to make severance payments of approximately $811,350 in the aggregate to Messrs. Pacala and Lehman upon termination of their employment. The Company is also obligated to provide Mr. Pacala the medical and dental benefits that he was receiving immediately prior to termination of his employment for two years following such termination.

  In addition, pursuant to the Merger Agreement, Parent has agreed to adopt effective immediately following the Effective Time a severance plan applicable to certain other employees. See "The Merger--Interests of Certain Persons in the Merger."

  Pursuant to the Merger Agreement, Parent has agreed to cause the Company to provide, for six years after the Effective Time, certain indemnification for all persons who were directors and officers of the Company on February 15, 1996 and prior thereto, as well as certain other persons. Parent has also agreed to cause the Company to provide, for three years after the Effective Time, certain directors' and officers' liability insurance policies and related arrangements for all persons who were directors and officers of the Company on February 15, 1996. See "The Merger--Interests of Certain Persons in the Merger."

  The Company entered into letter agreements with each of Investors GenPar, Inc. and Apollo Investment Fund (each of which is an affiliate of a Principal Shareholder), each dated as of October 3, 1995 confirming that the Company will indemnify such parties and their affiliates in connection with certain litigation arising out of the 1993 recapitalization of the Company. The Company's obligation to provide such indemnification was conditioned upon the consummation of a business combination such as the purchase of Shares pursuant to the Offer.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  In general, the receipt of cash for Shares pursuant to the terms of the Merger Agreement will be a taxable transaction for federal income tax purposes and may be a taxable transaction for state, local and other purposes as well. Shareholders are urged to consult their own tax advisors to consider the particular tax consequences of the Merger to them. See "The Merger--Certain Federal Income Tax Consequences."

PRICE RANGE OF THE SHARES; DIVIDENDS

  The Shares are traded in the over-the-counter market and prices are quoted on the Nasdaq Small Cap Market under the symbol "FOUR." On February 15, 1996, the last full trading day prior to the announcement of the execution of the Merger Agreement, the last reported bid price per Share on the Nasdaq Small Cap Market was $12 1/2. On April 24, 1996, the last trading day for which quotations were available at the time of printing this Proxy Statement, the last reported bid price per Share on the Nasdaq Small Cap Market was $12 3/4. See "Price Range of the Shares; Dividends." SHAREHOLDERS ARE URGED TO OBTAIN A CURRENT MARKET QUOTATION FOR THE SHARES.

  Pursuant to the Merger Agreement, the Company has agreed not to declare or pay any dividends on the Shares prior to consummation of the Merger or termination of the Merger Agreement.

SELECTED CONSOLIDATED FINANCIAL INFORMATION

  The following table sets forth certain summary consolidated financial information with respect to the Company and its subsidiaries. More comprehensive financial information is included in reports and other documents filed by the Company with the Securities and Exchange Commission (the "Commission"), and the following summary is qualified in its entirety by reference to such documents (which may be inspected and obtained as described below), including the financial statements and related notes contained therein.

                               FORUM GROUP, INC.

                  SELECTED CONSOLIDATED FINANCIAL INFORMATION

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                 FISCAL YEAR
                                                                ENDED MARCH 31
                          NINE MONTHS ENDED   ------------------------------------------------------
                             DECEMBER 31          SUCCESSOR COMPANY         PREDECESSOR COMPANY(A)
                          ------------------  ----------------------------  ------------------------
                            1995      1994      1995      1994      1993       1992         1991
                          --------  --------  --------  --------  --------  -----------  -----------
INCOME STATEMENT DATA
Net sales and operating
 revenues and other
 revenues...............  $145,033  $107,504  $151,960  $108,465  $ 93,302  $    79,768  $    93,399
Income (loss) before
 extraordinary items....    16,208    11,168    12,490     2,690    (7,359)    (115,747)    (109,198)
Net income (loss).......    13,627    10,906    12,228    (7,130)   (7,359)         448     (109,198)
BALANCE SHEET DATA (AT
 END OF PERIOD)
Net current assets
 (liabilities)..........   (52,445)    (b)       3,649     (b)       (b)        (b)          (b)
Total assets............   455,985   371,417   398,346   290,200   348,641      393,046      468,848
Long-term obligations
 (c)....................   316,011   249,355   270,036   205,094   226,540      260,791      409,633(d)
Shareholders' equity....    81,495    61,095    65,666    44,284    18,445       19,394          521
PER SHARE
Income (loss) per common
 share before
 extraordinary items....  $   0.68  $   0.49  $   0.54  $   0.16  $  (0.98) $     (3.56) $     (3.35)
Extraordinary items.....     (0.11)    (0.01)    (0.01)    (0.57)      --          3.57          --
Net income (loss) per
 common share (and
 common share
 equivalents)...........      0.57      0.48      0.53     (0.41)    (0.98)        0.01        (3.35)
Book value..............      3.62      2.72      2.92      2.08      2.46         1.94         0.02

- - --------
(a) Effective March 31, 1992, the Company and certain of its affiliates were reorganized pursuant to a reorganization plan under Chapter 11 of the United States Bankruptcy Code. Under generally accepted accounting principles, the Company was required to account for the reorganization using fresh-start reporting. Accordingly, all consolidated financial statements for any period prior to March 31, 1992 are referred to herein as "Predecessor Company" as they reflect periods prior to implementation of fresh-start accounting and are not comparable to consolidated financial statements for periods subsequent to implementation of fresh-start reporting, and all consolidated financial statements for any period subsequent to March 31, 1992 are referred to as herein as "Successor Company" as they reflect periods subsequent to implementation of fresh-start accounting and are not comparable to consolidated financial statements for periods prior to implementation of fresh-start reporting. Balance sheet data as of March 31, 1992 is for the Successor Company.
(b) For the Fiscal Years ended March 31, 1994, 1993, 1992 and 1991, Forum Group, Inc. presented an unclassified balance sheet.
(c) Includes current portion of long-term debt.
(d) Includes liabilities subject to settlement in Chapter 11 reorganization proceedings as of March 31, 1991.

CERTAIN FINANCIAL PROJECTIONS

  The Company does not as a matter of course make public forecasts as to future sales or earnings. In connection with the discussions between Parent and the Company prior to execution of the Merger Agreement, however, Parent received certain projections relating to the Company's prospective results of operations under a range of assumptions. For information concerning such projections, see "The Merger--Certain Financial Projections."

                                 INTRODUCTION

GENERAL

  This Proxy Statement is being furnished to shareholders of Forum Group, Inc., an Indiana corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of the Company from holders of the outstanding shares of the Common Stock, no par value per share (the "Shares"), of the Company for use at the Special Meeting of Shareholders to be held on June 12, 1996, at 10:00 a.m., local time, at the Bethesda Marriott Suites, 6711 Democracy Boulevard, Bethesda, Maryland 20817, in the Conference Center, Salon No. 1 on the Second Level, and at any adjournments or postponements thereof (the "Special Meeting").

  At the Special Meeting, shareholders will be asked to approve and adopt the Agreement and Plan of Merger, dated as of February 15, 1996 (the "Merger Agreement"), among Marriott International, Inc., a Delaware corporation ("Parent"), FG Acquisition Corp., an Indiana corporation and an indirect wholly owned subsidiary of Parent ("Acquisition"), and the Company. A copy of the Merger Agreement is included with this Proxy Statement as Annex A. The Merger Agreement provides for the merger (the "Merger") of Acquisition with and into the Company, with the Company to be the surviving corporation (the "Surviving Corporation") in the Merger. As a result of the Merger, the Company will become a wholly owned indirect subsidiary of Parent.

  On February 15, 1996, the Company entered into the Merger Agreement with Parent and Acquisition. The Company also entered into agreements (as amended, the "Shareholder Agreements") with Parent, Acquisition and each of the Company's three principal shareholders (the "Principal Shareholders"). On February 23, 1996, Acquisition commenced a cash tender offer for all outstanding Shares pursuant to an Offer to Purchase (which, together with the related letters of transmittal, constituted the "Offer"), at a price per Share of $13 in cash. In accordance with the Shareholder Agreements, the Principal Shareholders tendered a total of 20,709,680 shares into the Offer and Acquisition purchased warrants to purchase 700,144 Shares from two of the Principal Shareholders for an aggregate price of approximately $6.9 million, which is equal to the difference between the aggregate sale price that the holders of such warrants would have received from Acquisition if all such Shares had been tendered pursuant to the Offer and purchased by Acquisition and the aggregate purchase price that the holders of such warrants would have been required to pay to purchase all of the Shares purchasable upon the exercise of such warrants. In accordance with the terms of the Merger Agreement, Acquisition accepted for payment pursuant to the Offer 22,341,879 Shares, consisting of all Shares validly tendered and not withdrawn as of such date, at $13 in cash per Share. The Merger is intended to follow the purchase of Shares pursuant to the Offer as the second and final step in the acquisition of the Company pursuant to the Merger Agreement.

  The Company Charter may be read to require the affirmative vote of at least 66 2/3% of the outstanding Shares as of the Record Date, or approximately 15,026,554 Shares, for approval of the Merger Agreement. As a result of the purchase of Shares pursuant to the Offer, Acquisition owns 22,341,879 Shares constituting approximately 99.1% of the issued and outstanding Shares as of the close of business on April 25, 1996. As required by the Merger Agreement, Parent and Acquisition will cause all Shares beneficially owned by them to be voted in favor of the approval and adoption of the Merger Agreement. Parent and Acquisition therefore have sufficient voting power to cause the Merger Agreement to be approved without the affirmative vote of any other shareholder.

  Pursuant to the terms of the Merger Agreement, after the approval and adoption of the Merger Agreement by the shareholders of the Company, the satisfaction or waiver of the other conditions to the Merger and the filing of Articles of Merger with the Secretary of State of the State of Indiana in accordance with the provisions of the Indiana BCL (the date and time of such filing is hereinafter referred to as the "Effective Time"), each Share issued and outstanding immediately prior to the Effective Time (other than Shares held (i) in the treasury of the Company or owned by Parent or any direct or indirect subsidiary of Parent or the Company (which will be cancelled and retired without any conversion thereof and without any payment with respect thereto) or (ii) by holders who have effectively exercised their dissenters' rights with respect to such Shares in accordance with Chapter 44 of the Indiana BCL) will be cancelled, extinguished and converted into the right to receive $13 per Share in cash, without interest thereon. See "The Merger--Rights of Dissenting Shareholders." At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of Shares shall thereafter be made.

VOTING AT THE SPECIAL MEETING

  The Board of Directors has fixed the close of business on April 25, 1996 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Special Meeting. At the close of business on April 25, 1996, there were 22,539,831 Shares issued and outstanding, each of which is entitled to one vote at the Special Meeting, held by approximately 2,100 holders of record.

  Shares represented by a properly signed, dated and returned proxy will be treated as present at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Proxies relating to "street name" Shares that are voted by brokers will be counted as Shares present for purposes of determining the presence of a quorum, but will not be treated as Shares having voted at the Special Meeting as to the Merger proposal if authority to vote is withheld by the broker. As indicated above, the Company Charter may be read to require the affirmative vote of at least 66 2/3% of the outstanding Shares for approval of the Merger Agreement. ACCORDINGLY, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS VOTES AGAINST THE APPROVAL OF THE MERGER AGREEMENT.

  In order to vote on the approval of the Merger Agreement at the Special Meeting, shareholders may attend the Special Meeting or deliver executed proxies to the following address:

                           MacKenzie Partners, Inc.
                               Proxy Tabulation
                            Madison Square Station
                                 P.O. Box 865
                            New York, NY 10160-1051

  Shareholders have the right to dissent from the Merger and to be paid the "fair value" of their Shares by strictly following the procedures prescribed in Chapter 44 of the Indiana BCL. See Annex C and "The Merger--Rights of Dissenting Shareholders."

  INSTRUCTIONS WITH REGARD TO THE SURRENDER OF SHARE CERTIFICATES TO THE PAYING AGENT, TOGETHER WITH A LETTER OF TRANSMITTAL TO BE USED FOR THIS PURPOSE, WILL BE FORWARDED TO THE COMPANY'S SHAREHOLDERS AS PROMPTLY AS PRACTICABLE FOLLOWING THE EFFECTIVE TIME. SHAREHOLDERS SHOULD SURRENDER SHARE CERTIFICATES ONLY AFTER RECEIVING A LETTER OF TRANSMITTAL. SHAREHOLDERS SHOULD NOT SEND ANY STOCK CERTIFICATES AT THIS TIME.

                                  THE MERGER

BACKGROUND OF THE MERGER

  From time to time prior to entering into the Merger Agreement, the Company received inquiries from various parties regarding the Company's interest in pursuing a possible business combination transaction. The Company's position with respect to such inquiries had been that, while the Company was not for sale, the Company was prepared to consider inquiries from qualified potential acquirors and furnish information related thereto, subject to entering into appropriate confidentiality agreements.

  In September 1995, a representative of the Company contacted a representative of Parent to arrange a meeting. During the meeting, the Company's representative stated that the Company was considering an equity offering of its common stock in order to raise capital and to give greater liquidity to its existing shareholders. The Company's representative told Parent's representatives that the Company wanted to explore other available options before proceeding with the public sale of equity in the Company, including the possibility of combining the operations of Marriott's Senior Living Services Division with those of the Company.

  Following this meeting, Parent indicated it was interested in pursuing a possible acquisition of the Company and the parties agreed to continue discussions. In October 1995, the Company provided information to Parent relating to the Company's business and operations. Thereafter, representatives of Parent conducted due diligence reviews of the Company, and, on December 22, 1995, Parent and the Company signed a non-disclosure agreement concerning the materials being provided to Parent by the Company and an agreement limiting the ability of Parent to acquire securities of the Company. Representatives of the Company and Parent continued to discuss the terms of a possible transaction after the non-disclosure agreement was executed.

  While Parent's due diligence review of the Company's business and operations continued, representatives of Parent and the Company met to discuss the possible terms of an acquisition of the Company by Parent. No agreement as to the terms of a possible transaction was reached during these meetings, either as to the price Parent was willing to pay or whether all assets of the Company would be acquired by Parent.

  Throughout January and early February of 1996, Parent and its representatives continued their due diligence review of the Company. Representatives of Parent and the Company had several telephone conversations about the terms and conditions of a possible transaction during this period, but again no agreement was reached.

  On February 7, 1996, the Company publicly announced that it was exploring possible alternatives to maximize value to shareholders.

  In addition to discussions with Parent, the Company engaged in discussions with other possible merger partners. Following the Company's February 7, 1996 public announcement that it was exploring possible alternatives to maximize shareholder value, the Company received various indications of interest in respect of a possible business combination transaction involving the Company. However, neither such discussions nor any such indications of interest was at a price in excess of $13 per Share.

  On February 8 and 9, 1996, representatives of Parent and the Company met at the headquarters of Parent to determine whether they could reach agreement on the terms of a possible transaction. During the next several days, negotiations about the terms of a possible acquisition of the Company continued. Representatives of Parent and the Company ultimately agreed to recommend to their Boards of Directors the terms of an acquisition of the Company by Parent, subject to satisfactory conclusion of due diligence and negotiation of documentation acceptable to Parent and the Company.

  Representatives of Parent further agreed to recommend to its Board of Directors, and representatives of each of the Principal Shareholders agreed to enter into, the Shareholder Agreements, which provided, among other things, for each Principal Shareholder to tender and sell, in accordance with the terms of the Offer, all Shares owned by such Principal Shareholder. The Shareholder Agreements, as subsequently amended, further provided for Acquisition to purchase from two of the Principal Shareholders warrants to purchase Shares. The purchase price for the warrants was equal to the difference between the aggregate sale price that the holders of such warrants would have received from Acquisition if all such Shares had been tendered pursuant to the Offer and purchased by Acquisition and the aggregate purchase price that the holders of such warrants would have been required to pay to purchase all of the Shares purchasable upon the exercise of such warrants. As of February 15, 1996, the Principal Shareholders owned either beneficially or of record, excluding Shares then purchasable upon the exercise of warrants, 20,709,680 Shares constituting approximately 91.9% of the outstanding Shares.

  The Board of Directors of the Company met on February 7, 14 and 15, 1996 in respect of the indications of interest expressed to the Company and the alternatives available to the Company with respect thereto. At the meeting of the Board on February 15, 1996, the Board, by unanimous vote (i) determined that the Offer and Merger were fair to and in the best interest of the Company and the shareholders of the Company, (ii) approved the Shareholder Agreements, the Merger Agreement, the Offer and the Merger, and (iii) subject to the fiduciary duties of the Board, resolved to recommend acceptance of the Offer and adoption of the Merger Agreement by holders of the Shares. Thereafter, the parties finalized and executed the Merger Agreement and the Shareholder Agreements.

  Parent and Acquisition commenced the Offer on February 23, 1996. In accordance with the Shareholder Agreements, the Principal Shareholders tendered a total of 20,709,680 shares into the Offer and Acquisition purchased warrants to acquire 700,144 Shares from two of the Principal Shareholders for an aggregate of approximately $6.9 million. The obligations of the Principal Shareholders under the Shareholder Agreements terminated upon the consummation of such transactions. The Offer expired on March 23, 1996, and Acquisition purchased 22,341,879 Shares thereunder for an aggregate consideration of approximately $290.4 million.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  On February 15, 1996, the Board of Directors of the Company approved the Offer, the Merger Agreement and the Merger by unanimous vote and, subject to the fiduciary duties of the Board, resolved to recommend that shareholders vote FOR approval of the Merger Agreement. The Board determined that the Offer and the Merger were fair to and in the best interests of the shareholders of the Company.

  In reaching its conclusions, the Board of Directors considered a number of factors, including the following:

    (i) The Company's existing competitive and market position and future prospects, including the Company's projected future results of operations.

    (ii) The alternatives available to the Company in light of the consideration proposed to be received for the Shares pursuant to the Offer and the Merger.

    (iii) The $13 per Share price to be received by holders of Shares in the Offer and the Merger compared to (a) historical and recent market prices for the Shares, (b) market prices for other companies believed to be comparable to the Company, and (c) prices paid in other acquisition transactions believed to be comparable to Parent's proposed acquisition transaction.

    (iv) The oral opinion of Smith Barney rendered to the Board on February 15, 1996 (subsequently confirmed in writing by delivery of a written opinion dated such date) to the effect that, as of such date and based upon and subject to certain matters stated in such opinion, the $13 per Share price to be received by holders of Shares (other than Parent and its affiliates) in the Offer and the Merger was fair, from a financial point of view, to such holders. See "Opinion of the Company's Financial Advisor" below.

    (v) The provisions of the Merger Agreement, including the no-shop covenant and provisions which permitted the Company to terminate the Merger Agreement, upon payment to Parent of a break-up fee of $14 million, together with expenses not to exceed $1 million, in the event that the Board determined to withdraw its recommendation that shareholders accept the Offer based upon the Board's determination that such action was necessary to comply with its duties under applicable law.

    (vi) The failure of any other potential bidder to submit a proposal having terms more favorable than the terms proposed by Parent.

    (vii) The Board's view regarding the likelihood of a superior transaction.

    (viii) The willingness of the Principal Shareholders to enter into the Shareholder Agreements, pursuant to which, among other things, the Principal Shareholders agreed to tender and not withdraw the Shares owned by them for purchase by Acquisition pursuant to the Offer.

    (ix) The fact that Parent's and Acquisition's obligations under the Offer were not subject to any financing condition.

    (x) Parent's financial condition and ability to meet its obligations under the Merger Agreement.

  The foregoing discussion of the information and factors considered and given weight by the Board is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Offer and the Merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the Board may have given different weights to different factors.

OPINION OF THE COMPANY'S FINANCIAL ADVISOR

  Smith Barney was retained by the Company to act as its financial advisor in connection with the Offer and the Merger. In connection with such engagement, the Company requested that Smith Barney evaluate the fairness, from a financial point of view, to the holders of Shares (other than Parent and its affiliates) of the consideration to be received by such holders in the Offer and the Merger. On February 15, 1996, at a meeting of the Board of Directors of the Company held to evaluate the proposed transaction with Parent, Smith Barney delivered an oral opinion (subsequently confirmed by delivery of a written opinion dated such date) to the Board of Directors of the Company to the effect that, as of the date of such opinion and based upon and subject to certain matters stated in such opinion, the cash consideration to be received by holders of Shares (other than Parent and its affiliates) in the Offer and the Merger was fair, from a financial point of view, to such holders.

  In arriving at its opinion, Smith Barney reviewed the Merger Agreement and held discussions with certain senior officers, directors and other representatives and advisors of the Company concerning the business, operations and prospects of the Company. Smith Barney examined certain publicly available business and financial information relating to the Company as well as certain financial forecasts and other data for the Company which were provided to Smith Barney by or otherwise discussed with the management of the Company. Smith Barney reviewed the financial terms of the Offer and the Merger as set forth in the Merger Agreement in relation to, among other things: current and historical market prices and trading volumes of the Shares; the historical and projected earnings and operating data of the Company; and the capitalization and financial condition of the Company. Smith Barney also considered, to the extent publicly available, the financial terms of certain other similar transactions recently effected which Smith Barney considered relevant in evaluating the Offer and the Merger and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations Smith Barney considered relevant in evaluating those of the Company. In addition to the foregoing, Smith Barney conducted such other analyses and examinations and considered such other financial, economic and market criteria as Smith Barney deemed appropriate in arriving at its opinion. Smith Barney noted that its opinion was necessarily based upon information available, and financial, stock market and other conditions and circumstances existing and disclosed, to Smith Barney as of the date of its opinion.

  In rendering its opinion, Smith Barney assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information publicly available or furnished to or otherwise reviewed by or discussed with Smith Barney. With respect to financial forecasts and other data provided to or otherwise reviewed by or discussed with Smith Barney, the management of the Company advised Smith Barney that such forecasts and other data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company. Smith Barney did not make and was not provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company nor did Smith Barney make any physical inspection of the properties or assets of the Company. In connection with Smith Barney's engagement, Smith Barney was requested to approach on a limited basis, and held discussions with, certain third parties to solicit indications of interest in a possible acquisition of the Company; however, Smith Barney was not requested to, and did not, participate in the negotiation or structuring of the Offer and the Merger. No other limitations were imposed by the Company on Smith Barney with respect to the investigations made or procedures followed by Smith Barney in rendering its opinion.

  THE FULL TEXT OF THE WRITTEN OPINION OF SMITH BARNEY DATED FEBRUARY 15, 1996, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED HERETO AS ANNEX B AND IS INCORPORATED HEREIN BY REFERENCE. HOLDERS OF SHARES ARE URGED TO READ THIS OPINION CAREFULLY IN ITS ENTIRETY. SMITH BARNEY'S OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE CASH CONSIDERATION TO BE RECEIVED BY HOLDERS OF SHARES (OTHER THAN PARENT AND ITS AFFILIATES) IN THE OFFER AND THE MERGER FROM A FINANCIAL POINT OF VIEW, DOES NOT ADDRESS ANY OTHER ASPECT OF THE OFFER, THE MERGER OR RELATED TRANSACTIONS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE SPECIAL MEETING. THE SUMMARY OF THE OPINION OF SMITH BARNEY SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

  Pursuant to the terms of Smith Barney's engagement, the Company has agreed to pay Smith Barney for its services in connection with the Offer and the Merger an aggregate fee of $750,000 payable in connection with Smith Barney's delivery of an opinion. The Company has also agreed to reimburse Smith Barney for reasonable travel and other out-of-pocket expenses incurred by Smith Barney in performing its services, including legal fees and expenses, and to indemnify Smith Barney and certain related persons against certain liabilities, including liabilities under the federal securities laws, arising out of Smith Barney's engagement.

  Smith Barney has advised the Company that, in the ordinary course of business, Smith Barney and its affiliates may actively trade the securities of the Company and Parent for their own account or for the account of customers and, accordingly, may at any time hold a long or short position in such securities. In addition, Smith Barney and its affiliates (including Travelers Group Inc. and its affiliates) may maintain relationships with the Company and Parent.

  Smith Barney is a nationally recognized investment banking firm and was selected by the Company based on Smith Barney's experience and expertise. Smith Barney regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

  In considering the recommendation of the Board of Directors with respect to the Merger, shareholders should be aware that certain members of the Company's management and Board have certain interests which may be considered conflicts of interest in connection with the Merger.

 Continuing Employment of Officers

  Certain of the officers of the Company at the time of the Merger will remain the officers of the Surviving Corporation after the Merger. Pursuant to the Merger Agreement, Parent has agreed to cause the Surviving Corporation to continue until December 31, 1996 in all material respects (i) employee benefit plans, practices and policies which provide employee benefits to employees of the Company or any of its subsidiaries and (ii) compensation arrangements, programs and plans providing employee or executive compensation or benefits, to such employees. However, no individual plan or plans must be maintained by the Surviving Corporation so long as, in the aggregate, a substantially equivalent level of compensation or benefits is maintained.

 Stock Options

  Under the terms of the Merger Agreement, immediately before the purchase of Shares by Acquisition pursuant to the Offer, all Stock Options granted to employees under any stock option plan, program or similar arrangement of the Company or any subsidiary of the Company (each as amended, an "Option Plan"), whether or not then exercisable, were cancelled by the Company and the holders thereof received from the Company, for each Share subject to such Stock Options, an amount in cash equal to the difference between $13 and the exercise price per Share of such Stock Options. These payments amounted in the aggregate to $11,390,671 for all employees, before withholding of applicable taxes. Except as provided in the Merger Agreement or as otherwise agreed to by the parties and to the extent permitted by the Option Plans, the Option Plans will terminate as of the Effective Time and the provisions in any other plan providing for the issuance or grant by the Company of any interest in respect of the capital stock of the Company will be deleted as of the Effective Time.

  Mark L. Pacala, who was Chairman and Chief Executive Officer of the Company prior and until consummation of the Offer, held unvested Stock Options for the purchase of 800,000 shares at the time of the consummation of the Offer. As with other employees holding Stock Options, Mr. Pacala's Stock Options were cancelled in exchange for a cash payment of, in Mr. Pacala's case, approximately $5,700,000 from the Company.

 Employment Agreements with Executive Officers

  Pursuant to an employment agreement between the Company and Mr. Pacala, and to an employment agreement between the Company and Dennis L. Lehman, who was Senior Vice President and Chief Financial Officer of the Company prior to consummation of the Offer, the Company was required to make severance payments of approximately $811,350 in the aggregate to Messrs. Pacala and Lehman upon termination of their employment. Mr. Pacala's employment agreement entitled him to the severance payment upon termination of his employment (other than as a result of death or disability or for cause) within twelve months of a change in control of the Company. Consummation of the Offer constituted such a change in control. The Company is also obligated to provide Mr. Pacala the medical and dental benefits that he was receiving immediately prior to termination of his employment for two years following such termination.

 Severance Plan

  Pursuant to the Merger Agreement, Parent has agreed to adopt a new severance plan immediately following the Effective Time, which will supersede the existing severance pay policy of the Company. Employees at the corporate offices of the Company and its subsidiaries immediately before the acquisition of the Shares pursuant to the Offer (the "Acquisition Date") will be subject to an Employee Protection Plan for Employees of Forum's Corporate Offices (the "Severance Plan") following the Acquisition Date and subsequent integration of the Company into Marriott Senior Living Services, Inc. ("MSLS"), a wholly owned subsidiary of Parent and the holder of all shares of capital stock of Acquisition. A "corporate office employee" for purposes of the Severance Plan consists of all administrative and clerical staff, managers, directors, vice presidents and senior vice presidents of the Company who are employed at the Company's corporate offices immediately before the Effective Time, but does not include the chief financial officer or chief executive officer of the Company.

  Parent intends for corporate office employees of the Company and its subsidiaries to continue to perform their normal job functions following the Acquisition Date, while MSLS undertakes an assessment of the Company's operations. Following such assessment period, MSLS will notify each corporate office employee of the Company as to his or her eligibility for employment in a comparable position with MSLS. The date on which the employee receives notice of his or her eligibility for employment with MSLS will be the "Employee's Notification Date."

  If MSLS offers a corporate office employee a position with MSLS, and the employee accepts such offer, the employee will be eligible to participate in Parent's employee benefit plans and will be subject to the policies and procedures applicable to all other MSLS employees. For purposes of any benefits program for which continuous length of service is a factor (including insurance program effective dates, preexisting condition waiting periods, retirement program entry dates and vesting, vacation, sick pay and other paid leave benefits, service awards and any other similar program), MSLS and Parent will recognize service with the Company and its predecessors as employment with MSLS or any other division of Parent.

  If MSLS offers a corporate office employee a position with MSLS, but the employee rejects such offer, the employee will receive the following "Marriott International Income Extension Plan" benefits: (a) MSLS will provide the employee with at least 30 days' notice as to his or her final date of employment (the "Job Elimination Date") and (b) as of the Job Elimination Date, the employee will receive payment representing (i) severance pay equal to one week's salary for each full year of service with the Company (provided, however, that no employee will receive a severance payment of less than two weeks' pay), and (ii) payment for unused vested and unvested vacation leave, up to a maximum of 30 days' leave.

  If MSLS does not offer a corporate office employee a position with MSLS, the employee will be eligible for the following: (a) the employee will receive notice as to his or her Job Elimination Date, which date will in no event be less than 45 days from the Employee's Notification Date and (b) throughout the period preceding the employee's Job Elimination Date, MSLS will provide general assistance to the employee in identifying vacant positions in other divisions of Parent for which the employee may be qualified. Reasonable accommodation will be made to allow an employee to look for another job during the notification period. If the employee is successful in obtaining employment in another division of Parent, the employee will be eligible to participate in Parent's employee benefit plans and will be subject to the policies and procedures applicable to other employees of that Marriott division and will receive credit for prior service with the Company.

  If the corporate office employee has not obtained other employment with Parent as of the Job Elimination Date, the employee will receive payments consisting of the following: (i) payment for unused vested vacation leave, up to a maximum of 20 days' leave and (ii) a final severance payment which will include credit for unvested vacation leave, up to a maximum of 15 days' leave. The final severance payment will be determined based on the employee's position with the Company and will be equal to the employee's base salary for a certain number of months (in the case of administrative/clerical staff, three months; in the case of managers, four months; in the case of directors, five months; and in the case of vice presidents and senior vice presidents, six months) reduced by the amount of regular pay the employee received for time worked from the Employee's Notification Date through the Job Elimination Date.

  If a corporate office employee resigns or is terminated for cause before the Employee's Notification Date or the employee's Job Elimination Date, the employee will not be eligible for benefits under the Employee Protection Plan. The employee will, however, be eligible for any benefits applicable to the employee under group health plans maintained for former employees of the Company as may be required under Section 601 of the Employee Retirement Income Security Act of 1974, as amended.

  In the event a corporate office employee is terminated by MSLS or Parent on or before March 31, 1997, other than for cause, such employee will be eligible to receive the benefits described above as if such employee had not been offered a position with MSLS.

 Directors and Officers Indemnification and Insurance

  The Merger Agreement provides that, for six years after the Effective Time, Parent will cause the Surviving Corporation to indemnify, defend and hold harmless the present and former officers, directors, employees, agents and representatives of the Company and its subsidiaries (including financial and legal advisors to the Company in respect of the Merger Agreement and the transactions contemplated thereby), and each person that is an affiliate of the foregoing and has or may have liability in respect of any of the foregoing under respondeat superior, agency, controlling person or any other theory of liability for actions or failure to take action by another such person (the foregoing persons and entities, collectively, "Indemnified Parties"), against all losses, claims, damages or liabilities arising out of (i) any action, suit or proceeding based in whole or in part on the Merger Agreement or the transactions contemplated thereby and (ii) without limiting the generality or effect of the foregoing, any actions or omissions occurring on or prior to the Effective Time to the full extent permitted or required under Indiana law, the Company Charter and the By-Laws of the Company in effect at the date thereof and under certain agreements identified in the Merger Agreement (the "Indemnification Agreements"); provided that (x) no Indemnified Party will be entitled to indemnification for acts or omissions that constitute gross negligence, bad faith or willful misconduct, and (y) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under Indiana law, the Company Charter or the By-Laws of the Company or under the Merger Agreement will be made by independent counsel selected by the Indemnified Party and reasonably satisfactory to the Surviving Corporation. Nothing in the Merger Agreement will diminish or impair the rights of any Indemnified Party under the Company Charter, the By-Laws of the Company or any Indemnification Agreement. The Surviving Corporation has agreed in the Merger Agreement to maintain the Company's existing officers' and directors' liability insurance ("D&O Insurance") in full force and effect without reduction of coverage for a period of three years after the Effective Time; provided that the Surviving Corporation is not required to pay an annual premium therefor in excess of 150% of the last annual premium paid prior to the date of the Merger Agreement (the "Current Premium"); and, provided, further, that if the existing D&O Insurance expires, is terminated or cancelled during the 3-year period, the Surviving Corporation must use reasonable efforts to obtain as much D&O Insurance as can be obtained for the remainder of such period for a premium on an annualized basis not in excess of 150% of the Current Premium.

  The Company has entered into letter agreements with each of Investors GenPar, Inc. and Apollo Investment Fund (each of which is an affiliate of a Principal Shareholder), each dated as of October 3, 1995 confirming that the Company will indemnify such parties and their affiliates in connection with certain litigation arising out of the 1993 recapitalization of the Company. The Company's obligation to provide such indemnification was conditioned on the consummation of a business combination such as the purchase of Shares pursuant to the Offer.

PAYMENT OF MERGER CONSIDERATION FOR THE SHARES

  Promptly after consummation of the Merger, the Paying Agent will send a transmittal letter and instructions to each person that was a record holder of Shares immediately prior to the Effective Time advising such holder of the procedure for surrendering his or her certificate or certificates in exchange for $13 in cash for each formerly outstanding Share. To receive the payment to which they are entitled pursuant to the terms of the Merger Agreement, shareholders must carefully comply with the instructions on such transmittal letter and return it, along with their certificates, to the Paying Agent pursuant to the terms thereof. DO NOT SEND SHARE CERTIFICATES WITH YOUR PROXY. Interest will not be paid on the amounts payable upon surrender of certificates which formerly represented the Shares. It is therefore recommended that certificates be surrendered promptly after consummation of the Merger. If, with respect to any Shares, the cash price of $13 per Share is to be paid to a person who is not the holder of record of such Shares, the amount of any applicable stock transfer taxes will be required to be paid by the record holders or such other person prior to the payment of the $13 amount per Share unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted to the Paying Agent. None of the Paying Agent, Parent, Acquisition or the Company shall be liable to a holder of Shares for any cash delivered pursuant to the Merger Agreement to any public official pursuant to applicable abandoned property, escheat and similar laws.

  One year after consummation of the Merger, the Paying Agent will deliver to the Company any cash funds not theretofore disbursed to holders of certificates formerly representing Shares, and thereafter the holders of such certificates shall look to the Surviving Corporation (subject to applicable abandoned property, escheat or other similar laws and laws affecting creditors' rights generally) for any cash payments due as a result of the Merger for the Share formerly represented by such certificates.

PURPOSE OF THE OFFER AND THE MERGER; PLANS FOR THE COMPANY

  The purpose of the Offer and the Merger is for Parent to acquire the entire equity interest in the Company. The Merger will allow Parent to acquire all outstanding Shares not tendered and purchased pursuant to the Offer. The acquisition of the entire equity interest in the Company has been structured as a cash tender offer and a cash merger in order to provide a prompt and orderly transfer of ownership of the Company from the public shareholders of the Company to Parent.

  Parent plans to integrate the operations of the Company's residential communities with its existing operations. Parent and the Company believe that this combination will allow for better utilization of centralized resources, thereby reducing costs and improving effectiveness. As a part of the integration process, Parent will add the Marriott name to the name of the residential communities. Where possible, Parent will pursue opportunities to reduce borrowing costs by selectively refinancing existing debt of the Company and its affiliates.

  The Company's 1,000 room expansion program for existing residential communities will continue as planned. Parent also intends to expand several of the Company's new concepts. In addition to the five National Guest Homes projects under construction, Parent plans to expand this moderate-tier assisted living concept into additional markets. Expansion is also planned for the Hearthside assisted living and alzheimer's care facilities, and the Company's home health care business.

ACCOUNTING TREATMENT OF THE MERGER

  The Offer and the Merger will be accounted for under the "purchase" method of accounting whereby the purchase price will be allocated based on fair values of assets acquired and liabilities assumed.

CERTAIN FINANCIAL PROJECTIONS

  Prior to entering into the Merger Agreement, Parent conducted due diligence on the Company and in connection with such due diligence review received certain non-public information from the Company. The non-public information included, among other things, financial projections for the Company. Over the course of its negotiations with the Company regarding the Merger Agreement, Parent received additional projections relating to the Company's prospective results of operations under a range of assumptions. These projections were delivered to Parent, on behalf of the Company, by one of the Principal Shareholders.

  Set forth below is a summary of the projections received by Parent on January 9 and 10, 1996 (except for the figures relating to the fiscal year ending March 31, 1996, which were received by Parent on January 30, 1996). The following projections represent the final version of projections furnished by the Principal Shareholder after the Principal Shareholder and the Company had gathered, assimilated and refined relevant data needed for preparation of projections relating to prospective results of operations. Parent did not rely on these projections in entering into the Merger Agreement.

  The first table set forth below depicts projected results of operations for the Company based upon existing assets and expansion programs currently under way or identified. The second table set forth below depicts projected results of operations based upon existing assets, expansion programs currently under way or identified, and the Company's estimates of future projects to be acquired or developed.

                               FORUM GROUP, INC.

                        PROJECTED FINANCIAL INFORMATION
                                 (IN MILLIONS)

              EXISTING COMMUNITIES AND CURRENT EXPANSION PROGRAMS

                                              FISCAL YEAR ENDING MARCH 31
                                       -----------------------------------------
                                        1996   1997   1998   1999   2000   2001
                                       ------ ------ ------ ------ ------ ------
Net Sales............................. $195.9 $225.2 $250.2 $273.1 $286.6 $301.4
EBITDA(1).............................   51.0   64.8   74.8   84.6   88.0   92.5
Net income(2).........................   18.3    9.7   16.9   22.2   26.9   31.0

               EXISTING COMMUNITIES, CURRENT EXPANSION PROGRAMS
                         AND PROJECTED NEW COMMUNITIES

                                              FISCAL YEAR ENDING MARCH 31
                                       -----------------------------------------
                                        1996   1997   1998   1999   2000   2001
                                       ------ ------ ------ ------ ------ ------
Net Sales............................. $195.9 $237.0 $302.7 $373.4 $447.1 $515.8
EBITDA(1).............................   51.0   70.0   95.3  121.1  146.2  169.3
Net income(2).........................   18.3   11.2   21.0   29.2   35.9   42.0

- - --------
(1) Income before interest, taxes, depreciation, amortization, gains on cooperative membership sales, gain or loss on asset dispositions and other provisions, minority interests and extraordinary charges.
(2) Includes $14.8M pre-tax gain from the sale of cooperative memberships in 1996 with no such gains or losses projected for 1997 and beyond.

  THE FOREGOING PROJECTIONS AND FORECASTS (THE "PROJECTIONS") WERE NOT PREPARED WITH A VIEW TO PUBLIC DISCLOSURE OR COMPLIANCE WITH THE PUBLISHED GUIDELINES OF THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE GUIDELINES ESTABLISHED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS REGARDING PROJECTIONS. THE PROJECTIONS ARE INCLUDED IN THIS PROXY STATEMENT ONLY BECAUSE THEY WERE PROVIDED TO PARENT. NONE OF PARENT, ACQUISITION, THE COMPANY OR ANY OF THEIR RESPECTIVE ADVISORS OR ANY OTHER PARTY WHO RECEIVED SUCH INFORMATION ASSUMES ANY RESPONSIBILITY FOR THE ACCURACY OF THE PROJECTIONS. ALTHOUGH PRESENTED WITH NUMERICAL SPECIFICITY, THE PROJECTIONS ARE BASED UPON A VARIETY OF ASSUMPTIONS RELATING TO THE BUSINESSES OF THE COMPANY WHICH MAY NOT BE REALIZED AND ARE SUBJECT TO SIGNIFICANT UNCERTAINTIES AND CONTINGENCIES, ANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY. THERE CAN BE NO ASSURANCE THAT THE PROJECTIONS SET FORTH ABOVE WILL BE REALIZED, AND ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE SHOWN. THE PROJECTIONS HAVE NOT BEEN EXAMINED OR COMPILED BY THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS. FOR THESE REASONS, AS WELL AS THE BASES ON WHICH SUCH PROJECTIONS WERE COMPILED, THERE CAN BE NO ASSURANCE THAT SUCH PROJECTIONS WILL BE REALIZED, OR THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY FROM THOSE ESTIMATED. THE INCLUSION OF SUCH PROJECTIONS HEREIN SHOULD NOT BE REGARDED AS AN INDICATION THAT PARENT, ACQUISITION, THE COMPANY, ANY OF THEIR RESPECTIVE ADVISORS OR ANY OTHER PARTY WHO RECEIVED SUCH INFORMATION CONSIDERS IT AN ACCURATE PREDICTION OF FUTURE EVENTS.

CERTAIN LEGAL MATTERS; REGULATORY APPROVALS

  There are no material federal regulatory requirements which remain to be complied with to consummate the Merger.

  The Company is not aware of any license or regulatory permit that appears to be material to the business of the Company and its subsidiaries, taken as a whole, that might be adversely affected by the Merger or, except for the filing of Articles of Merger with the Secretary of State of the State of Indiana, of any approval or other action by any governmental, administrative or regulatory agency or authority, domestic or foreign, that would be required prior to the Merger.

 Antitrust

  Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules promulgated thereunder by the Federal Trade Commission (the "FTC"), the Offer could not be consummated until notifications had been given and certain information had been furnished to the FTC and the Antitrust Division of the U.S. Department of Justice (the "Antitrust Division"). The waiting period under the HSR Act expired on March 6, 1996.

  The Antitrust Division and the FTC, as well as state antitrust enforcement agencies, frequently scrutinize the legality under the antitrust laws of transactions such as the Merger. The termination of the HSR Act waiting period does not preclude the Antitrust Division, the FTC or state antitrust enforcement agencies from challenging the Merger on antitrust grounds. Accordingly, at any time before or after the Effective Time, either the Antitrust Division, the FTC or the attorney general of one or more states could take such action under the antitrust laws as it deems necessary or desirable in the public interest.

 Indiana Takeover Statute

  The Company Charter expressly provides that Chapter 42 of the Indiana BCL, governing "control share acquisitions," will not apply to acquisitions of Shares of the Company, and that Chapter 43, governing "business combinations" of a corporation with an "interested shareholder," will not apply to the Company. In addition, the Board approved the Offer and the Merger prior to the acquisition of Shares by Acquisition. Accordingly, Acquisition and Parent do not intend to comply with the requirements of Chapters 42 or 43 of the Indiana BCL.

THE MERGER AGREEMENT

  The statements made in this Proxy Statement summarizing the Merger Agreement and the terms of the Merger are qualified in their entirety by reference to the text of the Merger Agreement, and are expressly made subject to the more complete information set forth therein. A copy of the Merger Agreement is included herein as Annex A.

 The Merger

  If the Merger Agreement is approved and the other conditions therein have been timely satisfied or waived, Acquisition will be merged with and into the Company at the Effective Time. The Merger will become effective at such time as Articles of Merger are filed with the Secretary of State of Indiana in accordance with the applicable provisions of the Indiana BCL.

  The Company will be the Surviving Corporation and will be an indirect subsidiary of Parent. Upon consummation of the Merger, each Share outstanding immediately prior thereto (other than Shares held by Parent, the Company or any of their respective subsidiaries, which shares will be cancelled, and Shares held by shareholders who properly exercise and perfect their dissenters' rights under the Indiana BCL) will be converted into and will become automatically and without any action on the part of the holder thereof, the right to receive $13 in cash, without interest. Holders of certificates which formerly represented Shares will thereupon have no continuing interest in, or rights as shareholders of, the Company. All debt securities of the Company which are outstanding at the Effective Time will continue to be outstanding as debt of the Surviving Corporation after the Effective Time. At the Effective Time, each outstanding share of common stock of Acquisition will be converted automatically into a share of common stock of the Surviving Corporation, the stock transfer books of the Company shall be closed and no transfer of Shares shall thereafter be made.

  The Merger Agreement further provides that the directors of Acquisition immediately prior to the Effective Time will be the initial directors of the Surviving Corporation, the officers of the Company immediately prior to the Effective Time will be the initial officers of the Surviving Corporation, and the Articles of Incorporation and by-laws of Acquisition as in effect immediately prior to the Effective Time will be the initial Articles of Incorporation and by-laws of the Surviving Corporation.

 Shareholders' Meeting; Required Vote

  The Merger Agreement provides that, if required under applicable law in order to consummate the Merger, the Company, acting through its Board, will, in accordance with applicable law, the Company Charter and the By-Laws of the
Company: (a) duly call, give notice of, convene and hold a special meeting of its shareholders as soon as practicable following the consummation of the Offer for the purpose of considering and taking action on the Merger Agreement; (b) subject to its fiduciary duties under applicable laws as advised as to legal matters by counsel, include in the proxy statement or information statement prepared by the Company for distribution to shareholders of the Company in advance of the such shareholders' meeting in accordance with Regulation 14A or Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the recommendation of its Board in favor of the Merger Agreement; (c) use its best efforts to obtain and furnish the information required to be included by it in such proxy statement and to cause such proxy statement to be mailed to its shareholders following the consummation of the Offer; and (d) use its best efforts to obtain the necessary approvals of the Merger Agreement by its shareholders.

  The Merger Agreement further provides that Parent will vote, or cause to be voted, all Shares owned by it or its subsidiaries in favor of approval and adoption of the Merger Agreement. The only shareholder vote necessary to approve the Merger is the affirmative vote of the holders of 66 2/3% of the outstanding Shares, including Shares held by Parent and its affiliates.

 Designation of Directors

  The Merger Agreement provides that, promptly upon the purchase by Acquisition of Shares pursuant to the Offer, Acquisition will be entitled to designate up to such number of directors, rounded up to the next whole number, on the Board as shall give Acquisition representation on the Board equal to the product of the total number of directors on the Board (including the designees of Acquisition) multiplied by the ratio of the aggregate number of Shares then beneficially owned by Acquisition (or any affiliate of Acquisition) to the total number of Shares then outstanding, and the Company will use its reasonable best efforts to increase the size of the Board or to obtain the resignations of such number of directors as is necessary to enable Acquisition's designees to be elected or appointed as directors of the Company. The parties to the Merger Agreement further agreed to use their respective reasonable best efforts to ensure that at least three members of the Board would, at all times prior to the Effective Time, be persons who either were members of the Board as of the date of the Merger Agreement or who were not affiliated with and not designated by Parent or Acquisition.

  Pursuant to these provisions, on March 25, 1996, six of the nine directors resigned from the Board and Acquisition designated six persons who were subsequently elected as directors. See "The Board of Directors of the Company."

 Employee Benefit Plans

  Until December 31, 1996, Parent agreed to cause the Surviving Corporation to continue in all material respects the (i) employee benefit plans (including all employee benefit plans within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended), practices and policies which provide employee benefits to employees of the Company or any of its subsidiaries, and (ii) compensation arrangements, programs and plans providing employee or executive compensation or benefits, to employees of the Company and its subsidiaries. However, no individual plan or plans must be maintained by the Surviving Corporation so long as, in the aggregate, a substantially equivalent level of compensation or benefits is maintained.

  Parent further agreed that the Company will honor and, on and after the Effective Time, Parent will cause the Surviving Corporation to honor, without offset, deduction, counterclaims, interruptions or deferment (other than withholdings under applicable law), all employment, severance, termination, consulting and retirement agreements to which the Company or any of its subsidiaries is presently a party, subject in all respects to the right of the Company to amend or otherwise modify the terms and provisions of any such agreements in accordance with the terms thereof.

 Severance Plan

  Pursuant to the Merger Agreement, Parent has agreed to adopt a severance plan for certain employees of the Company and its subsidiaries. See "The Merger--Interests of Certain Persons in the Merger" above.

 Conditions to the Merger; Termination and Amendment of the Merger Agreement

  Pursuant to the Merger Agreement, the respective obligations of each of Parent, Acquisition and the Company to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:
(a) the Merger Agreement shall have been adopted by the affirmative vote of the shareholders of the Company by the requisite vote in accordance with applicable law, if required by applicable law; and (b) no statute, rule, regulation, order, decree, ruling or injunction shall have been enacted, entered, promulgated, enforced or deemed applicable by any court or governmental authority which prohibits the consummation of the Merger.

  The Merger Agreement may be terminated and the Merger may be abandoned at any time (notwithstanding approval of the Merger by the shareholders of the Company) prior to the Effective Time: (a) by mutual written consent of Parent, Acquisition and the Company and (b) by Parent, Acquisition or the Company if any court of competent jurisdiction in the United States or other United States governmental body shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the consummation of the Offer or the Merger and such order, decree, ruling or other action is or shall have become nonappealable.

  Pursuant to the Merger Agreement, in the event of the termination and abandonment of the Merger Agreement in accordance with its terms, the Merger Agreement shall forthwith become void and have no effect, without any liability on the part of any party thereto or its affiliates, directors, officers or shareholders, other than the provisions of the Merger Agreement relating to fees and expenses, governing law and dispute resolution, brokerage fees and commissions, indemnification and confidentiality of information. Notwithstanding the foregoing, no party will be relieved from liability that it may have for any breach of the Merger Agreement.

  The Merger Agreement may be amended by action taken by the Company, Parent and Acquisition at any time before or after adoption of the Merger by the shareholders of the Company, if any; provided that (a) no amendment may be made which decreases the cash price per Share or which adversely affects the rights of the Company's shareholders under the Merger Agreement without the approval of a majority of the continuing or independent members of the Board if at the time there shall be such members of the Board and (b) after the date of adoption of the Merger Agreement by the shareholders of the Company (if shareholder approval of the Merger is required by applicable law), no amendment may be made which decreases the cash price per Share or which adversely affects the rights of the Company's shareholders without the approval of such shareholders. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of the parties.

 Expenses

  Except as specifically provided in the Merger Agreement, each party to the Merger Agreement agreed to bear its own respective expenses incurred in connection with the Merger Agreement, the Offer and the Merger, including the preparation, execution and performance of the Merger Agreement and the transactions contemplated thereby, and all fees and expenses of investment bankers, finders, brokers, agents, representatives, counsel and accountants.

 Further Actions

  Subject to the terms and conditions of the Merger Agreement, each of the parties thereto agreed to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by the Merger Agreement, including (i) cooperating in the preparation and filing of this Proxy Statement and any amendments thereof; (ii) cooperating in making available information and personnel in connection with presentations, whether in writing or otherwise, to prospective lenders to Parent and Acquisition that may be asked to provide financing for the transactions contemplated by the Merger Agreement; (iii) taking of all action reasonably necessary, proper or advisable to secure any necessary consents or waivers under existing debt obligations of the Company and its subsidiaries or amend the notes, indentures or agreements relating thereto to the extent required by such notes, indentures or agreements or redeem or repurchase such debt obligations; (iv) contesting any pending legal proceeding relating to the Merger; and (v) executing any additional instruments necessary to consummate the transactions contemplated by the Merger Agreement. In case at any time after the Effective Time any further action is necessary to carry out the purposes of the Merger Agreement, the proper officers and directors of each party thereto must use all reasonable efforts to take all such necessary action. Each of the Company, Parent and Acquisition has agreed to cooperate and use their respective reasonable efforts to make all filings and obtain all consents and approvals of governmental authorities and other third parties necessary to consummate the transactions contemplated by the Merger Agreement. Each of the parties to the Merger Agreement has also agreed to furnish to the other parties such necessary information and reasonable assistance as such other persons may reasonably request in connection with the foregoing. Further, the Company has agreed, upon the specific request of Acquisition, to use reasonable efforts to
(i) exempt the Company and the Merger from the requirements of any state takeover law by action of its Board and (ii) assist in any challenge by Acquisition to the validity or applicability to the Merger of any state takeover law.

RIGHTS OF DISSENTING SHAREHOLDERS

  Any record holder of Shares who does not vote in favor of the Merger may elect to receive payment of the value of his or her Shares in cash in accordance with Chapter 44 of the Indiana BCL ("Chapter 44"). Shareholders of Parent are not entitled to dissenters' rights in connection with the Merger with respect to shares of Parent's capital stock.

  ANY HOLDER OF SHARES CONTEMPLATING THE EXERCISE OF HIS OR HER RIGHT TO DISSENT IS URGED TO REVIEW CAREFULLY THE PROVISIONS OF CHAPTER 44 REPRINTED AS ANNEX C TO THIS PROXY STATEMENT. THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF INDIANA LAW RELATING TO APPRAISAL RIGHTS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO ANNEX C. EACH REQUIREMENT SET FORTH BELOW AND IN ANNEX C MUST BE FOLLOWED IN STRICT COMPLIANCE WITH THE APPLICABLE PROVISIONS OF CHAPTER 44 IN ORDER FOR HOLDERS OF SHARES TO PERFECT DISSENTERS' RIGHTS.

 Written Notice to Company

  Written notice of a shareholder's intent to demand payment for his or her Shares pursuant to Chapter 44 in the event the shareholders approve the Merger must be received by the Company before the shareholders vote on the Merger Agreement. Such written notice should state the number of Shares as to which dissenters' rights are being asserted and should be sent to the following address:

                           MacKenzie Partners, Inc.
                               156 Fifth Avenue
                           New York, New York 10010
                        Attention: Lawrence E. Dennedy

  The Company recommends that such written notice be sent by certified mail.

DISSENTERS' RIGHTS ARE NOT AVAILABLE UNLESS THIS NOTICE REQUIREMENT IS
FULFILLED.

 Differing Record and Beneficial Owners

  A record shareholder may assert dissenters' rights as to fewer than all Shares registered in that shareholder's name only if the shareholder dissents (in accordance with the provisions of Chapter 44) with respect to all the

Shares beneficially owned by any one person and notifies the Company in writing of the name and address of each person on whose behalf the record shareholder is asserting dissenters' rights.

  A person owning a beneficial interest in Shares (a "Beneficial Owner") may assert dissenters' rights as to the Shares held on such Beneficial Owner's behalf only if (i) the Beneficial Owner submits to the Company the record shareholder's written consent to the dissent no later than the time the Beneficial Owner asserts dissenters' rights, and (ii) the Beneficial Owner asserts dissenters' rights (in accordance with the provisions of Chapter 44) with respect to all the Beneficial Owner's Shares or all those Shares over which the Beneficial Owner has power to direct the vote.

 Voting

  Holders of Shares who deliver notice of their intent to dissent from the Merger ("Dissenting Shareholders") must not vote in favor of the Merger Agreement, but such shareholders need not vote against the Merger Agreement. BECAUSE A PROXY WHICH DOES NOT CONTAIN VOTING INSTRUCTIONS WILL, UNLESS REVOKED, BE VOTED FOR ADOPTION OF THE MERGER AGREEMENT, A HOLDER OF SHARES WHO VOTES BY PROXY AND WHO WISHES TO EXERCISE HIS APPRAISAL RIGHTS MUST (I) VOTE AGAINST THE ADOPTION OF THE MERGER AGREEMENT, OR (II) ABSTAIN FROM VOTING ON THE ADOPTION OF THE MERGER AGREEMENT.

 Notice to Dissenters

  If the Merger is approved, the Company will send a written notice (the "Dissenters' Notice") to each Dissenting Shareholder within ten days of such approval. The Dissenters' Notice must (i) supply a form which includes the date of the first announcement to news media or to shareholders of the terms of the Merger and require that the Dissenting Shareholder certify whether or not beneficial ownership of his or her Shares was acquired before such date;
(ii) state where the payment demand and certificates for the shares must be sent; (iii) set a date by which the Company must receive the payment demand and certificates representing the Dissenting Shareholder's shares; and (iv) be accompanied by a copy of Chapter 44.

 Payment Demand

  The Dissenting Shareholder must (i) demand payment, (ii) certify whether beneficial ownership of his or her Shares was acquired prior to the date set forth in the Dissenters' Notice and (iii) deposit the certificates formerly representing his or her Shares, all in accordance with the terms of the Dissenters' Notice, in order to preserve statutory dissenters' rights. A Dissenting Shareholder who demands payment and deposits stock certificates in accordance with the terms of the Dissenters' Notice retains all other rights as a shareholder until the rights are cancelled or modified by the effectuation of the Merger. A Dissenting Shareholder who fails to demand payment or deposit stock certificates as required by the Dissenters' Notice by the respective dates set forth therein is not entitled to payment for his or her shares and is considered to have voted in favor of the Merger.

 Payment by the Company

  Upon the consummation of the Merger, the Company will pay the Dissenting Shareholders who have met all statutory conditions its estimate of the fair value of the Dissenting Shareholders' Shares accompanied by certain information specified in Chapter 44. However, the Company may elect to withhold such payment from Dissenting Shareholders who acquired beneficial ownership of Shares after the date set forth in the Dissenters' Notice as the date of the first announcement to news media or shareholders of the terms of the Merger (the "Post Announcement Shareholders"). If the Company elects to withhold payment from such shareholders, it will send each Post Announcement Shareholder an offer accompanied by certain information specified in Chapter 44 to pay the Company's estimate of the fair value of the shareholders' Shares, provided such holders agree to accept the payment offered in full satisfaction of their dissenters' demands.

 Optional Secondary Payment Demand

  Within 30 days after (i) the Company pays the Dissenting Shareholders the Company's estimate of the fair value of their Shares or (ii) the Company offers to pay the Post Announcement Shareholders its estimate of the fair value of their shares, each such shareholder may notify the Company of the shareholder's own estimate of the value of his or her Shares (if it differs from the Company's estimate) and demand payment of the shareholder's estimate of the fair value of the shares less any payment received from the Company or reject the offer and demand payment of the shareholder's estimate of the fair value of the Shares, as the case may be.

 Payment for Determination of Value

  If a demand for payment (whether an original demand or a secondary demand) by a Dissenting Shareholder remains unsettled 60 days after the receipt by the Company of such demand, the Company will commence a proceeding in the Circuit or Superior Court of Marion County, Indiana to appraise the value of the dissenting shares. All Dissenting Shareholders whose claims remain unsettled at such time will be made parties to those proceedings. A Dissenting Shareholder will be entitled to judgment for an amount, if any, by which the court finds the fair value of his or her shares exceeds any amount paid by the Company, plus accrued interest. A Post Announcement Shareholder will be entitled to judgment for the fair value of such holder's Shares, plus accrued interest.

  The court in an appraisal proceeding will determine and assess costs against all parties in such amounts as the court finds equitable. The court may assess fees and expenses of counsel and experts against either the Company or a dissenter if the court finds that the party against whom the fees and expenses are assessed did not comply with the requirements of Chapter 44 or acted arbitrarily, vexatiously, or not in good faith. In addition, if the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the Company, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

 Effect on Dividends and Voting Rights

  A dissenting shareholder will retain his or her rights, if any, to vote and receive dividends until the Merger is consummated. Upon the consummation of the Merger, any shareholder who has given proper notice and made a valid demand will cease to be a shareholder and will have no rights with respect to his or her Shares except the right to receive payment of the fair value thereof.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following summary addresses the material federal income tax consequences to holders of Shares who have their Shares exchanged for the right to receive $13 per Share in cash as a result of the Merger. The summary does not address all aspects of federal income taxation that may be relevant to particular holders of Shares and thus, for example, may not be applicable to holders of Shares who are not citizens or residents of the United States, who are employees and who acquired their Shares pursuant to the exercise of incentive stock options or who are entities that are otherwise subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") (such as insurance companies, tax-exempt entities and regulated investment companies); nor does this summary address the effect of any applicable foreign, state, local or other tax laws. The discussion assumes that each holder of Shares holds such Shares as a capital asset within the meaning of
Section 1221 of the Code. The federal income tax discussion set forth below is included for general information only and is based upon present law. The precise tax consequences of the Merger will depend on the particular circumstances of the holder. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES TO THEM OF THE PROPOSED TRANSACTION.

  The receipt of cash for Shares pursuant to the Merger will be a taxable transaction for federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign tax laws. In general, a shareholder who receives cash for Shares pursuant to the Merger will recognize gain or loss for federal income tax purposes equal to the difference between the amount of cash received in exchange for the Shares exchanged and such shareholder's adjusted tax basis in such Shares. Such gain or loss will be capital gain or loss, and will be long-term capital gain or loss if the holder has held the Shares for more than one year at the time of sale. Under current law, gain or loss will be calculated separately for each block of Shares exchanged pursuant to the Merger.

  Under current law, the maximum federal tax rate applicable to long-term capital gains recognized by an individual is 28%, and the maximum federal tax rate applicable to ordinary income (including dividends and short-term capital gains recognized by individuals) is 39.6%. The maximum federal tax rate applicable to all capital gains and ordinary income recognized by a corporation is 35%. It is possible that legislation may be enacted that would change the maximum federal tax rate applicable to long-term capital gains, possibly with retroactive effect. It is not possible to predict whether or in what form any such legislation may be enacted.

 Dissenters

  A holder of Shares who exercises and perfects his or her applicable rights under the Indiana BCL to demand fair value for such Shares (see "Rights of Dissenting Shareholders") will recognize capital gain or loss (and may recognize an amount of interest income) attributable to any payment received pursuant to the exercise of such rights based upon the principles described above.

 Withholding

  Unless a shareholder complies with certain reporting and/or certification procedures or is an exempt recipient under applicable provisions of the Code (and regulations promulgated thereunder), such shareholder may be subject to a "backup" withholding tax of 31% with respect to any payments received in the Merger or as a result of the exercise of the holder's dissenters' rights. Shareholders should contact their brokers to ensure compliance with such procedures. Foreign shareholders should consult with their tax advisors regarding withholding taxes in general.

                            FINANCING OF THE MERGER

  In the Merger, approximately $2.6 million will be required to make payment on the Shares not held by Acquisition. Funds needed to make payment on the Shares is expected to be provided by cash from the Surviving Corporation's operations and, if necessary, by borrowing under the line of credit that the Company has established with an affiliate of Parent. Funds for such a loan would be provided by Parent's cash generated from operations.

                      INFORMATION CONCERNING THE COMPANY

THE BUSINESS OF THE COMPANY

  The Company is an Indiana corporation with its principal offices located at Suite 400, 11320 Random Hills Road, Fairfax, Virginia 22030. The Company provides senior housing and health care services in 15 states through the ownership and/or operation of 42 retirement communities ("RCs"). The RCs generally provide a continuum of care, including independent living, assisted living and skilled nursing. Independent living services consist of residential accommodations together with amenities such as security, meals and housekeeping. Assisted living residents, in addition to independent living amenities, receive certain health care services, including medication delivery, assistance with activities of daily living and other supportive services in private or semiprivate suites. The skilled nursing section of certain of the RCs provide residents with a full range of nursing care. In addition to RCs offering a complete continuum of care, the Company operates RCs providing only assisted living care, such as the National Guest Homes concept, which manages seven RCs (two of which are owned by a majority owned subsidiary of the Company), with five additional projects under construction or commencing construction this fiscal quarter, and the Hearthside concept (two RCs), which provides assisted living and care for residents with dementia-related needs. It is anticipated that the Company will acquire a third recently opened Hearthside RC upon satisfaction of certain conditions.

  The Company owns, leases and/or operates (i) 11 RCs that are wholly owned or leased by the Company, one nursing facility leased by the Company and two nonperforming first mortgage notes secured by RCs (ownership of which is anticipated to be transferred to the Company in the near future), (ii) 19 RCs owned by partnerships or limited liability companies which are not wholly owned by the Company but which are consolidated for financial reporting purposes, including nine RCs owned by Forum Retirement Partners, L.P., a publicly traded limited partnership, (iii) eight RCs in which the Company has no ownership interest, and (iv) one RC in which the Company has a 50% ownership interest, but which is not consolidated for financial reporting purposes. As of the date of the Merger Agreement, the Company's interests in these partnerships and limited liability companies that own RCs range from 50% to 89.5%. Wholly or majority owned subsidiaries of the Company act as general partner of each limited partnership and, in the case of the limited liability companies, are the sole managing members.

  The Company is subject to the information requirements of the Exchange Act, and is required to file reports and other information with the Commission relating to its business, financial condition and other matters. Information, as of particular dates, concerning the Company's directors and officers, their remuneration, options granted to them, the principal holders of the Company's securities and any material interest of such persons in transactions with the Company is required to be described in periodic statements distributed to the Company's shareholders and filed with the Commission. These reports, proxy statements, and other information, including the Company's Annual Report on Form 10-K for the year ended March 31, 1995 and the Schedule 14D-9 filed by the Company in connection with the Offer, should be available for inspection and copying at the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the Commission located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of this material may also be obtained by mail, upon payment of the Commission's customary fees, from the Commission's principal office. Such material should also be available for inspection at the offices of Nasdaq Operations, 1735 K Street, N.W., Washington, D.C. 20006.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

  The management of the Company is under the direction of the Board. The Board is currently comprised of nine directors: William J. Shaw, Paul E. Johnson, Jr., Terrence P. Morrow, Lawrence B. Murphy, Edward L. Bednarz and G. Cope Stewart III, each of which was designated by Marriott on March 25, 1996 pursuant to the Merger Agreement, and Peter P. Copses, Mark L. Pacala, and Robert A. Whitman. The Company Charter and the Company's By-Laws provide that the directors of the Company shall be elected at the annual meeting of shareholders to serve until the next annual meeting of shareholders and until their respective successors shall have been elected and qualified.

  The following information regarding the directors is provided as of April 25, 1996.

                                                              PRESENT PRINCIPAL OCCUPATION AND
 NAME OF DIRECTOR       AGE                                     FIVE-YEAR EMPLOYMENT HISTORY
 ----------------       ---  --------------------------------------------------------------------------------------------------
 Paul E. Johnson, Jr...  48  Mr. Johnson is President and Chairman of the Board of the Company and President and a Director of
                             Acquisition. Mr. Johnson joined Marriott Corporation in 1983 in Corporate Financial Planning &
                             Analysis. In 1987, he was promoted to Group Vice President of Finance and Development for the
                             Marriott Service Group and later assumed responsibility for real estate development for Marriott
                             Senior Living Services. During 1989, he served as Vice President and General Manager of Marriott's
                             Travel Plazas division. Mr. Johnson subsequently served as Vice President and General Manager of
                             Marriott Family Restaurants from December 1989 through 1991. In October 1991, he was appointed to his present position as Executive Vice President and general manager of Marriott Senior Living
                             Services.

                                       PRESENT PRINCIPAL OCCUPATION AND
 NAME OF DIRECTOR      AGE               FIVE-YEAR EMPLOYMENT HISTORY
 ----------------      --- --------------------------------------------------------
 William J. Shaw......  50 Mr. Shaw is a Director and a Vice President of the
                           Company and of Acquisition. He was elected President of
                           the Marriott Service Group in February 1992, which now
                           comprises Parent's Contract Services Group. He joined
                           Marriott Corporation in 1974, was Corporate Controller
                           in 1979 and a Vice President in 1982. In 1985, he
                           assumed responsibility for Marriott Corporation's tax
                           department and risk management department and was
                           elected Senior Vice President-Finance. In 1986, Mr. Shaw
                           was elected Senior Vice President-Finance and Treasurer
                           of Marriott Corporation. He was elected Executive Vice
                           President of Marriott Corporation and promoted to Chief
                           Financial Officer in April 1988.
 Terrence P. Morrow...  48 Mr. Morrow is a Director, a Vice President and the
                           Treasurer of the Company, and a Director and the
                           Treasurer of Acquisition. Mr. Morrow is Senior Vice
                           President of Finance for Marriott Senior Living Services
                           with responsibility for the Accounting, Finance and
                           Information Systems functions of the business. Mr.
                           Morrow has worked for Marriott since 1970 and has been
                           in his current job since 1990. Previously, he was Vice
                           President of Marriott Suites and Vice President of
                           Internal Audit for Marriott Corporation. Mr. Morrow also
                           spent 17 years in the Hotel Division where he held
                           positions as a Hotel Controller, Regional Controller and
                           Vice President Area Controller.
 Lawrence B. Murphy...  38 Mr. Murphy is a Director and a Vice President of the
                           Company and a Vice President of Acquisition. Mr. Murphy
                           joined Marriott Corporation in 1983 and has served in
                           various capacities in its Lodging Division, including
                           Vice President of Rooms Operations, Vice President of
                           Service Development and General Manager, until March
                           1995 when he joined Marriott's Senior Living Services
                           Division as Vice President for Operations.
 Edward L. Bednarz....  53 Mr. Bednarz is a Director and a Vice President of the
                           Company and a Vice President of Acquisition. Mr. Bednarz
                           joined Marriott's Law Department in 1973 and has served
                           as the principal attorney for its Senior Living Services
                           Division since 1992.
 G. Cope Stewart III..  54 Mr. Stewart is a Director and a Vice President of the
                           Company and a Vice President of Acquisition. He has
                           served as Associate General Counsel, Corporate Affairs
                           Department of Marriott since February 1994. From 1986 to
                           1994, Mr. Stewart was a partner in the Washington, D.C.
                           law firm of Arent Fox Kintner Plotkin & Kahn. Prior to
                           1986, Mr. Stewart was engaged in the private practice of
                           law in Washington, D.C.
 Mark L. Pacala.......  40 Mr. Pacala was Chief Executive Officer of the Company
                           from 1994 to March 1996. Prior to joining the Company,
                           he was Senior Vice President of The Walt Disney Company.
                           Mr. Pacala has served as a director of the Company since
                           1994 and was Chairman of the Board from September 1995
                           to March 1996.
 Robert A. Whitman....  42 Mr. Whitman has been President and Co-Chief Executive
                           Officer of the Hampstead Group, L.L.C., a privately held
                           investment company, since 1991. He was Chief Executive
                           Officer of the Company from 1993 through 1994. Mr.
                           Whitman has served as a director of the Company since
                           1993 and was Chairman of the Board from 1993 through
                           September 1995.

                                     PRESENT PRINCIPAL OCCUPATION AND
 NAME OF DIRECTOR  AGE                 FIVE-YEAR EMPLOYMENT HISTORY
 ----------------  --- -----------------------------------------------------------
 Peter P. Copses..  37 Mr. Copses has served since 1990 as an officer of Apollo
                       Capital Management, Inc. and Lion Capital Management, Inc.,
                       each a general partner of Apollo Advisers, L.P. Mr. Copses has served as a director of the Company since 1993.

           INFORMATION CONCERNING PARENT, ACQUISITION AND AFFILIATES

  Acquisition is a newly formed Indiana corporation and a wholly owned indirect subsidiary of Parent. To date, Acquisition has not conducted any business other than in connection with its formation and capitalization and the transactions contemplated by the Merger Agreement. Until immediately prior to the time Acquisition purchased Shares pursuant to the Offer, Acquisition had no significant assets or liabilities other than those created pursuant to the Merger Agreement. Because Acquisition is a newly formed corporation, no meaningful financial information regarding Acquisition is available.

  Parent is a Delaware corporation. Parent, together with its consolidated subsidiaries, is a diversified hospitality company with operations in two business segments. The Lodging division operates and franchises lodging businesses under four brand names, and operates a vacation timesharing business. The Contract Services division provides food service and facilities management for clients in business, education and health care and operates a wholesale food distribution business, as well as developing, owning and operating retirement communities.

  Until October 8, 1993, Parent was a wholly-owned subsidiary of Marriott Corporation. Marriott Corporation separated Parent's businesses from its other businesses through a distribution (the "Distribution") to the holders of outstanding shares of Marriott Corporation common stock, on a share-for-share basis, of all the outstanding shares of Parent common stock. Upon the consummation of the Distribution, Parent became a separate, publicly held company and Marriott Corporation changed its name to Host Marriott Corporation.

  The principal executive offices of Parent and Acquisition are located at 10400 Fernwood Road, Bethesda, Maryland 20817.

  Parent is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the Commission relating to its business, financial condition and other matters. Information as of particular dates concerning Parent's directors and officers, their remuneration, stock options granted to them, the principal holders of Parent's securities and any material interest of such persons in transactions with Parent is required to be described in proxy statements distributed to Parent's shareholders and filed with the Commission. Such reports, proxy statements and other information should be available for inspection at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and should also be available for inspection at the regional offices of the Commission located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such materials may also be obtained by mail, upon payment of the Commission's customary fees, by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C 20549. The information should also be available for inspection at the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

                     PRICE RANGE OF THE SHARES; DIVIDENDS

  The Shares are traded in the over-the-counter market and prices are quoted on the Nasdaq Small Cap Market under the symbol "FOUR." The following table sets forth, for the fiscal quarters indicated, the high and low bid prices per Share as reported by the Nasdaq Small Cap Market:

                                                                  HIGH    LOW
                                                                 ------- ------
Fiscal Year Ended March 31, 1995:
  Quarter ended June 30, 1994................................... $ 7 3/4 $5 3/8
  Quarter ended September 30, 1994.............................. $ 6 3/4 $5 5/8
  Quarter ended December 31, 1994............................... $ 8 1/2 $6 1/8
  Quarter ended March 31, 1995.................................. $ 9 5/8 $6 1/2
Fiscal Year Ending March 31, 1996:
  Quarter ended June 30, 1995................................... $ 7 5/8 $6 1/4
  Quarter ended September 30, 1995.............................. $ 9 1/2 $7 3/8
  Quarter ended December 31, 1995............................... $ 8 3/4 $7
  Quarter ended March 31, 1996.................................. $12 7/8 $7 3/4

  On April 24, 1996, the last full trading day for which quotations were available at the time of printing this Proxy Statement, the last reported bid price per Share on the Nasdaq Small Cap Market was $12 3/4.

  No cash dividends have been declared or paid on the Shares during the two most recently concluded fiscal years or during the current fiscal year of the Company.

  SHAREHOLDERS ARE URGED TO OBTAIN A CURRENT MARKET QUOTATION FOR THE SHARES.

  The Shares are presently registered under the Exchange Act. Such registration may be terminated upon application of the Company to the Commission, if the Shares are neither listed on a national securities exchange nor held by 300 or more holders of record. Upon consummation of the Merger the shares will be suspended from trading by the Nasdaq Small Cap Market, and the registration of the Shares under the Exchange Act will be terminated. The Shares will no longer be margin securities under the rules of the Board of Governors of the Federal Reserve System.

  The termination of the registration of the Shares under the Exchange Act will substantially reduce the information required to be furnished by the Company to the Commission and to the shareholders and will render inapplicable certain provisions of the Exchange Act such as the short-swing profit recovery provisions of Section 16(b).

                       OWNERSHIP OF SHARES BY DIRECTORS,
                      OFFICERS AND PRINCIPAL SHAREHOLDERS

  The following table sets forth information regarding the beneficial ownership of Shares as of April 25, 1996 for each person who beneficially owns more than 5% of the Shares, each director of the Company and all directors and officers as a group.

         NAME AND ADDRESS OF              AMOUNT AND NATURE
           BENEFICIAL OWNER            OF BENEFICIAL OWNERSHIP PERCENT OF CLASS
         -------------------           ----------------------- ----------------
FG Acquisition Corp. .................       22,341,879              99.1%
William J. Shaw.......................              -0-               -0-
Paul E. Johnson, Jr...................              -0-               -0-
Terrence P. Morrow....................              -0-               -0-
Lawrence B. Murphy....................              -0-               -0-
Edward L. Bednarz.....................              -0-               -0-
G. Cope Stewart III...................              -0-               -0-
Peter P. Copses.......................              -0-               -0-
Mark L. Pacala........................              -0-               -0-
Robert A. Whitman.....................              -0-               -0-
Total number of Shares outstanding....       22,539,831               100%

                  SELECTED CONSOLIDATED FINANCIAL INFORMATION

  The following table sets forth certain summary consolidated financial information with respect to the Company and its subsidiaries excerpted or derived from the audited financial statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1995 and the unaudited financial information contained in the Company's Quarterly Reports on Form 10-Q for the nine months ended December 31, 1995 and 1994. More comprehensive financial information is included in such reports and other documents filed by the Company with the Commission, and the following summary is qualified in its entirety by reference to such documents (which may be inspected and obtained as described below), including the financial statements and related notes contained therein.

                               FORUM GROUP, INC.

                  SELECTED CONSOLIDATED FINANCIAL INFORMATION
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                          NINE MONTHS ENDED                      FISCAL YEAR
                             DECEMBER 31                       ENDED MARCH 31
                          ------------------  ------------------------------------------------------
                                                  SUCCESSOR COMPANY         PREDECESSOR COMPANY(A)
                                              ----------------------------  ------------------------
                            1995      1994      1995      1994      1993       1992         1991
                          --------  --------  --------  --------  --------  -----------  -----------
INCOME STATEMENT DATA
Net sales and operating
 revenues and other
 revenues...............  $145,033  $107,504  $151,960  $108,465  $ 93,302  $    79,768  $   93,399
Income (loss) before
 extraordinary items....    16,208    11,168    12,490     2,690    (7,359)    (115,747)   (109,198)
Net income (loss).......    13,627    10,906    12,228    (7,130)   (7,359)         448    (109,198)
BALANCE SHEET DATA (AT
 END OF PERIOD)
Net current assets
 (liabilities)..........   (52,445)   (b)        3,649    (b)       (b)         (b)         (b)
Total assets............   455,985   371,417   398,346   290,200   348,641      393,046     468,848
Long-term
 obligations(c).........   316,011   249,355   270,036   205,094   226,540      260,791     409,633 (d)
Shareholders' equity....    81,495    61,095    65,666    44,284    18,445       19,394         521
PER SHARE
Income (loss) per common
 share before
 extraordinary items....  $   0.68  $   0.49  $   0.54  $   0.16  $  (0.98) $     (3.56) $    (3.35)
Extraordinary items.....     (0.11)    (0.01)    (0.01)    (0.57)      --          3.57         --
Net income (loss) per
 common share (and
 common share
 equivalents)...........      0.57      0.48      0.53     (0.41)    (0.98)        0.01       (3.35)
Book value..............      3.62      2.72      2.92      2.08      2.46         1.94        0.02

- - --------
(a) Effective March 31, 1992, the Company and certain of its affiliates were reorganized pursuant to a reorganization plan under Chapter 11 of the United States Bankruptcy Code. Under generally accepted accounting principles, the Company was required to account for the reorganization using fresh-start reporting. Accordingly, all consolidated financial statements for any period prior to March 31, 1992 are referred to herein as "Predecessor Company" as they reflect periods prior to implementation of fresh-start accounting and are not comparable to consolidated financial statements for periods subsequent to implementation of fresh-start reporting, and all consolidated financial statements for any period subsequent to March 31, 1992 are referred to as herein as "Successor Company" as they reflect periods subsequent to implementation of fresh-start accounting and are not comparable to consolidated financial statements for periods prior to implementation of fresh-start reporting. Balance sheet data as of March 31, 1992 is for the Successor Company.
(b) For the Fiscal Years ended March 31, 1994, 1993, 1992 and 1991, Forum Group, Inc. presented an unclassified balance sheet.
(c) Includes current portion of long-term debt.
(d) Includes liabilities subject to settlement in Chapter 11 reorganization proceedings as of March 31, 1991.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  Representatives of Arthur Andersen LLP, the Company's independent certified public accountants for the current fiscal year, are expected to be present at the Special Meeting. Such representatives will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Representatives of KPMG Peat Marwick LLP, the Company's independent certified public accountants for fiscal year ended March 31, 1996 are not expected to be present at the Special Meeting.

                   PROXY SOLICITATION; REVOCATION OF PROXIES

  Proxies are being solicited by and on behalf of the Board of Directors. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses, in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of Shares held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

  If the Special Meeting is adjourned for any reason, the approval of the Merger Agreement shall be considered and voted upon by shareholders at the subsequent adjourned meeting.

  IT IS URGED THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

  You may revoke your proxy at any time prior to its exercise by sending in a proxy bearing a later date, by delivering a written notice of revocation or by attending the Special Meeting in person and casting a ballot or delivering notice of revocation of your proxy.

                                 OTHER MATTERS

  The Board does not know of any other business which may be presented for consideration at the Special Meeting. If any business not described herein should come before the Special Meeting, the persons named in the enclosed proxy will vote on those matters in accordance with their best judgment.

               INCORPORATED DOCUMENTS AND AVAILABLE INFORMATION

  The following documents or portions of documents are incorporated by reference in this Proxy Statement and are deemed to be a part hereof:

    (1) The Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1995; and

    (2) The Company's Quarterly Report on Form 10-Q for the nine months ended December 31, 1995.

  All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Special Meeting shall be deemed to be incorporated by reference into this Proxy Statement.

  Any statement contained in a document incorporated by reference shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this Proxy Statement modifies or replaces such statement.

  The Company undertakes to provide by first class mail, without charge, to any person to whom a copy of this Proxy Statement has been delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above which have been incorporated in this Proxy Statement by reference, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference therein). Requests for such copies should be directed to the Public Affairs Department, Forum Group, Inc., 11320 Random Hills Road, Suite 400, Fairfax, Virginia 22030.

  The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file with the Commission periodic reports, proxy statements and other information relating to its business, financial condition and other matters. The Company is required to disclose in such proxy statements certain information, as of particular dates, concerning the Company's operating results, financial condition, directors and officers, their remuneration, stock options and other equity based compensation granted to them, the principal holders of the Company's securities, any material interest of such persons in transactions with the Company and other matters. These reports, proxy statements and other informational filings required by the Exchange Act are available for inspection at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and should also be available for inspection and copying at the regional offices of the Commission located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material may be obtained by mail, upon payment of the Commission's customary fees, from the Commission's principal office at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549.

                                       BY ORDER OF THE BOARD
                                       OF DIRECTORS

                                       /s/ Joan Rector McGlockton

                                       Joan Rector McGlockton, Secretary

April 29, 1996

                                    ANNEX A

                          AGREEMENT AND PLAN OF MERGER

                         DATED AS OF FEBRUARY 15, 1996

                                  BY AND AMONG

                               FORUM GROUP, INC.,

                          MARRIOTT INTERNATIONAL, INC.

                                      AND

                              FG ACQUISITION CORP.

                                   ARTICLE I

                                   The Offer

                                                                           PAGE
                                                                           ----
 SECTION 1.1.  THE OFFER.................................................   A-1
 SECTION 1.2.  COMPANY ACTIONS...........................................   A-2
 SECTION 1.3.  SHAREHOLDER LISTS.........................................   A-2
 SECTION 1.4.  COMPOSITION OF THE BOARD OF DIRECTORS; SECTION 14(F)......   A-2

                                   ARTICLE II

                                   The Merger

 SECTION 2.1.  THE MERGER................................................   A-3
 SECTION 2.2.  EFFECTIVE TIME............................................   A-3
 SECTION 2.3.  EFFECTS OF THE MERGER.....................................   A-3
 SECTION 2.4.  ARTICLES OF INCORPORATION AND BY-LAWS.....................   A-3
 SECTION 2.5.  DIRECTORS.................................................   A-3
 SECTION 2.6.  OFFICERS..................................................   A-4
 SECTION 2.7.  CONVERSION OF SHARES......................................   A-4
 SECTION 2.8.  CONVERSION OF PURCHASER'S COMMON STOCK....................   A-4
 SECTION 2.9.  STOCK OPTIONS.............................................   A-4
 SECTION 2.10. SHAREHOLDERS' MEETING.....................................   A-4
 SECTION 2.11. CLOSING...................................................   A-5

                                  ARTICLE III

                     Dissenting Shares; Exchange of Shares

 SECTION 3.1.  DISSENTING SHARES.........................................   A-5
 SECTION 3.2.  EXCHANGE OF SHARES........................................   A-5

                                   ARTICLE IV

                 Representations and Warranties of the Company

 SECTION 4.1.  ORGANIZATION..............................................   A-6
 SECTION 4.2.  CAPITALIZATION............................................   A-6
 SECTION 4.3.  AUTHORITY RELATIVE TO THIS AGREEMENT......................   A-7
 SECTION 4.4.  CONSENTS AND APPROVALS; NO VIOLATIONS.....................   A-7
 SECTION 4.5.  ABSENCE OF CERTAIN CHANGES................................   A-8
 SECTION 4.6.  NO UNDISCLOSED LIABILITIES................................   A-8
 SECTION 4.7.  REPORTS...................................................   A-8
 SECTION 4.8.  SCHEDULE 14D-9; OFFER DOCUMENTS; PROXY STATEMENT..........   A-9
 SECTION 4.9.  NO DEFAULT................................................   A-9
 SECTION 4.10. LITIGATION; COMPLIANCE WITH LAWS..........................   A-9
 SECTION 4.11. EMPLOYEE BENEFIT PLANS; ERISA.............................  A-10
 SECTION 4.12. ASSETS; REAL PROPERTY; INTELLECTUAL PROPERTY..............  A-11
 SECTION 4.13. CERTAIN CONTRACTS AND ARRANGEMENTS........................  A-11
 SECTION 4.14. TAXES.....................................................  A-12
 SECTION 4.15. LABOR MATTER..............................................  A-13

                                                                           PAGE
                                                                           ----
 SECTION 4.16. LICENSES AND PERMITS.....................................   A-13
 SECTION 4.17. BROKERS..................................................   A-13

                                   ARTICLE V

             Representations and Warranties of Parent and Purchaser

 SECTION 5.1.  ORGANIZATION.............................................   A-13
 SECTION 5.2.  AUTHORITY RELATIVE TO THIS AGREEMENT.....................   A-13
 SECTION 5.3.  CONSENTS AND APPROVALS; NO VIOLATIONS....................   A-14
 SECTION 5.4.  OFFER DOCUMENTS; PROXY STATEMENT; SCHEDULE 14D-9.........   A-14
 SECTION 5.5.  FINANCING................................................   A-14
 SECTION 5.6.  BROKERS..................................................   A-14

                                   ARTICLE VI

                                   Covenants

 SECTION 6.1.  CONDUCT OF BUSINESS OF THE COMPANY.......................   A-14
 SECTION 6.2.  ACQUISITION PROPOSALS....................................   A-16
 SECTION 6.3.  ACCESS TO INFORMATION....................................   A-17
 SECTION 6.4.  REASONABLE EFFORTS.......................................   A-17
 SECTION 6.5.  CONSENTS AND CERTAIN ARRANGEMENTS........................   A-18
 SECTION 6.6.  ANTITRUST FILINGS........................................   A-18
 SECTION 6.7.  PUBLIC ANNOUNCEMENTS.....................................   A-19
 SECTION 6.8.  EMPLOYEE BENEFITS; EMPLOYEES.............................   A-19
 SECTION 6.9.  PRE-CLOSING CONSULTATION.................................   A-19
 SECTION 6.10. INDEMNIFICATION..........................................   A-20

                                  ARTICLE VII

                    Conditions to Consummation of the Merger

 SECTION 7.1.  CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE
               MERGER...................................................   A-20
 SECTION 7.2.  CONDITIONS TO THE OBLIGATION OF THE COMPANY TO EFFECT THE
               MERGER...................................................   A-21
 SECTION 7.3   CONDITIONS TO OBLIGATIONS OF PARENT AND PURCHASER TO
               EFFECT THE MERGER........................................   A-21
 SECTION 7.4.  EXCEPTION................................................   A-21

                                  ARTICLE VIII

                         Termination; Amendment; Waiver

 SECTION 8.1.  TERMINATION..............................................   A-21
 SECTION 8.2.  EFFECT OF TERMINATION....................................   A-22
 SECTION 8.3.  FEES AND EXPENSES........................................   A-22
 SECTION 8.4.  AMENDMENT................................................   A-23
 SECTION 8.5.  EXTENSION; WAIVER........................................   A-23

                                   ARTICLE IX

                                 Miscellaneous

                                                                           PAGE
                                                                           ----
 SECTION 9.1.  SURVIVAL..................................................  A-24
 SECTION 9.2.  ENTIRE AGREEMENT..........................................  A-24
 SECTION 9.3.  GOVERNING LAW.............................................  A-24
 SECTION 9.4.  NOTICES...................................................  A-24
 SECTION 9.5.  SUCCESSORS AND ASSIGNS; NO THIRD PARTY BENEFICIARIES......  A-25
 SECTION 9.6.  COUNTERPARTS..............................................  A-25
 SECTION 9.7.  INTERPRETATION............................................  A-25
 SECTION 9.8.  SCHEDULES.................................................  A-25
 SECTION 9.9.  LEGAL ENFORCEABILITY......................................  A-25
 SECTION 9.10. SPECIFIC PERFORMANCE......................................  A-25

                                    EXHIBITS

EXHIBIT A.................................................. Conditions to Offer

                             TABLE OF DEFINED TERMS

TERM                                                                SECTION NO.
- - ----                                                                -----------
Acquisition Proposal...............................................     6.2(b)
Antitrust Law......................................................     6.6(d)
Audit.............................................................. 4.14(i)(1)
Bankruptcy Court...................................................     6.5(b)
Bankruptcy Order...................................................     6.5(b)
Benefit Agreements.................................................     6.8(b)
Board..............................................................        1.2
Certificates.......................................................     3.2(b)
Code...............................................................    4.11(a)
Company............................................................   Preamble
Company Employee...................................................        6.8
Company Representative.............................................        6.9
Company SEC Documents..............................................     4.7(a)
Conditions.........................................................        1.1
Confidentiality Agreement..........................................     6.3(b)
Continuing Director................................................        8.4
Current Premium....................................................       6.10
D&O Insurance......................................................       6.10
Designated Directors...............................................        8.4
Dissenting Shares..................................................        3.1
Effective Time.....................................................        2.2
Environmental Laws.................................................    4.10(c)
ERISA..............................................................    4.11(a)
ERISA Affiliate....................................................    4.11(a)
Exchange Act.......................................................        1.2
Exchange Agent.....................................................     3.2(a)
Facility...........................................................    4.12(d)
FRI................................................................        6.1
FRP................................................................        6.1
Form 10-K..........................................................        4.5
Fully Diluted Basis................................................        1.4
Hearthside Shares..................................................     4.2(a)
HSR Act............................................................        4.4
IBCL...............................................................        2.1
Indemnified Parties................................................       6.10
Intellectual Property..............................................    4.12(c)
IRS................................................................    4.11(a)
Law................................................................        2.4
Lien...............................................................     4.2(b)
Material Adverse Effect............................................   4.1, 5.1
Material Contracts.................................................       4.13
Merger.............................................................        2.1
Merger Price.......................................................     2.7(a)
Offer..............................................................     1.1(a)
Offer Documents....................................................     1.1(c)
Option Plan........................................................     2.9(a)
Order..............................................................     6.6(b)
Ordinary Course Obligations........................................        6.1
Parent.............................................................   Preamble

TERM                                                                SECTION NO.
- - ----                                                                -----------
Parent Representative..............................................        6.9
PBGC...............................................................    4.11(a)
Permits............................................................       4.16
Permitted Liens....................................................    4.12(b)
Person.............................................................     1.1(b)
Plans..............................................................    4.11(a)
POR................................................................     4.2(a)
Pre-February 6 Party...............................................     6.2(c)
Proxy Statement....................................................    2.10(b)
Purchaser..........................................................   Preamble
Schedule 14D-9.....................................................        1.2
SEC................................................................     1.1(c)
Securities Act.....................................................        4.4
Shares.............................................................     1.1(a)
Stock Options......................................................     2.9(a)
Shareholders' Meeting..............................................    2.10(a)
Subsidiary.........................................................     1.1(b)
Surviving Corporation..............................................        2.1
Taxes.............................................................. 4.14(i)(2)
Tax Returns........................................................ 4.14(i)(3)
Third Party........................................................     6.2(b)
Third Party Transaction............................................     6.2(b)
Warrants...........................................................        4.2

                         AGREEMENT AND PLAN OF MERGER

  THIS AGREEMENT AND PLAN OF MERGER, dated as of February 15, 1996, is among MARRIOTT INTERNATIONAL, INC., a Delaware corporation ("PARENT"), FG ACQUISITION CORP., an Indiana corporation and a wholly-owned indirect subsidiary of Parent ("PURCHASER"), and FORUM GROUP, INC., an Indiana corporation (the "COMPANY").

                                   RECITALS

  WHEREAS, the Boards of Directors of the Company, Parent and Purchaser deem it advisable and in the best interests of their respective shareholders that Parent acquire the Company pursuant to the terms and conditions set forth in this Agreement;

  NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Purchaser and the Company hereby agree as follows:

                                   ARTICLE I

                                   The Offer

  SECTION 1.1. THE OFFER.

  (a) Subject to this Agreement not having been terminated in accordance with the provisions of Section 8.1 hereof, Purchaser shall, and Parent shall cause Purchaser to, as promptly as practicable, but in no event later than five business days from the date of the public announcement of the terms of this Agreement or the Offer, commence an offer to purchase for cash (as it may be amended in accordance with the terms of this Agreement, the "OFFER") all of the Company's outstanding shares of common stock, no par value (the "SHARES"), subject to the conditions set forth in Exhibit A hereto (the "CONDITIONS"), at a price of $13.00 per Share, net to the seller in cash. Subject only to the Conditions, Purchaser shall, and Parent shall cause Purchaser to, (i) accept for payment and pay for all Shares tendered pursuant to the Offer as promptly as practicable following the expiration date of the Offer, and (ii) extend the period of time the Offer is open until the first business day following the date on which the Conditions are satisfied or waived in accordance with the provisions thereof; provided that (x) Purchaser shall be permitted but shall not be obligated to extend the time the Offer is open if the Company is in breach in any material respect of its covenants or agreements contained herein and (y) Purchaser shall be permitted but shall not be obligated to extend the time the Offer is open if there is a reasonable likelihood that one or more of the Conditions cannot be satisfied; and provided, further, that the Purchaser shall in no event be obligated or permitted to extend the period of time the Offer is open beyond July 15, 1996. Neither Purchaser nor Parent will extend the expiration date of the Offer beyond the twentieth business day following commencement thereof unless one or more of the Conditions shall not be satisfied. Purchaser expressly reserves the right to amend the terms and conditions of the Offer; provided, that without the consent of the Company, no amendment may be made which (i) decreases the price per Share or changes the form of consideration payable in the Offer, (ii) decreases the number of Shares sought, or (iii) imposes additional conditions to the Offer or amends any other term of the Offer in any manner adverse to the holders of Shares. Upon the terms and subject to the Conditions, Purchaser will accept for payment and purchase, as soon as permitted under the terms of the Offer, all Shares validly tendered and not withdrawn prior to the expiration of the Offer.

  (b) The Company will not, nor will it permit any of its wholly owned Subsidiaries (as defined below) to, tender into the Offer any Shares beneficially owned by it; provided, that Shares held beneficially or of record by any plan, program or arrangement sponsored or maintained for the benefit of employees of the Company or any of its Subsidiaries shall not be deemed to be held by the Company regardless of whether the Company has, directly or indirectly, the power to vote or control the disposition of such Shares. For purposes of this Agreement,

"SUBSIDIARY" means, as to any Person (as defined below), any corporation, partnership or joint venture, whether now existing or hereafter organized or acquired: (a) in the case of a corporation, of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (other than stock having such voting power solely by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person and/or one or more of its Subsidiaries or (b) in the case of a partnership or joint venture, in which such Person or a Subsidiary of such Person is a general partner or joint venturer or of which a majority of the partnership or other ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries. For purposes of this Agreement, "PERSON" means any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or other entity.

  (c) On the date of the commencement of the Offer, Purchaser shall file with the Securities and Exchange Commission (the "SEC") a Tender Offer Statement on
Schedule 14D-1 with respect to the Offer which will contain an offer to purchase and form of the related letter of transmittal (together with any supplements or amendments thereto, the "OFFER DOCUMENTS"). The Company and its counsel shall be given a reasonable opportunity to review and comment on the Offer Documents prior to the filing of such Offer Documents with the SEC. Purchaser agrees to provide the Company and its counsel copies of any written comments Purchaser and its counsel may receive from the SEC or its staff with respect to the Offer Documents and a summary of any such comments received orally promptly after the receipt thereof.

  SECTION 1.2. COMPANY ACTIONS. The Company hereby consents to the Offer and represents that its Board of Directors (the "BOARD") (at a meeting duly called and held) has unanimously (a) determined as of the date hereof that the Offer and the Merger (as defined in Section 2.1 hereof) are fair to and in the best interests of the shareholders of the Company and (b) subject to the fiduciary duties of the Board, resolved to recommend acceptance of the Offer and approval and adoption of this Agreement and the Merger by the shareholders of the Company. The Company further represents that Smith Barney Inc. has delivered to the Board its opinion to the effect that, as of the date of this Agreement, the cash consideration to be received by the holders of Shares (other than Parent and its affiliates) in the Offer and the Merger is fair to such holders from a financial point of view. The Company hereby agrees to file a Solicitation/Recommendation Statement on Schedule 14D-9 (the "SCHEDULE 14D-9") containing such recommendation with the SEC (and the information required by Section 14(f) of the Securities Exchange Act of 1934, as amended (together with all rules and regulations thereunder, the "EXCHANGE ACT"), so long as Parent shall have furnished such information to the Company in a timely manner) and to mail such Schedule 14D-9 to the shareholders of the Company; provided, that subject to the provisions of Section 6.2(a) hereof, such recommendation may be withdrawn, modified or amended. The Company will use reasonable efforts so that such Schedule 14D-9 shall be, if so requested by Purchaser, filed on the same date as Purchaser's Schedule 14D-1 is filed and mailed together with the Offer Documents; provided, that in any event the
Schedule 14D-9 shall be filed and mailed no later than 10 business days following the commencement of the Offer. Purchaser and its counsel shall be given a reasonable opportunity to review and comment on such Schedule 14D-9 prior to the Company's filing of the Schedule 14D-9 with the SEC. The Company agrees to provide Parent and its counsel copies of any written comments the Company or its counsel may receive from the SEC or its staff with respect to such Schedule 14D-9 and a summary of any such comments received orally promptly after the receipt thereof.

  SECTION 1.3. SHAREHOLDER LISTS. In connection with the Offer, at the request of Parent or Purchaser, from time to time after the date hereof, the Company will promptly furnish Purchaser with mailing labels, security position listings and any available listing or computer file maintained for or by the Company containing the names and addresses of the record holders of the Shares as of a recent date and shall furnish Purchaser with such information reasonably available to the Company and assistance as Purchaser or its agents may reasonably request in communicating the Offer to the record and beneficial holders of Shares.

  SECTION 1.4. COMPOSITION OF THE BOARD OF DIRECTORS; SECTION 14(F). In the event that Purchaser acquires at least a majority of the Shares outstanding on a Fully Diluted Basis (as defined below) pursuant to the Offer, Parent shall be entitled to designate for appointment or election to the Board, upon written notice to the

Company, such number of persons so that the designees of Parent constitute the same percentage (but in no event less than a majority) of the Board (rounded up to the next whole number) as the percentage of Shares acquired pursuant to the Offer. Prior to the purchase of Shares pursuant to the Offer (sometimes referred to herein as the "consummation" of the Offer), the Company will use reasonable best efforts to increase the size of the Board or to obtain the resignation of such number of directors as is necessary to enable such number of Parent designees to be so elected. In connection therewith, the Company will mail to the shareholders of the Company the information required by
Section 14(f) of the Exchange Act and Rule 14f-1 thereunder unless such information has previously been provided to such shareholders in the Schedule 14D-9; provided, however, that Parent and Purchaser provide to the Company in writing, and will be solely responsible for, any information with respect to such companies and their nominees, officers, directors and affiliates required by such Section and Rule. Notwithstanding the provisions of this Section 1.4, the parties hereto shall use their respective reasonable best efforts to ensure that at least three of the members of the Board shall, at all times prior to the Effective Time (as defined in Section 2.2 hereof) be, Continuing Directors (as defined in Section 8.4 hereof). As used in this Agreement, "FULLY DILUTED BASIS" means, as of any date of determination, a basis that includes all outstanding Shares, together with all Shares issuable upon exercise of vested Stock Options (as defined in Section 2.9(a)) and Warrants (as defined in Section 4.2).

                                  ARTICLE II

                                  The Merger

  SECTION 2.1. THE MERGER. Upon the terms and subject to the conditions hereof, and in accordance with the applicable provisions of the Indiana Business Corporation Law ("IBCL"), Purchaser shall be merged (the "MERGER") with and into the Company as soon as practicable following the satisfaction or waiver of the conditions set forth in Article VII hereof or on such other date as the parties hereto may agree (such agreement to require the approval of a majority of the Continuing Directors if at the time there shall be any Continuing Directors). Following the Merger the Company shall continue as the surviving corporation (the "SURVIVING CORPORATION") and the separate corporate existence of Purchaser shall cease.

  SECTION 2.2. EFFECTIVE TIME. The Merger shall become effective by filing with the Secretary of State of Indiana articles of merger in accordance with the relevant provisions of the IBCL (the time the Merger becomes effective being the "EFFECTIVE TIME").

  SECTION 2.3. EFFECTS OF THE MERGER. The Company will continue to be governed by the laws of the State of Indiana, and the separate corporate existence of the Company and all of its rights, privileges, powers and franchises as well of a public as of a private nature, and being subject to all of the restrictions, disabilities and duties as a corporation organized under the IBCL, will continue unaffected by the Merger. The Merger will have the effects specified in the IBCL. As of the Effective Time the Company shall be a wholly-owned Subsidiary of Parent.

  SECTION 2.4. ARTICLES OF INCORPORATION AND BY-LAWS. The Articles of Incorporation and By-laws of Purchaser as in effect at the Effective Time, shall be the Articles of Incorporation and By-laws of the Surviving Corporation until amended in accordance with applicable Law (as defined below). For purposes of this Agreement, "LAW" or "LAWS" means any valid constitutional provision, statute, ordinance or other law (including common law), rule, regulation, decree, injunction, judgment, order, ruling, assessment or writ of any governmental entity, as any of these may be in effect from time to time.

  SECTION 2.5. DIRECTORS. The directors of Purchaser at the Effective Time shall be the initial directors of the Surviving Corporation and will hold office from the Effective Time until their respective successors are duly elected or appointed and qualify in the manner provided in the Articles of Incorporation and By-laws of the Surviving Corporation, or as otherwise provided by Law.

  SECTION 2.6. OFFICERS. The officers of the Company at the Effective Time shall be the initial officers of the Surviving Corporation and will hold office from the Effective Time until their respective successors are duly elected or appointed and qualify in the manner provided in the Articles of Incorporation and By-laws of the Surviving Corporation, or as otherwise provided by Law.

  SECTION 2.7. CONVERSION OF SHARES. At the Effective Time:

  (a) Each Share issued and outstanding immediately prior to the Effective Time (other than Shares held in the treasury of the Company or held by any wholly-owned Subsidiary, and other than Dissenting Shares (as defined in Section 3.1 hereof)) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive $13.00 in cash, or any higher price paid per Share in the Offer (the "MERGER PRICE"), payable to the holder thereof, without interest thereon, upon the surrender of the certificate formerly representing such Share.

  (b) Each Share held in the treasury of the Company or held by any wholly owned Subsidiary of the Company and each Share held by Parent or any wholly-owned Subsidiary of Parent immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and cease to exist; provided, that Shares held beneficially or of record by any plan, program or arrangement sponsored or maintained for the benefit of employees of the Company or any Subsidiaries thereof shall not be deemed to be held by the Company regardless of whether the Company has, directly or indirectly, the power to vote or control the disposition of such Shares.

  SECTION 2.8. CONVERSION OF PURCHASER'S COMMON STOCK. Each share of common stock, no par value, of Purchaser issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchangeable for one share of common stock of the Surviving Corporation.

  SECTION 2.9. STOCK OPTIONS.

  (a) All outstanding options and other rights to acquire Shares ("STOCK OPTIONS") granted to employees under any stock option plan, program or similar arrangement of the Company or any Subsidiaries (each, as amended, an "OPTION PLAN"), whether or not then exercisable, will be cancelled by the Company immediately prior to the earlier of (x) the consummation of the Offer and (y) the Effective Time, and the holders thereof shall be entitled to receive from the Company, for each Share subject to such Stock Option, an amount in cash equal to the difference between the Merger Price and the exercise price per share of such Stock Option, which amount shall be paid at the time the Stock Option is cancelled. All applicable withholding taxes attributable to the payments made hereunder or to distributions contemplated hereby shall be deducted from the amounts payable under this Section 2.9 and all such taxes attributable to the exercise of Stock Options shall be withheld from the proceeds received in respect of the Shares issuable on such exercise.

  (b) Except as provided herein or as otherwise agreed to by the parties and to the extent permitted by the Option Plans, the Option Plans shall terminate as of the Effective Time and the provisions in any other plan providing for the issuance or grant by the Company of any interest in respect of the capital stock of the Company shall be deleted as of the Effective Time.

  SECTION 2.10. SHAREHOLDERS' MEETING. If required by applicable Law in order to consummate the Merger, the Company, acting through its Board, shall, in accordance with applicable Law, its Amended and Restated Articles of Incorporation and its By-laws:

    (a) duly call, give notice of, convene and hold a special meeting of its shareholders as soon as practicable following the consummation of the Offer for the purpose of considering and taking action upon this Agreement (the "SHAREHOLDERS' MEETING");

    (b) subject to its fiduciary duties under applicable Laws as advised as to legal matters by counsel, include in the proxy statement or information statement prepared by the Company for distribution to shareholders of the Company in advance of the Shareholders' Meeting in accordance with Regulation 14A or Regulation 14C promulgated under the Exchange Act (the "PROXY STATEMENT") the recommendation of its Board referred to in Section 1.2 hereof; and

    (c) use its reasonable efforts to (i) obtain and furnish the information required to be included by it in the Proxy Statement and, after consultation with Parent, respond promptly to any comments made by the SEC with respect to the Proxy Statement and any preliminary version thereof and cause the Proxy Statement to be mailed to its shareholders following the consummation of the Offer and (ii) obtain the necessary approvals of this Agreement by its shareholders.

  Parent will provide the Company with the information concerning Parent and Purchaser required to be included in the Proxy Statement and will vote, or cause to be voted, all Shares owned by it or its Subsidiaries in favor of approval and adoption of this Agreement.

  SECTION 2.11. CLOSING. Prior to the filings referred to in Section 2.2, a closing will be held at the offices of O'Melveny & Myers, 555 Thirteenth Street, N.W., Washington, D.C. (or such other place as the parties may agree), for the purpose of confirming all of the foregoing. The closing will take place one business day after the later of (i) the business day immediately following the receipt of approval or adoption of this Agreement by the Company's shareholders and (ii) the business day on which the last of the conditions set forth in Article VII is satisfied or duly waived, or at such other time as the parties may agree.

                                  ARTICLE III

                     Dissenting Shares; Exchange of Shares

  SECTION 3.1. DISSENTING SHARES. Notwithstanding anything in this Agreement to the contrary, Shares which are issued and outstanding immediately prior to the Effective Time and which are held by shareholders who have perfected any dissenters' rights provided under the IBCL, if applicable (the "DISSENTING SHARES"), shall not be converted into or be exchangeable for the right to receive the consideration provided in Section 2.7 of this Agreement, unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to appraisal and payment under the IBCL. If such holder shall have so failed to perfect or shall have effectively withdrawn or lost such right, such holder's Shares shall thereupon be deemed to have been converted into and to have become exchangeable for, at the Effective Time, the right to receive the consideration provided for in Section 2.7(a) of this Agreement, without any interest thereon.

  SECTION 3.2. EXCHANGE OF SHARES.

  (a) Prior to the Effective Time, Parent shall designate a bank or trust company to act as exchange agent in the Merger (the "EXCHANGE AGENT"). Immediately prior to the Effective Time, Parent will take all steps necessary to enable and cause the Company to deposit with the Exchange Agent the funds necessary to make the payments contemplated by Section 2.7 and, if applicable, the Bankruptcy Order (as defined in Section 6.5(b)) on a timely basis.

  (b) Promptly after the Effective Time, the Exchange Agent shall mail to each record holder, as of the Effective Time, of an outstanding certificate or certificates which immediately prior to the Effective Time represented Shares (the "CERTIFICATES") a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Certificates for payment therefor, in each case customary for transactions such as the Merger. Upon surrender to the Exchange Agent of a Certificate, together with such letter of transmittal duly executed, and any other required documents, the holder of such Certificate shall be entitled to receive in exchange therefor the consideration set forth in Section 2.7(a) hereof, and such Certificate shall forthwith be cancelled. No interest will be paid or accrued on the cash payable upon the surrender of the Certificates. If payment is to be made to a Person other than the Person in whose name the Certificate surrendered is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a Person other than the registered holder of the Certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Until surrendered in accordance with the provisions of this Section 3.2, each Certificate (other than Certificates representing Shares held by Parent or any wholly owned Subsidiary of Parent, Shares held in the treasury of the Company or held by any wholly owned Subsidiary of the Company and Dissenting Shares) shall represent for all purposes only the right to receive the consideration set forth in Section 2.7(a) hereof, without any interest thereon.

  (c) After the Effective Time there shall be no transfers on the stock transfer books of the Surviving Corporation of the Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be cancelled and exchanged for the consideration provided in Section 2.7 hereof in accordance with the procedures set forth in this Article III.

                                  ARTICLE IV

                 Representations and Warranties of the Company

  The Company represents, warrants and covenants to and with Parent and Purchaser as follows:

  SECTION 4.1. ORGANIZATION. Except as set forth on Schedule 4.1, each of the Company and its Subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and has the requisite corporate, partnership or other power and authority to own, lease, manage and operate its properties and to carry on its business as now being conducted. Except as set forth on Schedule 4.1, each of the Company and its Subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased, managed or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not in the aggregate have or constitute a Material Adverse Effect (as defined below). The Company has heretofore delivered or made available to Parent accurate and complete copies of the articles or certificate of incorporation and by-laws (or other similar organizational documents in the event of any Person other than a corporation), as currently in effect, of the Company and each of its Subsidiaries. For purposes of this Agreement (except as provided in Article V hereof), the term "MATERIAL ADVERSE EFFECT" shall mean any change, effect or circumstance that has had or could reasonably be expected to have a material adverse effect on (i) the business, results of operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its material obligations under this Agreement. In determining whether any change, effect or circumstance is or constitutes a Material Adverse Effect, effect will be given to any reserves set forth on the financial statements contained in the Company Quarterly Report on Form 10-Q for the quarter ending December 31, 1995 that specifically relates to the change, effect or circumstance in question.

  SECTION 4.2. CAPITALIZATION.

  (a) As of the date hereof, the authorized capital stock of the Company consists of: (i) 48,000,000 Shares and (ii) 2,000,000 shares of preferred stock ("PREFERRED STOCK"). As of the date hereof, (a) 22,539,831 Shares were validly issued and outstanding, fully paid and nonassessable and not subject to preemptive rights, (b) 1,671,750 Shares were reserved for issuance pursuant to outstanding Stock Options (rights to Stock Options exercisable into 230,500 shares have vested as of the date hereof), (c) 700,144 Shares were reserved for issuance pursuant to the warrants set forth on Schedule 4.2(c) (the "WARRANTS"), (d) 262,793 Shares were reserved for issuance pursuant to the Company's Third Amended and Restated Joint Plan of Reorganization, dated January 17, 1992, as amended (the "POR"), (e) 6,000 Shares were reserved for issuance to certain Persons who are investors in the "HEARTHSIDE" joint venture (the "HEARTHSIDE SHARES") and (f) no shares of Preferred Stock were issued and outstanding. Since December 31, 1995, the Company has not issued any additional shares of capital stock other than pursuant to the exercise or conversion of Stock Options and Warrants or pursuant to the POR. Except for the Stock Options and Warrants or pursuant to the POR, Shares issued pursuant thereto and as set forth above in this Section 4.2(a), there are not now, and at the Effective Time there will not be, any shares of capital stock of the Company issued or outstanding or any subscriptions, options, warrants, calls, rights, convertible securities or other agreements or commitments of any character obligating the Company to issue, transfer or sell any of its securities. Immediately prior to the consummation of the Offer, after giving effect to the transactions contemplated by Section 2.9(a), assuming (i) the Bankruptcy Order is obtained,
(ii) the Warrants are fully exercised, (iii) the warrants issued pursuant to an Acquisition Agreement dated as of April 18, 1994 are cancelled and extinguished, and (iv) the rights of Persons to receive the Hearthside Shares are cancelled, 23,239,975 Shares will be issued and outstanding and, except for the Stock Options, there will not be any subscriptions, options, warrants, calls, rights, convertible securities or other agreements or commitments of any character obligating the Company to issue, transfer or sell any of its securities.

  (b) Schedule 4.2(b) sets forth the outstanding shares of capital stock of, or ownership interests in, each Subsidiary of the Company and the registered owners thereof. All of such shares and interests have been validly issued and are fully paid and nonassessable and, with respect to shares and interests owned by the Company and its Subsidiaries, are owned free and clear of all Liens (as defined below) except as set forth on Schedule 4.2(b). Except as set forth on Schedule 4.2(b), there are not now, and at the Effective Time there will not be, any outstanding subscriptions, options, warrants, calls, rights, convertible securities or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of any of the Company's Subsidiaries, or otherwise obligating the Company or any such Subsidiary to issue, transfer or sell any such securities. For purposes of this Agreement, "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind whatsoever in respect of such asset.

  (c) Except as set forth on Schedule 4.2(c), there are no voting trusts or shareholder agreements or agreements providing for the issuance of capital stock to which the Company or any of its Subsidiaries is a party with respect to the voting of the capital stock of the Company or any of its Subsidiaries.

  SECTION 4.3. AUTHORITY RELATIVE TO THIS AGREEMENT. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board and no other corporate proceedings on the part of the Company, including any approval by the shareholders of the Company, are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than with respect to the Merger, the approval and adoption of this Agreement by the holders of the requisite number of the outstanding Shares). This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. The affirmative vote of the holders of two-thirds of the Shares is the only vote of the holders of any class or series of Company capital stock necessary to approve the Merger.

  SECTION 4.4. CONSENTS AND APPROVALS; NO VIOLATIONS. Except for any applicable requirements of the Exchange Act, the Securities Act of 1933, as amended, and all rules and regulations thereunder (the "SECURITIES ACT"), the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), the filing and recordation of articles of merger as required by the IBCL, filing with and approval of the any national securities exchange (including NASDAQ) on which the Shares are listed and traded and the SEC with respect to the delisting and deregistering of the Shares, and such filings and approvals as may be required under the "takeover" or "blue sky" Laws of various states, neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the articles or certificate of incorporation or by-laws of the Company or any of its Subsidiaries, (ii) require on the part of the Company or any of its Subsidiaries any filing with, or the obtaining of any permit, authorization, consent or approval of, any governmental or regulatory authority or any third party, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation, acceleration or payment, or to the creation of a lien or encumbrance) under any of the terms, conditions or provisions of any note, mortgage, indenture, other evidence of indebtedness, guarantee, license, agreement or other contract, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their assets may be bound or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its Subsidiaries or any of their assets, except for such of the foregoing in clauses (ii), (iii) and (iv) above that are set forth on
Schedule 4.4 or which could not in the aggregate have or constitute a Material Adverse Effect.

  SECTION 4.5. ABSENCE OF CERTAIN CHANGES. Except (a) as set forth in Schedule
4.5 or as disclosed to Parent by the Company in a writing which makes express reference to this Section 4.5, (b) as set forth in the Company's Annual Report on Form 10-K for the year ended March 31, 1995 (the "FORM 10-K") or any other document filed prior to the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act, or (c) as contemplated by this Agreement, from December 31, 1995 until the date hereof, neither the Company nor any of its Subsidiaries has (x) taken any of the actions prohibited by Section 6.1 hereof or suffered any events or changes that, in each case, either individually or in the aggregate, would result in or constitute a Material Adverse Effect, (y) conducted its business or operations other than in the ordinary and usual course of business, consistent with past practices or (z) changed any accounting principles used for purposes of financial reporting.

  SECTION 4.6. NO UNDISCLOSED LIABILITIES. Except (a) for liabilities incurred in the ordinary course of business consistent with past practice, (b) transaction expenses incurred in connection with this Agreement,
(c) liabilities which singly or in the aggregate could not reasonably be expected to have a Material Adverse Effect, and (d) as set forth in Schedule 4.6, from December 31, 1995 until the date hereof, neither the Company nor any of its Subsidiaries has incurred any liabilities that would be required to be reflected or reserved against in a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with generally accepted accounting principles as applied in preparing the consolidated balance sheet of the Company and its Subsidiaries as of March 31, 1995 contained in the Form 10-K.

  SECTION 4.7. REPORTS.

  (a) The Company has filed all reports, forms, statements and other documents required to be filed with the SEC pursuant to the Exchange Act from and including June 30, 1993 (collectively, including any financial statements or schedules included or incorporated by reference therein, the "COMPANY SEC DOCUMENTS"). Each of the Company SEC Documents, as of its filing date and at each time thereafter when the information included therein was required to be updated pursuant to the rules and regulations of the SEC, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act. None of the Company SEC Documents, as of their respective filing dates or any date thereafter when the information included therein was required to be updated pursuant to the rules and regulations of the SEC, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets (including the related notes) included in the Company SEC Documents filed prior to or after the date of this Agreement (but prior to the date on which the Offer is consummated, and excluding the Company SEC Documents described in Section 4.8 hereof) fairly presents or will fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof, and the other related statements (including the related notes) included therein fairly present or will fairly present in all material respects the consolidated results of operations and the cash flows of the Company and its Subsidiaries for the respective periods or as of the respective dates set forth therein. Each of the financial statements (including the related notes) included in the Company SEC Documents filed prior to or after the date of this Agreement (but prior to the date on which the Offer is consummated, and excluding the Company SEC Documents described in Section 4.8 hereof) has been prepared or will be prepared in all material respects in accordance with generally accepted accounting principles consistently applied during the periods involved, except
(i) as otherwise noted therein, (ii) to the extent required by changes in generally accepted accounting principles or (iii) in the case of unaudited financial statements, normal year-end audit adjustments.

  (b) The Company has heretofore made available or promptly will make available to Purchaser a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC, to agreements, documents or other instruments which previously had been filed by the Company with the SEC pursuant to the Exchange Act.

  SECTION 4.8. SCHEDULE 14D-9; OFFER DOCUMENTS; PROXY STATEMENT. None of the information (other than information provided in writing by Parent or Purchaser for inclusion therein) included in the Schedule 14D-9, the Proxy Statement or any other document filed or to be filed by or on behalf of the Company with the SEC or any other governmental entity in connection with the transactions contemplated by this Agreement, or supplied by the Company for inclusion in the Offer Documents, including any amendments to any of the foregoing, will be false or misleading with respect to any material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, that the foregoing shall not apply to information supplied by or on behalf of Parent or Purchaser in writing specifically for inclusion or incorporation by reference in any such document. The Schedule 14D-9 and the Proxy Statement, including any amendments thereto, will comply in all material respects with the Exchange Act and the Securities Act.

  SECTION 4.9. NO DEFAULT. Except as set forth in Schedule 4.9 and except for defaults or violations which, in the aggregate, would not have or constitute a Material Adverse Effect, neither the Company nor any of its Subsidiaries is in default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a default or violation) of any term, condition or provision of (i) its charter, by-laws or other governing documents, (ii) any note, mortgage, indenture, other evidence of indebtedness, guarantee, license, agreement or other contract, instrument or contractual obligation to which the Company or any of its Subsidiaries is now a party or by which they or any of their assets may be bound, or (iii) any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its Subsidiaries.

  SECTION 4.10. LITIGATION; COMPLIANCE WITH LAWS.

  (a) Except as set forth in the Company SEC Documents or on Schedule 4.10(a), there are no actions, suits, claims, proceedings or investigations pending or, to the knowledge of the executive officers of the Company, threatened, involving the Company or any of its Subsidiaries or any of their respective assets (or any Person whose liability therefrom may have been retained or assumed by the Company or any of its Subsidiaries either contractually or by operation of Law), by or before any court, governmental or regulatory authority or by any third party which, either individually or in the aggregate, would have or constitute a Material Adverse Effect. None of the Company, any of its Subsidiaries or any of their respective assets is subject to any outstanding order, writ, injunction or decree which individually or in the aggregate, in the future would have or constitute a Material Adverse Effect.

  (b) Except as disclosed by the Company in the Company SEC Documents or
Schedule 4.10(b), the Company and its Subsidiaries are now being and in the past have been operated in substantial compliance with all Laws except for violations which individually or in the aggregate do not and will not have or constitute a Material Adverse Effect.

  (c) Without limiting the foregoing, except for those matters which individually or in the aggregate would not have or constitute a Material Adverse Effect and those matters set forth in Schedule 4.10(c), to the knowledge of the executive officers of the Company, (i) the business of the Company is not being, and has not in the last five years been, conducted in violation of any applicable Environmental Laws (as defined below); (ii) the business of the Company has not made, caused or contributed to any material release of any hazardous or toxic waste, substance or constitute, into the environment, and there are no hazardous wastes or toxic substances in, on, over or under the real property owned, leased, managed or used by the Company on any of its Subsidiaries; and (iii) neither the Company nor any of its Subsidiaries is subject to any compliance agreement or settlement agreement from an alleged violation of any Environmental Laws. For purposes of this Agreement, "ENVIRONMENTAL LAWS" means all applicable Laws relating to pollution or protection of the environment, including the Resource Conservation and Recovery Act, the Clean Air Act, the Federal Water Pollution Control Act, the Toxic Substances Control Act and the Comprehensive Environmental Response, Compensation and Liability Act.

  SECTION 4.11. EMPLOYEE BENEFIT PLANS; ERISA.

  (a) Except for those matters set forth in Schedule 4.11(a) and such of the following as would not have a Material Adverse Effect, (i) each "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and all other employee benefit, bonus, incentive, stock option (or other equity-based), severance, change in control, welfare (including post-retirement medical and life insurance) and fringe benefit plans (whether or not subject to ERISA) maintained or sponsored by the Company or its Subsidiaries or any trade or business, whether or not incorporated, that would be deemed a "single employer" within the meaning of
Section 4001 of ERISA (an "ERISA AFFILIATE"), for the benefit of any employee or former employee of the Company or any of its ERISA Affiliates (the "PLANS") is, and has been, operated in all material respects in accordance with its terms and in substantial compliance (including the making of governmental filings) with all applicable Laws, including ERISA and the applicable provisions of the Internal Revenue Code of 1986, as amended (the "CODE"), (ii) each of the Plans intended to be "qualified" within the meaning of Section 401(a) of the Code has been determined by the Internal Revenue Service (the "IRS") to be so qualified, (iii) no material withdrawal liability with respect to any "multiemployer pension plan" (as defined in Section 3(37) of ERISA) would be incurred by the Company and its ERISA Affiliates if withdrawal from such plan were to occur on the Effective Time, (iv) no "reportable event," as such term is defined in Section 4043(c) of ERISA (for which the 30-day notice requirement to the Pension Benefit Guaranty Corporation ("PBGC") has not been waived), has occurred with respect to any Plan that is subject to Title IV of ERISA, and (v) there are no material pending or, to the knowledge of the executive officers of the Company, threatened claims (other than routine claims for benefits) by, on behalf of or against any of the Plans or any trusts related thereto other than routine benefit claim matters.

  (b) (i) No Plan has incurred an "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived,
(ii) neither the Company nor any ERISA Affiliate has incurred any liability under Title IV of ERISA except for required premium payments to the PBGC, which payments have been made when due, and no events have occurred which are reasonably likely to give rise to any liability of the Company or an ERISA Affiliate under Title IV of ERISA or which could reasonably be anticipated to result in any claims being made against Purchaser by the PBGC, and (iii) neither the Company nor any ERISA Affiliate has incurred any material withdrawal liability (including any contingent or secondary withdrawal liability) within the meaning of Sections 4201 and 4204 of ERISA to any "multiemployer plan" (within the meaning of Section 3(37) of ERISA) which has not been satisfied in full.

  (c) Except as set forth on Schedule 4.11(c), with respect to each Plan that is subject to Title IV of ERISA, (i) the Company has provided to Purchaser copies of the most recent actuarial valuation report prepared for such Plan prior to the date hereof, (ii) the assets and liabilities in respect of the accrued benefits as set forth in the most recent actuarial valuation report prepared by the Plan's actuary fairly present the funded status of such Plan in all material respects, and (iii) since the date of such valuation report there has been no material adverse change in the funded status of any such Plan.

  (d) Neither the Company nor any ERISA Affiliate has failed to make any contribution or payment to any Plan or multiemployer plan which, in either case has resulted or could result in the imposition of a material Lien or the posting of a material bond or other material security under ERISA or the Code.

  (e) Except as otherwise set forth on Schedule 4.11(e) or as expressly provided for in this Agreement, the consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee or officer of the Company or any ERISA Affiliate to severance pay, unemployment compensation or any other payment, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or officer.

  (f) Except as set forth on Schedule 4.11(f), the Company and its Subsidiaries do not have any employment or consulting agreements, written or oral, with any Company Employees (as defined in Section 6.8).

  SECTION 4.12. ASSETS; REAL PROPERTY; INTELLECTUAL PROPERTY; FACILITIES.

  (a) Except as set forth on Schedule 4.12(a), the Company and its Subsidiaries own or have rights to use all assets (other than real property) necessary to permit the Company and its Subsidiaries to conduct their business as it is currently being conducted except where the failure to own or have the right to use such assets would not, individually or in the aggregate, have or constitute a Material Adverse Effect.

  (b) Schedule 4.12(b) identifies all real property owned or leased by the Company or its Subsidiaries. Except as set forth on Schedule 4.12(b), the Company has, either directly or through its Subsidiaries, (i) good, valid and marketable or indefeasible title to, free and clear of any Liens other than Permitted Liens (as defined below), or (ii) rights by lease or other agreement to use, all such real property. The term "PERMITTED LIENS" shall mean
(i) Liens for water, sewage and similar charges and current taxes and assessments not yet due and payable or being contested in good faith, (ii) mechanics', carriers', workers', repairers', materialmen's, warehousemen's and other similar Liens arising or incurred in the ordinary course of business,
(iii) Liens that do not secure debt as would not in the aggregate have a Material Adverse Effect, (iv) Liens arising or resulting from any action taken by Parent or Purchaser, and (v) Liens securing indebtedness described in, or created pursuant to documents filed as exhibits pursuant to, the Company SEC Documents. All real property leases of property (excluding for purposes of this sentence leases with residents of Facilities) under which the Company or any of its Subsidiaries is a lessee or lessor are valid, binding and enforceable in all material respects in accordance with their terms, and there are no existing material defaults thereunder.

  (c) Neither the Company or any of its Subsidiaries now or in the past has used Intellectual Property (as defined below) which conflicts with or infringes upon any proprietary rights of others except where such conflict or infringement would not, individually or in the aggregate, have or constitute a Material Adverse Effect. "INTELLECTUAL PROPERTY" means trademarks, trade names, service marks, service names, mark registrations, logos, assumed names, copyright registrations, patents and all applications therefor and all other similar proprietary rights.

  (d) Schedule 4.12(d) sets forth each residential community, retirement housing community, continuing care community, skilled nursing facility, assisted living facility or other residence or group of residences (each, a "FACILITY") owned, operated, managed or used by the Company or any of its Subsidiaries, whether such Facility is owned, operated, managed or used by the Company or one of its Subsidiaries and, if a Subsidiary, the ownership interest of the Company and its Subsidiaries in such Subsidiary and the nature of any minority ownership interests, if any, in such Subsidiary.

  SECTION 4.13. CERTAIN CONTRACTS AND ARRANGEMENTS. Except as set forth on
Schedule 4.13, during the twelve months immediately prior to the date hereof, no Material Contract (as defined below) to which the Company or any of its Subsidiaries is a party has been cancelled or otherwise terminated and during such time the Company has not been threatened with any such cancellation or termination except, in each case, for cancelled or terminated contracts which, individually or in the aggregate, would not have or constitute a Material Adverse Effect. "Material Contract" mean any agreement, written or oral, to which the Company or one of its Subsidiaries is a party or by which any of their assets are bound that either (i) obligates the Company and its Subsidiaries to pay amounts in excess of $500,000, (ii) is a Facility management or similar agreement, (iii) relates to the provision or procurement of goods or services to or from an affiliate, (iv) involves a material joint venture or partnership arrangement, (v) involves an acquisition or divestiture with a price in excess of $1,000,000 or (vi) relates to the ownership or lease of material real property.

  SECTION 4.14. TAXES. Except as otherwise disclosed on Schedule 4.14 and except for those matters which, either individually or in the aggregate, would not result in a Material Adverse Effect:

    (a) The Company and each of its Subsidiaries have filed (or have had filed on their behalf) or will file or cause to be filed, all Tax Returns (as defined in Section 4.14(i)(3) hereof) required by applicable Law to be filed by any of them prior to the consummation of the Offer, and all such Tax Returns and amendments thereto are or (when filed prior to the consummation of the Offer) will be true, complete and correct in all material respects.

    (b) The Company and each of its Subsidiaries have paid (or have had paid on their behalf) all Taxes (as defined in Section 4.14(i)(2) hereof) due with respect to any period ending prior to or as of the expiration of the Offer), or where payment of Taxes is not yet due, have established (or have had established on their behalf and for their sole benefit and recourse), or will establish or cause to be established before the consummation of the Offer, an adequate accrual in accordance with generally accepted accounting principles for the payment of all such Taxes which have accrued prior to the expiration of the Offer. No claim has been made by any tax authority that the Company or any of its Subsidiaries is or may be subject to the payment of taxes in jurisdiction in which the Company and its Subsidiaries have not filed Tax Returns.

    (c) There are no Liens for any Taxes upon the assets of the Company or any of its Subsidiaries, other than statutory liens for Taxes not yet due and payable and Liens for real estate Taxes being contested in good faith.

    (d) No Audit (as defined in Section 4.14(i)(1)) is pending with respect to any Taxes due from the Company or any of its Subsidiaries. There are no outstanding waivers extending any statute of limitations relating to the payment of Taxes due from the Company or any of its Subsidiaries for any taxable period ending prior to the expiration of the Offer.

    (e) Neither the Company nor any of its Subsidiaries has received any written notice of deficiency, assessment or adjustment from the Internal Revenue Service or any other domestic or foreign governmental tax authority that has not been fully paid or finally settled, and any such deficiency, adjustment or assessment shown on Schedule 4.14 is being contested in good faith through appropriate proceedings and adequate reserves have been established on the Company's financial statements therefor. There are no deficiencies, assessments or adjustments pending, assessed or, to the knowledge of the executive officers of the Company, threatened, with respect to the Company or any of its Subsidiaries for which written notice has not been received.

    (f) Neither the Company nor any of its Subsidiaries is a party to, is bound by, or has any obligation under, a tax sharing or tax allocation agreement or arrangement for the allocation, apportionment, sharing, indemnification or payment of Taxes.

    (g) Neither the Company nor any of its Subsidiaries has filed a consent under Section 341(f) of the Code.

    (h) Except as provided in this Agreement, as disclosed in the Company SEC Documents or as described in Schedule 4.14(h), neither the Company nor any of its Subsidiaries is a party to any agreement, contract, or other arrangement that would result, separately or in the aggregate, in the requirement to pay any "excess parachute payments" within the meaning of
  Section 280G of the Code or any gross-up or additional payment in connection with such an agreement, contract or arrangement.

    (i) For purposes of this Section 4.14, the following capitalized terms have the following meanings:

      (1) "AUDIT" shall mean any audit, assessment or other examination of Taxes or Tax Returns by the IRS or by any other domestic or foreign governmental authority responsible for the administration of any Taxes, proceeding or appeal of such proceeding relating to Taxes.

      (2) "TAXES" shall mean all federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding) including but not limited to income, excise, property, gross receipts, sales, use (or any similar taxes), gains, transfer, franchise, payroll, value-added, withholding, Social Security, business license fees, customs, duties and other taxes, assessments, charges, or other fees imposed by a governmental authority, including any interest, additions to tax or penalties applicable thereto, whether or not contested.

      (3) "TAX RETURNS" shall mean all Federal, state, local and foreign tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax Return relating to Taxes.

  SECTION 4.15. LABOR MATTERS. Except as set forth on Schedule 4.15, neither the Company nor any of its Subsidiaries has, since July 1, 1993, (i) been subject to, or threatened with, any material strike, lockout or other labor dispute or engaged in any unfair labor practice, the result of which had or constituted, or could reasonably be expected to have or constitute, a Material Adverse Effect, or (ii) received notice of any pending petition for certification before the National Labor Relations Board with respect to any material group of Company Employees who are not currently organized.

  SECTION 4.16. LICENSES AND PERMITS. Each of the Company and its Subsidiaries holds all licenses, permits, certificates of authority or franchises (collectively, "Permits") that are required by any governmental entity to permit each of them to conduct their respective businesses as now conducted, and all such Permits are valid and in full force and effect and will remain so upon consummation of the transactions contemplated by this Agreement, except where the failure to hold any such Permits or the failure to keep such Permits in effect could not, individually or in the aggregate, have or constitute a Material Adverse Effect. To the knowledge of the executive officers of the Company, no suspension, cancellation or termination of any of such Permits is threatened or imminent that could be or constitute a Material Adverse Effect.

  SECTION 4.17. BROKERS. Except as set forth on Schedule 4.17, no broker, finder, investment banker or other intermediary is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf the Company or any of its Subsidiaries.

                                   ARTICLE V

            Representations and Warranties of Parent and Purchaser

  Parent and Purchaser represent, warrant and covenant to and with the Company as follows:

  SECTION 5.1. ORGANIZATION. Each of Parent and Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the state of its incorporation and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not, in the aggregate, have a Material Adverse Effect (as defined below) on Parent or Purchaser. When used in connection with Parent or Purchaser, the term "MATERIAL ADVERSE EFFECT" means any change, effect or circumstance that could reasonably be expected to have a material adverse effect on the business, results of operations, financial condition or prospects of Parent and its Subsidiaries taken as a whole, or (ii) the ability of Parent or Purchaser to perform their material obligations under this Agreement. Parent beneficially owns, directly or indirectly, all of the outstanding capital stock of Purchaser.

  SECTION 5.2. AUTHORITY RELATIVE TO THIS AGREEMENT. Each of Parent and Purchaser has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Boards of Directors of Purchaser and Parent and no other corporate or other proceedings on the part of Parent, Purchaser or any of their affiliates are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by each of Parent and Purchaser and constitutes the valid and binding agreement of each of Parent and Purchaser, enforceable against each of Parent and Purchaser in accordance with its terms.

  SECTION 5.3. CONSENTS AND APPROVALS; NO VIOLATIONS. Except for applicable requirements of the Securities Act, the Exchange Act, the HSR Act, the filing and recordation of articles of merger as required by the IBCL, and any such filings and approvals as may be required under the "takeover" or "blue sky" Laws of various states and as contemplated by this Agreement, neither the execution and delivery of this Agreement by Parent or Purchaser nor the consummation by Parent or Purchaser of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the charter or by-laws of Parent or Purchaser, (ii) require on the part of Parent or Purchaser any filing with, or the obtaining of any permit, authorization, consent or approval of, any governmental or regulatory authority or any third party, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation, acceleration or payment, or to the creation of a lien or encumbrance) under any of the terms, conditions or provisions of any note, mortgage, indenture, other evidence of indebtedness, guarantee, license, agreement or other contract, instrument or contractual obligation to which Parent, Purchaser or any of their respective Subsidiaries is a party or by which any of them or any of their assets may be bound, or
(iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent, Purchaser, any of their Subsidiaries or any of their assets, except for such of the foregoing in clauses (ii), (iii) and (iv) above that are set forth on Schedule 5.3 or which would not in the aggregate have or constitute a Material Adverse Effect.

  SECTION 5.4. OFFER DOCUMENTS; PROXY STATEMENT; SCHEDULE 14D-9. Neither the Offer Documents nor any other document filed or to be filed by or on behalf of Parent or Purchaser with the SEC or any other governmental entity in connection with the transactions contemplated by this Agreement contained when filed or will, at the respective times filed with the SEC or other governmental entity, or at any time thereafter when the information included therein is required to be updated pursuant to applicable law, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, that the foregoing shall not apply to information supplied by or on behalf of the Company specifically for inclusion or incorporation by reference in any such document. The Offer Documents will comply as to form in all material respects with the provisions of the Exchange Act. None of the information supplied by Parent or Purchaser in writing for inclusion in the Proxy Statement or the Schedule 14D-9 will, at the respective times that the Proxy Statement and the Schedule 14D-9 or any amendments or supplements thereto are filed with the SEC and are first published or sent or given to holders of Shares, and in the case of the Proxy Statement, at the time that it or any amendment or supplement thereto is mailed to the Company's shareholders, at the time of the Shareholders' Meeting or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

  SECTION 5.5. FINANCING. Prior to the expiration of the Offer, Purchaser will have all funds necessary for the purchase of the Shares pursuant to the Offer. Prior to the Effective Time, Purchaser will have all funds necessary to consummate the Merger and to consummate all other transactions contemplated hereunder to be consummated by it, Parent or the Company.

  SECTION 5.6. BROKERS. No broker, finder, investment banker or other intermediary is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of Parent or Purchaser.

                                  ARTICLE VI

                                   Covenants

  SECTION 6.1. CONDUCT OF BUSINESS OF THE COMPANY. Except as contemplated by this Agreement or as set forth on Schedule 6.1, during the period from the date of this Agreement to the consummation of the Offer and, if Parent has made a request therefor pursuant to Section 1.4 hereof, until its Designated Directors (as defined in Section 8.4 hereof) shall constitute in their entirety a majority of the Board, the Company and its Subsidiaries will each conduct its operations according to its ordinary course of business, consistent with past practice, and will use all reasonable efforts to (i) preserve intact its business organization, (ii) maintain its material rights and franchises, (iii) keep available the services of its officers and key employees, and (iv) keep in full force and effect insurance comparable in amount and scope of coverage to that maintained as of the date hereof (collectively, the "ORDINARY COURSE OBLIGATIONS"). Without limiting the generality of and in addition to the foregoing, and except as set forth on
Schedule 6.1 or otherwise contemplated by this Agreement, prior to the time specified in the preceding sentence, neither the Company nor any of its Subsidiaries will, without the prior written consent of Parent:

    (a) amend its charter, by-laws or other governing documents;

    (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities (except by the Company in connection with Stock Options, Warrants and the POR) or amend any of the terms of any such securities outstanding on the date hereof;

    (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock or redeem or otherwise acquire any of its securities or any securities of its Subsidiaries;

    (d) (i) pledge or otherwise encumber shares of capital stock of the Company or any of its Subsidiaries; (ii) incur, assume or prepay any long-term debt; (iii) except in the ordinary course of business consistent with past practices, (A) incur, assume or prepay any obligations with respect to letters of credit or any short-term debt, (B) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for any material obligations of any other Person except wholly owned Subsidiaries of the Company, (C) make any material loans, advances or capital contributions to, or investments in, any other Person; (iv) change the practices of the Company and its Subsidiaries with respect to the timing of payments or collections; or (v) mortgage or pledge any assets or create or permit to exist any Lien thereupon other than a Permitted Lien;

    (e) except (i) for arrangements entered into in the ordinary course of business consistent with past practices, (ii) as required by Law or (iii) as otherwise contemplated hereby, enter into, adopt or amend any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, pension, retirement, deferred compensation, employment, severance or other employee benefit agreements, trusts, plans, funds or other arrangements of or for the benefit or welfare of any Company Employee (or any other person for whom the Company or its Subsidiaries will have any liability), or (except for normal increases in the ordinary course of business that are consistent with past practices) increase in any manner the compensation or fringe benefits of any Company Employee (or any other person for whom the Company or its Subsidiaries will have any liability) or pay any benefit not required by any existing plan and arrangement (including the granting of stock options, stock appreciation rights, shares of restricted stock or performance units) or enter into any contract, agreement, commitment or arrangement to do any of the foregoing;

    (f) (i) transfer, sell, lease, license or dispose of any lines of business, Subsidiaries, divisions, operating units or Facilities (other than Facilities that have been closed or are currently proposed to be closed) outside the ordinary course of business, (ii) enter into any material joint venture agreements, acquisition agreements or partnership agreements or (iii) enter into any other material agreement, commitment or transaction outside the ordinary course of business;

    (g) acquire or agree to acquire, by merging or consolidating with, by purchasing an equity interest in or a portion of the assets of, or by any other manner, (i) any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets of any other Person, in each case where such action would be material to the Company and its

  Subsidiaries taken as a whole or (ii) any Facility or site upon which the Company intends to locate any Facility;

    (h) except as may be required by Law, take any action to terminate or materially amend any of its pension plans or retiree medical plans;

    (i) modify, amend, terminate or waive any rights under any Material Contract except in the ordinary course of business consistent with past practice; provided, that the provisions of this Section 6.1(i) shall not apply to any arrangement, agreement or contract proposal previously submitted by the Company or a Subsidiary thereof which proposal, upon acceptance thereof, cannot be revised or withdrawn;

    (j) effect any change in any of its methods of accounting in effect as of December 31, 1995, except as may be required by Law or generally accepted accounting principles;

    (k) enter into any material arrangement, agreement or contract that, individually or in the aggregate with other material arrangements, agreements and contracts entered into after the date hereof, would have or constitute a Material Adverse Effect after the date hereof; and

    (l) enter into a legally binding commitment with respect to, or any agreement to take, any of the foregoing actions;

  provided, that with respect to Forum Retirement Partners, L.P. ("FRP") and Forum Retirement, Inc., FRP's general partner ("FRI"), the Company shall be obligated only to use its reasonable efforts to cause FRP to comply with the provisions of this Section 6.1 (subject to the fiduciary duties of FRI, if then applicable).

  SECTION 6.2. ACQUISITION PROPOSALS.

  (a) The Company shall, and shall cause its officers, directors, employees, representatives and agents to, immediately cease any existing discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal (as defined in Section 6.2(b) hereof). The Company and its Subsidiaries will not, and will cause their respective officers, directors, employees and investment bankers, attorneys, accountants or other agents retained by the Company or any of its Subsidiaries not to, (i) solicit, directly or through an intermediary, any inquiries with respect to, or the making of, any Acquisition Proposal, or (ii) except as permitted below, engage in negotiations or discussions with, or furnish any confidential information relating to the Company or its Subsidiaries to, any Third Party (as defined in Section 6.2(b)) relating to an Acquisition Proposal (other than the transactions contemplated hereby). Notwithstanding anything to the contrary contained in this Section 6.2, the Company (and any Person referred to above) may furnish information to, and participate in discussions or negotiations with, any Third Party which submits an unsolicited written Acquisition Proposal to the Company if the Board by a majority vote determines, based as to legal matters upon the advice of legal counsel, that furnishing such information or participating in such discussions or negotiations is required by applicable law (including fiduciary principles thereof); provided, that nothing herein shall prevent the Board from taking, and disclosing to the Company's shareholders, a position contemplated by Rules 14D-9 and 14e-2 promulgated under the Exchange Act with regard to any tender offer; and provided further, that the Company shall not enter into a written agreement providing for a Third Party Transaction (as defined in Section 6.2(b)) except concurrently with or after the termination of this Agreement (except with respect to confidentiality agreements to the extent expressly provided below). The Company shall promptly provide Parent with a reasonable description of any Acquisition Proposal received (including a summary of all material terms of such Acquisition Proposal and, unless it is prohibited from disclosing the same, the identity of the Person making such Acquisition Proposal). The Company shall promptly inform Parent of the status and content of any discussions regarding any Acquisition Proposal with a Third Party. In no event shall the Company provide material, non-public information to any Third Party making an Acquisition Proposal unless such party enters into a confidentiality or similar agreement containing provisions believed by the Company to reasonably protect the confidentiality of such information. Promptly after entering into any confidentiality or similar agreement with any Person on or after February 6, 1996, the Company shall notify Parent of such event and identify the Person with whom the agreement was executed.

  (b) For purposes of this Agreement, the term "ACQUISITION PROPOSAL" shall mean any proposal, whether in writing or otherwise, made by a Third Party to enter into a Third Party Transaction. "THIRD PARTY TRANSACTION" means the acquisition of beneficial ownership of all or a material portion of the assets of, or a majority equity interest in, the Company pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, sale of assets, tender offer or exchange offer or other business acquisition or combination transaction involving the Company and its Subsidiaries, including any single or multi-step transaction or series of related transactions which is structured to permit such Third Party to acquire beneficial ownership of any material portion of the assets of, or a majority of the equity interest in, the Company (other than the transactions contemplated by this Agreement). "THIRD PARTY" means any Person other than Parent, Purchaser or any affiliate thereof.

  (c) Notwithstanding any provision to the contrary herein, none of the Company, its Subsidiaries and their respective officers, directors, employees, representatives, investment bankers, attorneys, accountants or other agents shall engage in negotiations or discussions with, or furnish any information to, either (x) any Person (each such Person, together with its affiliates, a "PRE-FEBRUARY 6 PARTY") (i) with whom the Company or any representatives or agents entered into a confidentiality agreement, (ii) with whom the Company or any of its representatives or agents have held substantive discussions regarding a Third Party Transaction or (iii) to whom the Company or its representatives or agents furnished non-public information, in any such case prior to February 6, 1996, or (y) any Person who first expressed an interest in making an Acquisition Proposal or first requested confidential information regarding the Company and its Subsidiaries after the twentieth business day after the Offer was actually commenced. With respect to Persons (other than Pre-February 6 Parties) who first expressed interest in making an Acquisition Proposal or first requested confidential information regarding the Company and its Subsidiaries prior to the twentieth business day after the Offer was actually commenced, none of the Company, its Subsidiaries and their respective officers, directors, employees, representatives, investment bankers, attorneys, accountants or other agents shall engage in negotiations or discussions with, or furnish any information to, such Persons after the twentieth business day after the Offer was actually commenced. The Company has previously provided to Parent a complete and accurate list of all Pre-February 6 Parties.

  SECTION 6.3. ACCESS TO INFORMATION.

  (a) Between the date of this Agreement and the Effective Time, upon reasonable notice and at reasonable times, and subject to any access, disclosure, copying or other limitations imposed by applicable Law or any of the Company's or its Subsidiaries' contracts, the Company will give Parent and its authorized representatives reasonable access to all Facilities, offices and other properties and assets and to all books and records of it and its Subsidiaries, and will permit Parent to make such inspections as it may reasonably require, and will cause its officers and those of its Subsidiaries to furnish Parent with (i) such financial and operating data and other information with respect to the Company and its Subsidiaries as Parent may from time to time reasonably request, or (ii) any other financial and operating data which materially affects the Company and its Subsidiaries. Parent and its authorized representatives will conduct all such inspections in a manner which will minimize any disruptions of the business and operations of the Company and its Subsidiaries.

  (b) Parent, Purchaser and the Company agree that the provisions of the Confidentiality Agreement dated December 22, 1995 and the related undertaking (collectively, the "CONFIDENTIALITY AGREEMENT") by and between Parent and the Company shall remain binding and in full force and effect and that the terms of the Confidentiality Agreement are incorporated herein by reference; provided that nothing in such undertaking shall prohibit Parent and Purchaser from consummating the transactions contemplated by this Agreement and the Offer.

  SECTION 6.4. REASONABLE EFFORTS. Subject to the terms and conditions of this Agreement and without limitation to the provisions of Section 6.6 hereof, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws and regulations to consummate and make effective the transactions contemplated by this Agreement (including (i) cooperating in the preparation and filing of the Offer Documents, the Schedule 14D-9, the Proxy Statement and any amendments to any thereof;
(ii) cooperating in making available information and personnel in connection with presentations, whether in writing or otherwise, to prospective lenders to Parent and Purchaser that may be asked to provide financing for the transactions contemplated by this Agreement; (iii) taking of all action reasonably necessary, proper or advisable to secure any necessary consents or waivers under existing debt obligations of the Company and its Subsidiaries or amend the notes, indentures or agreements relating thereto to the extent required by such notes, indentures or agreements or redeem or repurchase such debt obligations; (iv) contesting any pending legal proceeding relating to the Offer or the Merger; and (v) executing any additional instruments necessary to consummate the transactions contemplated hereby). In case at any time after the Effective Time any further action is necessary to carry out the purposes of this Agreement, the proper officers and directors of each party hereto shall use all reasonable efforts to take all such necessary action.

  SECTION 6.5. CONSENTS AND CERTAIN ARRANGEMENTS.

  (a) Each of the Company, Parent and Purchaser shall cooperate and use their respective reasonable efforts to make all filings and obtain all consents and approvals of governmental authorities and other third parties necessary to consummate the transactions contemplated by this Agreement. Each of the parties hereto will furnish to the other party such necessary information and reasonable assistance as such other Persons may reasonably request in connection with the foregoing.

  (b) As soon as practicable after the date hereof, Parent, Purchaser and the Company will cause a motion to be filed with the United States Bankruptcy Court for the Southern District of Indiana, Indianapolis Division (the "BANKRUPTCY COURT"), requesting, and thereafter use their reasonable efforts to obtain, the issuance of an order relating to the POR substantially to the effect set forth on Schedule 6.5 (the "BANKRUPTCY ORDER"). Immediately after receipt of the Bankruptcy Order, the Company will cancel all Shares reserved for issuance under the POR.

  (c) The Company will, upon the specific request of Purchaser, use reasonable efforts to (i) exempt the Company, the Offer and the Merger from the requirements of any state takeover Law by action of its Board and (ii) assist in any challenge by Purchaser to the validity or applicability to the Offer or the Merger of any state takeover Law.

  SECTION 6.6. ANTITRUST FILINGS.

  (a) In addition to and without limiting the agreements of Parent and Purchaser contained in Section 6.5 hereof, Parent, Purchaser and the Company will (i) take promptly all actions necessary to make the filings required of Parent, Purchaser or any of their affiliates under the applicable Antitrust Laws, (ii) comply at the earliest practicable date with any request for additional information or documentary material received by Parent, Purchaser or any of their affiliates from the Federal Trade Commission or the Antitrust Division of the Department of Justice pursuant to the Antitrust Laws, and
(iii) cooperate with the Company in connection with any filing of the Company under applicable Antitrust Laws and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by this Agreement or the Ancillary Agreements commenced by any of the Federal Trade Commission, the Antitrust Division of the Department of Justice or any state attorney general.

  (b) In furtherance and not in limitation of the covenants of Parent and Purchaser contained in Section 6.5 and Section 6.6(a) hereof, Parent, Purchaser and the Company shall each use all reasonable efforts to resolve such objections, if any, as may be asserted with respect to the Offer or the Merger under any Antitrust Law. If any administrative, judicial or legislative action or proceeding is instituted (or threatened to be instituted) challenging the Offer or the Merger as violative of any Antitrust Law, Parent, Purchaser and the Company shall each cooperate and use reasonable efforts to contest and resist any such action or proceeding, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) (any such decree, judgment, injunction or other order is hereafter referred to as an "ORDER") that is in effect and that restricts, prevents or prohibits consummation of the Offer or the Merger, including by pursuing all reasonable avenues of administrative and judicial appeal. The entry by a court of an

Order permitting the Offer or the Merger, but requiring that any of the businesses, product lines or assets of the Company be held separate thereafter, or an offer of settlement substantially to the foregoing effect in any actual or threatened action, suit or proceeding, will not be deemed a failure of the Condition specified in clause (i)(A) of Exhibit A, so long as such action is, in the good faith judgment of Parent, unlikely to have a material impact on the benefits Parent anticipates from the transactions contemplated by this Agreement.

  (c) Each of the Company, Parent and Purchaser shall promptly inform the other party of any material communication received by such party from the Federal Trade Commission, the Antitrust Division of the Department of Justice, the SEC or any other governmental or regulatory authority regarding any of the transactions contemplated hereby. Parent and/or Purchaser will promptly advise the Company with respect to any understanding, undertaking or agreement (whether oral or written) which it proposes to make or enter into with any of the foregoing parties with regard to any of the transactions contemplated hereby.

  (d) "ANTITRUST LAW" means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other federal and state statutes, rules, regulations, orders, decrees, administrative and judicial doctrines, and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

  SECTION 6.7. PUBLIC ANNOUNCEMENTS. Parent, Purchaser and the Company will consult with each other before issuing any press release or otherwise making any public statements with respect to the Offer, or the Merger and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by Law or by obligations pursuant to any listing agreement with any securities exchange or the NASDAQ.

  SECTION 6.8. EMPLOYEE BENEFITS; EMPLOYEES.

  (a) Until December 31, 1996, Parent agrees to cause the Surviving Corporation to continue in all material respects the (i) employee benefit plans (including all employee benefit plans within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended), practices and policies which provide employee benefits to employees of the Company or any of its Subsidiaries ("COMPANY EMPLOYEES") and (ii) compensation arrangements, programs and plans providing employee or executive compensation or benefits, to Company Employees; provided that no individual plan or plans must be maintained by the Surviving Corporation so long as, in the aggregate, a substantially equivalent level of compensation or benefits is maintained.

  (b) Parent agrees that the Company will honor and, on and after the Effective Time, Parent will cause the Surviving Corporation to honor, without offset, deduction, counterclaims, interruptions or deferment (other than withholdings under applicable Law), all employment, severance, termination, consulting and retirement agreements to which the Company or any of its Subsidiaries is presently a party ("BENEFIT AGREEMENTS"), subject in all respects to the right of the Company to amend or otherwise modify the terms and provisions of any such Benefit Agreements in accordance with the terms thereof. All of the Benefit Agreements providing for payments in excess of $100,000 are identified in reports made available to the Purchaser pursuant to
Section 4.11 or on Schedule 6.8(b).

  (c) The parties will take the actions with respect to severance and other employment-related matters set forth on Schedule 6.8(c).

  SECTION 6.9. PRE-CLOSING CONSULTATION. Following the date hereof and prior to the Effective Time, the Company shall designate a senior officer of the Company (the "COMPANY REPRESENTATIVE") to consult with an officer of Parent designated by Parent (the "PARENT REPRESENTATIVE") with respect to major business decisions to be made concerning the operation of the Company and its Subsidiaries. Such consultation shall be made on as frequent a basis as may be reasonably requested by Parent. The parties hereto acknowledge and agree that the agreements set forth in this Section 6.9 shall be subject to any restrictions or limitations required under applicable Law.

  SECTION 6.10. INDEMNIFICATION. For six years after the Effective Time, Parent will cause the Surviving Corporation to indemnify, defend and hold harmless the present and former officers, directors, employees, agents and representatives of the Company and its Subsidiaries (including financial and legal advisors to the Company in respect of this Agreement and the transactions contemplated hereby), and each Person that is an affiliate of the foregoing and has or may have liability in respect of any of the foregoing under respondeat superior, agency, controlling person or any other theory of liability for actions or failure to take action by another such Person (the foregoing persons and entities, collectively, "INDEMNIFIED PARTIES"), against all losses, claims, damages or liabilities arising out of (i) any action, suit or proceeding based in whole or in part on this Agreement or the transactions contemplated hereby and (ii) without limiting the generality or effect of the foregoing, any actions or omissions occurring on or prior to the Effective Time to the full extent permitted or required under Indiana law, the Articles of Incorporation and By-Laws of the Company in effect at the date hereof and under all agreements to which the Company is a party as of the date hereof set forth in Schedule 6.10, including provisions relating to advances of expenses incurred in the defense of any action or suit (including attorneys' fees of counsel selected by the Indemnified Party); provided that (x) no Indemnified Party shall be entitled to indemnification under this Section 6.10 for acts or omissions that constitute gross negligence, bad faith or willful misconduct, and (y) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under Indiana law, the Articles of Incorporation or By-Laws of the Company or under this Section 6.10 will be made by independent counsel selected by the Indemnified Party and reasonably satisfactory to the Surviving Corporation. Notwithstanding the foregoing, nothing in this Agreement will diminish or impair the rights of any Indemnified Party under the Articles of Incorporation or By-Laws of the Company or any agreement set forth on Schedule 6.10. The Surviving Corporation will maintain the Company's existing officers' and directors' liability insurance ("D&O INSURANCE") in full force and effect without reduction of coverage for a period of three years after the Effective Time; provided that the Surviving Corporation will not be required to pay an annual premium therefor in excess of 150% of the last annual premium paid prior to the date hereof (the "CURRENT PREMIUM"); and, provided, further, that if the existing D&O Insurance expires, is terminated or cancelled during the 3-year period, the Surviving Corporation will use reasonable efforts to obtain as much D&O Insurance as can be obtained for the remainder of such period for a premium on an annualized basis not in excess of 150% of the Current Premium.

                                  ARTICLE VII

                   Conditions to Consummation of the Merger

  SECTION 7.1. CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligation of each party to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

    (a) This Agreement shall have been adopted by the affirmative vote of the shareholders of the Company by the requisite vote in accordance with applicable Law, if required by applicable Law;

    (b) No statute, rule, regulation, Order, decree, ruling or injunction shall have been enacted, entered, promulgated, enforced or deemed applicable by any court or governmental authority which prohibits the consummation of the Merger;

    (c) Any waiting period applicable to the Merger under the HSR Act shall have terminated or expired; and

    (d) The Offer shall not have been terminated or expired in accordance with its terms and the terms of this Agreement prior to the purchase of any Shares.

  SECTION 7.2. CONDITIONS TO THE OBLIGATION OF THE COMPANY TO EFFECT THE MERGER. The obligation of the Company to effect the Merger is further subject to the satisfaction at or prior to the Effective Time of the following conditions:

    (a) The representations and warranties of Parent and Purchaser contained in this Agreement shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such time; and

    (b) Each of Parent and Purchaser shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms hereof.

Parent and Purchaser will furnish the Company with such certificates and other documents to evidence the fulfillment of the conditions set forth in this
Section 7.2 as the Company may reasonably request.

  SECTION 7.3. CONDITIONS TO OBLIGATIONS OF PARENT AND PURCHASER TO EFFECT THE MERGER. The obligations of Parent and Purchaser to effect the Merger are further subject to the satisfaction at or prior to the Effective Time of the following conditions:

    (a) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects at and as of the Effective Time as if made at and as such time; and

    (b) The Company shall have performed in all material respects each of its obligations under this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms hereof.

The Company will furnish Parent and Purchaser with such certificates and other documents to evidence the fulfillment of the conditions set forth in this
Section 7.3 as Parent or Purchaser may reasonably request.

  SECTION 7.4. EXCEPTION. The conditions set forth in Sections 7.2 and 7.3 hereof shall cease to be conditions to the obligations of any of the parties hereto if Purchaser shall have accepted for payment and paid for Shares validly tendered pursuant to the Offer or if Purchaser fails to accept for payment any Shares pursuant to the Offer in violation of the terms thereof.

                                 ARTICLE VIII

                        Termination; Amendment; Waiver

  SECTION 8.1. TERMINATION. This Agreement may be terminated and the Offer and the Merger may be abandoned at any time (notwithstanding approval of the Merger by the shareholders of the Company) prior to the Effective Time:

    (a) by mutual written consent of Parent, Purchaser and the Company;

    (b) by Parent, Purchaser or the Company if any court of competent jurisdiction in the United States or other United States governmental body shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the consummation of the Offer or the Merger and such order, decree, ruling or other action is or shall have become nonappealable;

    (c) by Parent and Purchaser if due to an occurrence or circumstance which would result in a failure to satisfy any of the Conditions, but subject to the terms of this Agreement, Purchaser shall have (i) failed to commence the Offer within the time required by Regulation 14D under the Exchange Act, (ii) terminated the Offer or (iii) failed to pay for Shares pursuant to the Offer on or prior to July 15, 1996;

    (d) by the Company if (i) there shall not have been a material breach of any representation, warranty, covenant or agreement on the part of the Company and Purchaser shall have (A) failed to commence the Offer within the time required by Regulation 14D under the Exchange Act, (B) terminated the Offer or (C) failed to pay for Shares pursuant to the Offer on or prior to July 15, 1996 or (ii) prior to the twentieth business day after the Offer was actually commenced, a Third Party other than a Pre-February 6 Party shall have made an offer that the Board determines, based as to legal matters on the advice of legal counsel, it is required to accept by applicable law (including fiduciary principles thereof), provided, that such termination under this clause (ii) shall not be effective until payment of the fee required by Section 8.3(a) hereof and the fees and expenses of Section 8.3(b) hereof;

    (e) by Parent or Purchaser prior to the purchase of Shares pursuant to the Offer, if (i) there shall have been a breach of any representation or warranty on the part of the Company under this Agreement having a Material Adverse Effect, (ii) there shall have been a breach of any covenant or agreement on the part of the Company under this Agreement resulting in a Material Adverse Effect or materially adversely affecting the consummation of the Offer, which shall not have been cured prior to 20 days following notice of such breach, (iii) the Board (A) shall have withdrawn its approval or recommendation of the Offer, the Merger or this Agreement, (B) shall have modified (including by amendment of Schedule 14D-9) in a manner adverse to Purchaser its approval or recommendation of the Offer, the Merger or this Agreement, (C) shall have recommended to the Company's shareholders another offer, or (D) shall have adopted any resolution to effect any of the foregoing; provided that a change in the reasons for any such recommendation will not be deemed to be adverse to Purchaser so long as the Board continues to recommend that shareholders tender their Shares pursuant to the Offer; or (iv) there shall not have been validly tendered and not withdrawn prior to the expiration of the Offer at least two-thirds of the Shares, determined on a Fully Diluted Basis, and on or prior to such date a Person or group (other than Parent or Purchaser) shall have made and not withdrawn a proposal with respect to a Third Party Transaction;

    (f) by the Company if (i) there shall have been a breach of any representation or warranty in this Agreement on the part of Parent or Purchaser which materially adversely affects the consummation of the Offer or (ii) there shall have been a material breach of any covenant or agreement in this Agreement on the part of Parent or Purchaser which materially adversely affects the consummation of the Offer which shall not have been cured prior to 20 days following notice of such breach; or

    (g) by Parent, Purchaser or the Company if the consummation of the Offer shall not have occurred on or prior to July 15, 1996.

  SECTION 8.2. EFFECT OF TERMINATION. In the event of the termination and abandonment of this Agreement pursuant to and in conformity with Section 8.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its affiliates, directors, officers or shareholders, other than the provisions of this Section 8.2 and Sections 6.3(b), 8.3, 9.3 and 9.10 hereof. Nothing contained in this Section
8.2 shall relieve any party from liability for any breach of this Agreement. For a period of one year from any termination of this Agreement, (i) the Company and its Subsidiaries will not solicit for hire any of the employees of Purchaser or its Subsidiaries with whom the Company and its Subsidiaries and their representatives and agents have had contact during the investigation and negotiation of this Agreement or otherwise prior to the termination of this Agreement and (ii) Parent and its Subsidiaries will not solicit for hire any of the employees of the Company or its Subsidiaries with whom the Parent and its Subsidiaries and their representatives and agents have had contact during the investigation and negotiation of this Agreement or otherwise prior to the termination of this Agreement.

  SECTION 8.3. FEES AND EXPENSES.

  (a) If:

    (i) Parent or Purchaser terminates this Agreement pursuant to Section 8.1(e)(ii) or 8.1(e)(iv) hereof and within 12 months thereafter the Company consummates a transaction constituting a Third Party Transaction involving any Person (or any affiliate thereof) (A) with whom the Company or its representatives or agents have had substantive discussions regarding a Third Party Transaction, (B) to whom the Company or its representatives or agents furnished non-public information with a view to a Third Party Transaction or (C) who submitted a proposal or expressed an interest in a Third Party Transaction, in the case of each of clauses (A), (B) and (C) after the date hereof and prior to such termination; provided, that a sale of assets by the Company shall constitute a Third Party Transaction for purposes of this Section 8.3(a)(i) only if a majority of the assets of the Company are involved;

    (ii) Parent or Purchaser terminates this Agreement pursuant to Section 8.1(e)(iii) hereof; or

    (iii) the Company terminates this Agreement pursuant to Section 8.1(d)(ii) hereof;

then, in each case, the Company shall pay to Parent, within one business day following the execution and delivery of such agreement or such occurrence, as the case may be, a fee, in cash, of $14 million; provided, that the Company in no event shall be obligated to pay more than one such $14 million fee with respect to all such agreements and occurrences and such termination.

  (b) If Parent is entitled to receive the $14 million fee under Section 8.3(a) hereof, then the Company shall reimburse Parent, Purchaser and their affiliates (not later than one business day after submission of statements therefor) for up to $1 million of actual documented out-of-pocket fees and expenses actually incurred by any of them or on their behalf in connection with the Offer and the proposed Merger (including fees payable to consultants, outside contractors, counsel to any of the foregoing and accountants), whether incurred prior to or after the date hereof. The Company shall in any event pay the amount requested within one business day of such request, subject to the Company's right to demand a return of any portion as to which invoices are not received in due course.

  (c) Except as specifically provided in this Section 8.3 each party shall bear its own respective expenses incurred in connection with this Agreement, the Offer and the Merger, including the preparation, execution and performance of this Agreement and the transactions contemplated hereby and thereby, and all fees and expenses of investment bankers, finders, brokers, agents, representatives, counsel and accountants.

  SECTION 8.4. AMENDMENT. This Agreement may be amended by action taken by the Company, Parent and Purchaser at any time before or after adoption of the Merger by the shareholders of the Company, if any; provided that (a) in the event that any persons designated by Parent pursuant to Section 1.4 hereof (such directors are hereinafter referred to as the "DESIGNATED DIRECTORS") constitute in their entirety a majority of the Company's Board, no amendment shall be made which decreases the cash price per Share or which adversely affects the rights of the Company's shareholders hereunder without the approval of a majority of the Continuing Directors (as hereafter defined) if at the time there shall be any Continuing Directors and (b) after the date of adoption of the Merger Agreement by the shareholders of the Company (if shareholder approval of the Merger is required by applicable Law), no amendment shall be made which decreases the cash price per Share or which adversely affects the rights of the Company's shareholders hereunder without the approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties. For purposes hereof, the term "CONTINUING DIRECTOR" shall mean (a) any member of the Board as of the date hereof, (b) any member of the Board who is unaffiliated with, and not a Designated Director or other nominee of, Parent or Purchaser or their respective Subsidiaries, and (c) any successor of a Continuing Director who is
(i) unaffiliated with, and not a Designated Director or other nominee of, Parent or Purchaser or their respective Subsidiaries and (ii) recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board.

  SECTION 8.5. EXTENSION; WAIVER. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document, certificate or writing delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions of the other parties hereto contained herein; provided that (x) in the event that any Designated Directors constitute in their entirety a majority of the Board, no extensions or waivers shall be made which adversely affect the rights of the Company's shareholders hereunder without the approval of a majority of the Continuing Directors if at the time there shall be any Continuing Directors and (y) after the date of adoption of the Merger Agreement by the shareholders of the Company, no extensions or waivers shall be made which adversely affect the rights of the Company's shareholders hereunder without the approval of such shareholders. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                  ARTICLE IX

                                 Miscellaneous

  SECTION 9.1. SURVIVAL. If the Merger occurs, the representations, warranties, covenants and agreements made herein shall not survive beyond the Effective Time; provided that the covenants and agreements contained in Sections 2.7, 2.9, 3.1, 3.2, 6.4, 6.5, 6.6, 6.8, 6.10, 8.2, 8.3, 8.4, 8.5,
9.3, 9.5 and 9.10 hereof shall survive beyond the Effective Time without limitation. If the Agreement is terminated in accordance with Article VIII, the representations, warranties, covenants and agreements made herein shall not survive beyond such termination; provided that the covenants and agreements contained in Sections 6.3(b), 8.1, 8.2, 8.3 and 9.3 shall survive any such termination without limitation.

  SECTION 9.2. ENTIRE AGREEMENT. Except for the provisions of the Confidentiality Agreement which shall continue in full force and effect, this Agreement (including the schedules and exhibits and the agreements and other documents referred to herein) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior negotiations, commitments, agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof.

  SECTION 9.3. GOVERNING LAW. Except to the extent the IBCL is required to apply, this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware (regardless of the Laws that might otherwise govern under applicable principles of conflict of laws) as to all matters, including matters of validity, construction, effect, performance and remedies.

  SECTION 9.4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) the expiration of five business days after the day when mailed by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

  (a) If to the Parent or Purchaser, to:

    Marriott International, Inc.
    10400 Fernwood Road
    Bethesda, Maryland 20817
    Telephone: (301) 380-9555
    Telecopy: (301) 380-8150
    Attention: General Counsel

    with a copy to:

    O'Melveny & Myers
    555 Thirteenth Street, N.W.
    Washington, D.C. 20004
    Telephone: (202) 383-5300
    Telecopy: (202) 383-5414
    Attention: Jeffrey J. Rosen
               David G. Pommerening

  (b) If to the Company, to:

    Forum Group, Inc.
    11320 Random Hills Road, Suite 400
    Fairfax, Virginia 22066
    Telephone: (703) 277-7000
    Telecopy: (703) 277-7090
    Attention: Chief Executive Officer
    with a copy to:

    Jones, Day, Reavis & Pogue
    599 Lexington Avenue
    New York, New York 10022
    Telephone: (212) 326-3800
    Telecopy: (212) 755-7306
    Attention: Robert A. Profusek

  SECTION 9.5. SUCCESSORS AND ASSIGNS; NO THIRD PARTY BENEFICIARIES. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party (whether by operation of Law or otherwise) without the prior written consent of the other party; provided, that Purchaser may assign its rights and obligations hereunder to Parent or any Subsidiary of Parent, but no such assignment shall relieve Purchaser of its obligations hereunder. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and except for Sections 2.7, 2.9, 6.8 and 6.10 hereof nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

  SECTION 9.6. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

  SECTION 9.7. INTERPRETATION. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. "Include," "includes," and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import.

  SECTION 9.8. SCHEDULES. The Schedules hereto shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

  SECTION 9.9. LEGAL ENFORCEABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

  SECTION 9.10. SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto (a) will waive, in any action for specific performance, the defense of adequacy of a remedy at law and (b) shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to compel specific performance of this Agreement in any action instituted in any state or federal court sitting in Delaware. The parties hereto consent to personal jurisdiction in any such action brought in any state or federal court sitting in Delaware and to service of process upon it in the manner set forth in
Section 9.4 hereof.

        [The remainder of this page has been left blank intentionally.]

  IN WITNESS WHEREOF, each of the parties has caused this Agreement and Plan of Merger to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

                                  Forum Group, Inc.


                                  By:           /s/ Mark Pacala
                                     ---------------------------------------
                                     NAME: MARK PACALA
                                     TITLE: CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                  Marriott International, Inc.


                                  By:           /s/ William J. Shaw
                                     ---------------------------------------
                                     NAME: WILLIAM J. SHAW
                                     TITLE: EXECUTIVE VICE PRESIDENT

                                  FG Acquisition Corp.


                                  By:           /s/ William J. Shaw
                                     ---------------------------------------
                                     NAME: WILLIAM J. SHAW
                                     TITLE: VICE PRESIDENT

                                                                      EXHIBIT A

                            CONDITIONS OF THE OFFER

  Notwithstanding any other provision of the Offer, Purchaser shall not be required to accept for payment or pay for, and may delay the acceptance for payment of (whether or not the Shares have theretofore been accepted for payment), or the payment for, any Shares tendered, and may terminate or extend the Offer and not accept for payment any Shares, if:

    (i) immediately prior to the expiration of the Offer (as extended in accordance with the terms of the Offer and the Agreement), (A) the applicable waiting period under the HSR Act shall not have expired or been terminated, or (B) the number of Shares validly tendered and not withdrawn when added to the Shares then beneficially owned by Parent does not constitute two-thirds of the Shares then outstanding and represent two-thirds of the voting power of the Shares then outstanding on a Fully Diluted Basis on the date of purchase; OR

    (ii) on or after the date of this Agreement and prior to the acceptance for payment of Shares, any of the following conditions exist and be continuing:

      (a) (1) any of the representations or warranties of the Company contained in the Merger Agreement shall not have been true and correct in all material respects at the date when made or (except for those representations and warranties expressly made only as of a particular date which need only be true and correct in all material respects as of such date) shall cease to be true and correct in all material respects at any time prior to consummation of the Offer; or (2) (i) one or more circumstances or conditions exist, or changes have occurred since the date of this Agreement, that would constitute a breach or violation of any of the representations or warranties made by the Company in Article IV of this Agreement if such representations or warranties had been made without any materiality qualifications (e.g., if such representations and warranties were not qualified by "in all material respects" or except for such matters "as would not, individually or in the aggregate, have or constitute a Material Adverse Effect") and (ii) all such circumstances, conditions or changes, in the aggregate, have or constitute a Material Adverse Effect; or

      (b) the Company shall have breached in any material respect any of its covenants or agreements contained in the Merger Agreement; provided that, if any such breach is curable by the Company through the exercise of its reasonable efforts, then Purchaser may not terminate the Offer under this subsection (b) until 20 days after written notice thereof has been given to the Company by Parent or Purchaser and unless at such time the breach has not been cured; or

      (c) there shall have been any statute, rule, regulation, judgment, order or injunction promulgated, enacted, entered, enforced or deemed applicable to the Offer, or any other legal action shall have been taken, by any state, federal or foreign government or governmental authority or by any U.S. court, other than the routine application to the Offer or the Merger of waiting periods under the HSR Act, that (1) makes the acceptance for payment of, or the payment for, some or all of the Shares illegal or otherwise prohibits or restricts consummation of the Offer, (2) imposes material limitations on the ability of Purchaser or Parent to acquire or hold or to exercise any rights of ownership of the Shares, or effectively to manage or control the Company and its business, assets and properties or (3) has or constitutes a Material Adverse Effect as defined in either Section 4.1 or Section 5.1 of the Merger Agreement; or

      (d) facts or circumstances exist or shall have occurred in respect of the Company or any of its Subsidiaries that in the aggregate have or constitute a Material Adverse Effect; or

      (e) there shall have occurred (1) any general suspension of trading in, or limitation on prices for, securities on the New York Stock Exchange, Inc., (2) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States (whether or not mandatory), (3) the commencement of a war, armed hostilities or other international or national calamity directly or

                                     EXA-1
    ndirectly involving the United States and having or constituting a Material Adverse Effect or materially adversely affecting (or materially delaying) the consummation of the Offer, (4) any limitation or proposed limitation (whether or not mandatory) by any U.S. governmental authority or agency, or any other event, that materially adversely affects generally the extension of credit by banks or other financial institutions, (5) from the date of the Merger Agreement through the date of termination or expiration of the Offer, a decline of at least 25% in the Standard & Poor's 500 Index or (6) in the case of any of the situations described in clauses (1) through (5) inclusive, existing at the date of the commencement of the Offer, a material acceleration, escalation or worsening thereof; or

      (f) any Person or any group, other than Purchaser, any of its affiliates, any current holder of more than 25% of the outstanding shares or any group of which any of them is a member, shall have acquired beneficial ownership of more than 25% of the outstanding Shares or shall have entered into a definitive agreement with the Company with respect to a tender offer or exchange offer for any Shares or merger, consolidation or other business combination with or involving the Company or any of its Subsidiaries; or

      (g) prior to the purchase of Shares pursuant to the Offer, the Board
    (1) shall have withdrawn its approval or recommendation of the Offer, the Merger Agreement or the Merger, (2) shall have or modified (including by amendment of the Schedule 14D-9) in a manner adverse to Purchaser its approval or recommendation of the Offer, the Merger Agreement or the Merger, (3) shall have recommended to the Company's shareholders another offer, or (4) shall have adopted any resolution to effect any of the foregoing; provided that a change in the reasons for any such recommendation will not be deemed to be adverse to Purchaser so long as the Board continues to recommend that shareholders tender their Shares pursuant to the Offer; or

      (h) the Merger Agreement shall have been terminated in accordance with its terms; or

      (i) the Bankruptcy Court shall not have entered the Bankruptcy Order;
    or

      (j) the Company shall have failed to purchase all ownership interests (other than ownership interests owned as of the date hereof by the Company or any of its Subsidiaries) in the Forum Retirement Communities II, L.P., or shall have purchased such ownership interests for an aggregate purchase price in excess of $1,235,000; or

      (k) the Company shall have failed to obtain written confirmation of the oral waiver of the actual or potential breaches under the loan agreement referred to in item 3 of Schedule 4.9 of the Merger
    Agreement.

  The foregoing conditions are for the sole benefit of Purchaser and may be asserted by Purchaser regardless of the circumstances giving rise to such conditions, or may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion. The failure by Purchaser at any time to exercise any of the foregoing rights will not be deemed a waiver of any other rights and each such right will be deemed an ongoing right which may be asserted at any time and from time to time.

                                     EXA-2

                     ANNEX B--OPINION OF SMITH BARNEY INC.

LOGO

February 15, 1996

The Board of Directors
Forum Group, Inc.
11320 Random Hills Road
Fairfax, Virginia 22030

Members of the Board:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the common stock of Forum Group, Inc., other than Marriott International, Inc. ("Marriott") and its affiliates, of the consideration to be received by such holders pursuant to the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of February 15, 1996 (the "Merger Agreement"), by and among Marriott, FG Acquisition Corp., a wholly owned subsidiary of Marriott ("Purchaser"), and Forum. As more fully described in the Merger Agreement, (i) Purchaser will commence a tender offer to purchase all outstanding shares of the common stock, no par value, of Forum (the "Forum Common Stock") at a purchase price of $13.00 per share, net to the seller in cash (the "Tender Offer") and (ii) subsequent to the Tender Offer, Purchaser will be merged with and into Forum (the "Merger" and, together with the Tender Offer, the "Transaction") and each outstanding share of Forum Common Stock not previously tendered will be converted into the right to receive $13.00 in cash.

In arriving at our opinion, we reviewed the Merger Agreement and held discussions with certain senior officers, directors and other representatives and advisors of Forum concerning the business, operations and prospects of Forum. We examined certain publicly available business and financial information relating to Forum as well as certain financial forecasts and other data for Forum which were provided to us by or otherwise discussed with the management of Forum. We reviewed the financial terms of the Transaction as set forth in the Merger Agreement in relation to, among other things: current and historical market prices and trading volumes of Forum Common Stock; the historical and projected earnings and operating data of Forum; and the capitalization and financial condition of Forum. We also considered, to the extent publicly available, the financial terms of certain other similar transactions recently effected which we considered relevant in evaluating the Transaction and analyzed certain financial, stock market and other publicly available information relating to the business of other companies whose operations we considered relevant in evaluating those of Forum. In addition to the foregoing, we conducted such other analyses and examinations and considered such other financial, economic and market criteria as we deemed appropriate in arriving at our opinion.

In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information publicly available or furnished to or otherwise reviewed by or discussed with us. With respect to financial forecasts and other data provided to or otherwise reviewed by or discussed with us, we have been advised by the management of Forum that such forecasts and other data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Forum as to the future financial performance of Forum. We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Forum nor have we made any physical inspection of the properties or assets of Forum. In connection with our engagement, we were requested to approach

The Board of Directors
Forum Group, Inc.
February 15, 1996
Page 2

on a limited basis, and held discussions with, certain third parties to solicit indications of interest in a possible acquisition of Forum; however, we were not requested to, and did not, participate in the negotiation or structuring of the Transaction. Our opinion is necessarily based upon information available to us, and financial, stock market and other conditions and circumstances existing and disclosed to us, as of the date hereof.

Smith Barney has been engaged to render financial advisory services to Forum with respect to this opinion and will receive a fee for our services. In the ordinary course of our business, we and our affiliates may actively trade the securities of Forum and Marriott for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. In addition, we and our affiliates (including Travelers Group Inc. and its affiliates) may maintain relationships with Forum and Marriott.

Our advisory services and the opinion expressed herein are provided for the information of the Board of Directors of Forum in its evaluation of the proposed Transaction, and our opinion is not intended to be and does not constitute a recommendation to any stockholder as to whether or not such stockholder should tender shares of Forum Common Stock in the Tender Offer or how such stockholder should vote on the proposed Merger. Our opinion may not be published or otherwise used or referred to, nor shall any public reference to Smith Barney be made, without our prior written consent.

Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the cash consideration to be received by holders of Forum Common Stock (other than Marriott and its affiliates) in the Transaction is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Smith Barney Inc.

SMITH BARNEY INC.

                   ANNEX C--INDIANA BUSINESS CORPORATION LAW

                   TITLE 23. BUSINESS AND OTHER ASSOCIATIONS

                   ARTICLE 1. BUSINESS CORPORATIONS -- TYPES

                        CHAPTER 44. DISSENTERS' RIGHTS

(S) 23-1-44-1. "CORPORATION" DEFINED

  As used in this chapter, "corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(S) 23-1-44-2. "DISSENTER" DEFINED

  As used in this chapter, "dissenter" means a shareholder who is entitled to dissent from corporate action under section 8 of this chapter and who exercises that right when and in the manner required by sections 10 through 18 of this chapter.

(S) 23-1-44-3. "FAIR VALUE" DEFINED

  As used in this chapter, "fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(S) 23-1-44-4. "INTEREST" DEFINED

  As used in this chapter, "interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

(S) 23-1-44-5. "RECORD SHAREHOLDER" DEFINED

  As used in this chapter, "record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent that treatment as a record shareholder is provided under a recognition procedure or a disclosure procedure established under IC 23-1-30-4.

(S) 23-1-44-6. "BENEFICIAL SHAREHOLDER" DEFINED

  As used in this chapter, "beneficial shareholder" means the person who is a beneficial owner of shares held by a nominee as the record shareholder.

(S) 23-1-44-7. "SHAREHOLDER" DEFINED

  As used in this chapter, "shareholder" means the record shareholder or the beneficial shareholder.

(S) 23-1-44-8. SHAREHOLDER DISSENT

  (a) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:

    (1) Consummation of a plan of merger to which the corporation is a party if:

      (A) shareholder approval is required for the merger by IC 23-1-40-3 or the articles of incorporation; and

      (B) the shareholder is entitled to vote on the merger.

    (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.

    (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale.

    (4) The approval of a control share acquisition under IC 23-1-42.

    (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

  (b) This section does not apply to the holders of shares of any class or series if, on the date fixed to determine the shareholders entitled to receive notice of and vote at the meeting of shareholders at which the merger, plan of share exchange, or sale or exchange of property is to be acted on, the shares of that class or series were:

    (1) registered on a United States securities exchange registered under the Exchange Act (as defined in IC 23-1-43-9); or

    (2) traded on the National Association of Securities Dealers, Inc. Automated Quotations System Over-the-Counter Markets--National Market Issues or a similar market.

  (c) A shareholder:

    (1) who is entitled to dissent and obtain payment for the shareholder's shares under this chapter; or

    (2) who would be so entitled to dissent and obtain payment but for the provisions of subsection (b);

may not challenge the corporate action creating (or that, but for the provisions of subsection (b), would have created) the shareholder's entitlement.

(S) 23-1-44-9. BENEFICIAL SHAREHOLDER DISSENT

  (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the shareholder's other shares were registered in the names of different shareholders.

  (b) A beneficial shareholder may assert dissenters' rights as to shares held on the shareholder's behalf only if:

    (1) the beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

    (2) the beneficial shareholder does so with respect to all the beneficial shareholder's shares or those shares over which the beneficial shareholder has power to direct the vote.

(S) 23-1-44-10. NOTICE OF DISSENTERS' RIGHTS PRECEDING SHAREHOLDER VOTE

  (a) If proposed corporate action creating dissenters' rights under section 8 of this chapter is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter.

  (b) If corporate action creating dissenters' rights under section 8 of this chapter is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 12 of this chapter.

(S) 23-1-44-11. NOTICE OF INTENT TO DISSENT

  (a) If proposed corporate action creating dissenters' rights under section 8 of this chapter is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

    (1) must deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated; and

    (2) must not vote the shareholder's shares in favor of the proposed action.

  (b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for the shareholder's shares under this chapter.

(S) 23-1-44-12. NOTICE OF DISSENTERS' RIGHTS FOLLOWING ACTION CREATING RIGHTS

  (a) If proposed corporate action creating dissenters' rights under section 8 of this chapter is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 11 of this chapter.

  (b) The dissenters' notice must be sent no later than ten (10) days after approval by the shareholders, or if corporate action is taken without approval by the shareholders, then ten (10) days after the corporate action was taken. The dissenters' notice must:

    (1) state where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

    (2) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

    (3) supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

    (4) set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the subsection (a) notice is delivered; and

    (5) be accompanied by a copy of this chapter.

(S) 23-1-44-13. DEMAND FOR PAYMENT BY DISSENTER

  (a) A shareholder sent a dissenters' notice described in IC 23-1-42-11 or in section 12 of this chapter must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice under section 12(b)(3) of this chapter, and deposit the shareholder's certificates in accordance with the terms of the notice.

  (b) The shareholder who demands payment and deposits the shareholder's shares under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

  (c) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this chapter and is considered, for purposes of this article, to have voted the shareholder's shares in favor of the proposed corporate action.

(S) 23-1-44-14. TRANSFER OF SHARES RESTRICTED AFTER DEMAND FOR PAYMENT

  (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 16 of this chapter.

  (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

(S) 23-1-44-15. PAYMENT TO DISSENTER

  (a) Except as provided in section 17 of this chapter, as soon as the proposed corporate action is taken, or, if the transaction did not need shareholder approval and has been completed, upon receipt of a payment demand, the corporation shall pay each dissenter who complied with section 13 of this chapter the amount the corporation estimates to be the fair value of the dissenter's shares.

  (b) The payment must be accompanied by:

    (1) the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

    (2) a statement of the corporation's estimate of the fair value of the shares; and

    (3) a statement of the dissenter's right to demand payment under section 18 of this chapter.

(S) 23-1-44-16. RETURN OF SHARES AND RELEASE OF RESTRICTIONS

  (a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

  (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 12 of this chapter and repeat the payment demand procedure.

(S) 23-1-44-17. OFFER OF FAIR VALUE FOR SHARES OBTAINED AFTER FIRST
ANNOUNCEMENT

  (a) A corporation may elect to withhold payment required by section 15 of this chapter from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

  (b) To the extent the corporation elects to withhold payment under subsection (a), after taking the proposed corporate action, it shall estimate the fair value of the shares and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares and a statement of the dissenter's right to demand payment under section 18 of this chapter.

(S) 23-1-44-18. DISSENTER DEMAND FOR FAIR VALUE UNDER CERTAIN CONDITIONS

  (a) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and demand payment of the dissenter's estimate (less any payment under section 15 of this chapter), or reject the corporation's offer under section 17 of this chapter and demand payment of the fair value of the dissenter's shares, if:

    (1) the dissenter believes that the amount paid under section 15 of this chapter or offered under section 17 of this chapter is less than the fair value of the dissenter's shares;

    (2) the corporation fails to make payment under section 15 of this chapter within sixty (60) days after the date set for demanding payment; or

    (3) the corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

  (b) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (a) within thirty (30) days after the corporation made or offered payment for the dissenter's shares.

(S) 23-1-44-19. EFFECT OF FAILURE TO PAY DEMAND -- COMMENCEMENT OF JUDICIAL APPRAISAL PROCEEDING

  (a) If a demand for payment under IC 23-1-42-11 or under section 18 of this chapter remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

  (b) The corporation shall commence the proceeding in the circuit or superior court of the county where a corporation's principal office (or, if none in Indiana, its registered office) is located. If the corporation is a foreign corporation without a registered office in Indiana, it shall commence the proceeding in the county in Indiana where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

  (c) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

  (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

  (e) Each dissenter made a party to the proceeding is entitled to judgment:

    (1) for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation; or

    (2) for the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under section 17 of this chapter.

(S) 23-1-44-20. JUDICIAL DETERMINATION AND ASSESSMENT OF COSTS

  (a) The court in an appraisal proceeding commenced under section 19 of this chapter shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against such parties and in such amounts as the court finds equitable.

  (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

    (1) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 10 through 18 of this chapter; or

    (2) against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

  (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                 FORUM GROUP, INC.
            PROXY SOLICITED BY BOARD OF DIRECTORS FOR SPECIAL MEETING OF SHAREHOLDERS OF FORUM GROUP, INC., BETHESDA MARRIOTT SUITES,
       6711 DEMOCRACY BOULEVARD, BETHESDA, MD 20817 IN THE CONFERENCE CENTER,
P                         SALON NO. 1 ON THE SECOND LEVEL
R                 WEDNESDAY, JUNE 12, 1996, 10:00 A.M. LOCAL TIME
O
X    The undersigned appoints Paul E. Johnson, Jr. and Terrence P. Morrow, or
Y either of them, each with power of substitution, to attend the Special Meeting of Shareholders of Forum Group, Inc. and to vote all the shares of Common Stock held by the undersigned on April 25, 1996, that the undersigned would be entitled to vote if personally present, upon the matters shown on the reverse side, which are described in the Proxy Statement, and upon all other matters which may come before the Special Meeting of Shareholders of Forum Group, Inc., or any adjournment or postponement thereof. This proxy revokes all prior proxies given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated April 29, 1996 and the related Notice of Special Meeting of Shareholders.

You are encouraged to specify your choices by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. Your shares of Common Stock cannot be voted unless you sign and return this proxy.


- - --------------------------------------------------------------------------
                                                                ----------
                                                                   SEE
                                                                 REVERSE
                                                                   SIDE
                                                                ----------
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            DETACH PROXY CARD HERE

                           [LOGO OF FORUM GROUP]

                          11320 Random Hills Road
                          Fairfax, Virginia 22030

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD WEDNESDAY, JUNE 12, 1996

    April 29, 1996

    The Special Meeting of Shareholders of Forum Group, Inc. (the "Company") will be held on Wednesday, June 12, 1996, at 10:00 a.m., local time, at the Bethesda Marriott Suites, 6711 Democracy Boulevard, Bethesda, Maryland 20817, in the Conference Center, Salon No. 1 on the Second Level. Doors to the meeting will open at 9:45 a.m.

    The meeting will be conducted:

    1. To consider and vote upon the proposal described in the accompanying Proxy Statement to approve and adopt an Agreement and Plan of Merger, dated as of February 15, 1996, by and among Marriott International, Inc., FG Acquisition Corp. and the
       Company.

    2. To transact such other business as may properly come before the meeting.

    Shareholders of record at the close of business on April 25, 1996 will be entitled to notice of and to vote at this meeting.

                                            Joan Rector McGlockton
                                            Secretary

        Please mark
[X]     your votes
        with an X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1

 1. AUTHORIZATION AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, dated as of February 15, 1996 (the "Merger Agreement"), by and among Marriott International, Inc., a Delaware corporation ("Parent"), FG Acquisition Corp., an Indiana corporation and a wholly owned indirect subsidiary of Parent ("Acquisition"), and Forum Group, Inc., an Indiana corporation (the "Company"), pursuant to which: (a) Acquisition will be merged with and into the Company, with the Company as the surviving corporation, and with all of the common stock of the Company owned indirectly by Parent; and (b) each outstanding share of the Company's common stock, no par value per share (the "Shares"), other than Shares held by Parent, the Company or any of their respective subsidiaries or by shareholders who properly exercise and perfect their dissenters' rights under Indiana law, will be converted into the right to receive $13 in cash, without interest.

        FOR     AGAINST       ABSTAINED
        [ ]       [ ]            [ ]

                                                This proxy will be voted
                                                   "FOR" Item 1 if no
                                                   choice is specified.

                                             I WILL ATTEND THE SPECIAL MEETING

                                                            [ ]

SIGNATURE(S)                             Date
            ----------------------------       ----------------
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name or names appear hereon. Please add your title if you are signing as Attorney, Administrator, Executor, Guardian, Trustee or in any other representative capacity.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

              PLEASE CAREFULLY DETACH HERE AND RETURN THIS PROXY
                        IN THE ENCLOSED REPLY ENVELOPE.

                                Admission Ticket

                               FORUM GROUP, INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                    WEDNESDAY, JUNE 12, 1996, 10:00 A.M. EDT

                           Bethesda Marriott Suites
                  Conference Center, Salon No.1, Second Level
                           6711 Democracy Boulevard
                              Bethesda, MD 20817

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                                    AGENDA
- - -------------------------------------------------------------------------------

            1. APPROVAL AND ADOPTION OF AGREEMENT AND PLAN OF MERGER
                                       *
 2. TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

- - -------------------------------------------------------------------------------

                   It is important that your shares are
               represented at this meeting, whether or not
                you attend the meeting in person. To make
              sure your shares are represented, we urge you
                to complete and mail the proxy card above.

- - -------------------------------------------------------------------------------

               If you and your guest plan on attending the
                   Special Meeting, please present this
                Admission Ticket to the Forum Group, Inc.
                     representative at the entrance.

- - -------------------------------------------------------------------------------